                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number         811-3706
                                   ---------------------------------------------

            AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

     4500 MAIN STREET, KANSAS CITY, MISSOURI                 64111
--------------------------------------------------------------------------------
     (Address of principal executive offices)              (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:        816-531-5575
                                                    ----------------------------

Date of fiscal year end:     08-31
                         -------------------------------------------------------

Date of reporting period:    08-31-2007
                         -------------------------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report                August 31, 2007

[photo of autumn]

California Tax-Free Money Market Fund
California Limited-Term Tax-Free Fund
California Tax-Free Bond Fund
California Long-Term Tax-Free Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the annual report for the American
Century® California Tax-Free Money Market, California Limited-Term Tax-Free,
California Tax-Free Bond, and California Long-Term Tax-Free funds for the 12 months ended August 31, 2007, to help you monitor your investment.

2007 has been an eventful year for the financial markets and for us. While the markets experienced subprime-related turbulence, we've been working to secure a smooth executive leadership transition. In our semiannual report, we announced the promotion of former international equity chief investment officer (CIO) Enrique Chang to overall CIO, effective January 1, 2007. One of
Enrique's immediate challenges was to hire a new international equity CIO, which he accomplished in May when Mark On joined us from AXA Rosenberg.
Enrique also hired Steve Lurito from MUUS Asset Management LLC in July to fill our vacant U.S. growth equity CIO position.

We also announced the promotion of Jonathan Thomas to chief executive officer, effective March 1. In June, Jonathan hired Barry Fink, who came to us from
Morgan Stanley, as chief operating officer. This completed our leadership transition, and helped make it possible for my son, Jim Stowers III, to step down from the American Century Companies, Inc. (ACC) board of directors at the end of July to focus on his new business ventures. I remain co-chair of the
ACC board with Richard Brown, who has been on the board since 1998 and also co-chairs the Stowers Institute for Medical Research board.

Jim's recent departure, after he relinquished his executive leadership and investment management responsibilities in early 2005, reflects his comfort with the firm's direction and new leadership. As with Jim before them, we've been energized by the skills and experience brought to the leadership team by
Jonathan, Enrique, Barry, Mark, and Steve. They've already had a positive impact on the development and management of the products and services we take pride in delivering to you.

[photo of James E. Stowers, Jr.]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

TABLE OF CONTENTS

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .    2
      U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . . . .    2

CALIFORNIA TAX-FREE MONEY MARKET

CALIFORNIA LIMITED-TERM TAX-FREE

CALIFORNIA TAX-FREE BOND

CALIFORNIA LONG-TERM TAX-FREE

FINANCIAL STATEMENTS

OTHER INFORMATION

     Proxy Voting Results. . . . . . . . . . . . . . . . . . . . . . . . .   57
     Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
     Approval of Management Agreements for California Tax-Free
      Money Market, California Limited-Term Tax-Free,

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By David MacEwen, Chief Investment Officer, Fixed Income

MODEST GROWTH, INFLATION, BOND RETURNS

U.S. bonds produced positive returns during the 12 months ended August 31,
2007. But the ride was bumpy, as waves from the bursting housing and subprime mortgage/credit bubbles spread to the broader economy and financial markets.
In this environment, bond market volatility surged to the highest level in years as investors generally avoided riskier corporate and asset-backed securities in favor of the highest-quality government bonds.

As for the U.S. economy, growth moderated during the period, with the economy expanding at an approximately 2% average annual rate over the last four complete calendar quarters. Inflation also slowed, as the trailing 12-month percentage change in core consumer prices (without volatile food and energy prices) finished August at 2.1%, down from 2.9% in September 2006. In that environment, the Federal Reserve held its short-term rate target steady at
5.25%.

MUNICIPALS TRAILED TAXABLE BONDS

It's typical for the broad investment-grade municipal market to underperform the investment-grade taxable market when Treasurys rally, as happened during the period. The effects of the housing and credit crunches and resulting flight to safe-haven Treasury bonds were felt most keenly in the municipal market in July and August, the worst two-month period for 10-year municipal bonds relative to Treasurys since September and October of 2001. The sharp increase in longer-term municipal yields in recent months meant the municipal yield curve steepened (the difference in yield between short- and long-term bonds increased) after holding a relatively flat shape for much of the period.

High-yield municipals slightly outperformed investment-grade municipals for the 12 months as yield-seeking investors embraced high-yield bonds as a result of the relatively flat shape of the curve. But high-yield securities were hit hardest of all municipal investments in July and August as credit quality concerns affected all sectors of the market. That ended a string of gains that lasted more than a year and a half, according to Lehman Brothers.

U.S. Fixed-Income Total Returns
For the 12 months ended August 31, 2007

LEHMAN BROTHERS MUNICIPAL MARKET INDICES
Municipal Bond                                  2.30%
3-Year Municipal Bond                           3.57%
5-Year General Obligation (GO)                  3.44%
Long-Term Municipal Bond (22+ years)            0.36%
Non-Investment-Grade (High-Yield)               2.71%

TAXABLE MARKET RETURNS
Lehman Brothers U.S. Aggregate Index            5.26%
Lehman Brothers U.S. Treasury Index             6.02%
3-Month Treasury Bill                           5.36%
10-Year Treasury Note                           5.78%

------

PERFORMANCE
California Tax-Free Money Market

Total Returns as of August 31, 2007
                                          Average Annual Returns
                                                               Since     Inception
                          1 year     5 years     10 years    Inception      Date
CALIFORNIA
TAX-FREE
MONEY MARKET              3.16%       1.74%       2.16%        3.14%      11/9/83

LIPPER CALIFORNIA
TAX-EXEMPT MONEY
MARKET FUNDS AVERAGE
RETURNS(1)                3.04%       1.64%       2.05%      3.26%(2)        --

Fund's Lipper Ranking
as of 8/31/07(1)         21 of 62    22 of 56    8 of 37     2 of 2(2)       --

Fund's Lipper Ranking
as of 9/30/07(1)         21 of 62    22 of 56    8 of 38     2 of 2(2)       --

(1) Data provided by Lipper Inc. - A Reuters Company. © 2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  Lipper Fund Performance - Performance data is total return, and is preliminary and subject to revision.
  Lipper Rankings - Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Since 11/30/83, the date nearest the fund's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

An investment in the fund is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

------

PORTFOLIO COMMENTARY
California Tax-Free Money Market

Lead Portfolio Manager: Todd Pardula
Macro Strategy Team Representative: Steven Permut

PERFORMANCE SUMMARY

California Tax-Free Money Market returned 3.16% for the 12 months ended August
31, 2007, outpacing the 3.04% average return of the 62 funds in Lipper Inc.'s
California tax-exempt money market funds category. The fund maintained its solid performance run, finishing the period ranked among the top 34% of the
Lipper peer group. This performance is particularly noteworthy, because, unlike many of our peers, we do not own any securities subject to the federal alternative minimum tax (AMT). AMT securities typically offer higher yields.

MUNI YIELDS INCREASED AS TREASURY YIELDS DECLINED

The Federal Reserve (the Fed) left its fed funds rate target unchanged at
5.25% throughout the reporting period. Economic growth slowed, but inflation remained the Fed's primary motivator for most of the 12 months and this focus generally tempered the market's expectations for a rate cut.

Despite the Fed's decision to hold short-term rates steady, Treasury yields experienced high volatility. The three-month Treasury bill yield, a standard money market benchmark, declined from 5.19% on February 20, 2007, to 4.01% on
August 31, 2007. Yields began their descent when surprisingly strong federal tax receipts in April led to reduced Treasury bill issuance. But the bulk of the decline occurred late in the fiscal year, when subprime-related liquidity concerns about asset-backed commercial paper sparked a flight to quality, with
U.S. Treasury bills the primary beneficiary. Commentary from the Fed regarding the central bank's willingness to take action as needed reignited market expectations for interest rate cuts.

Unlike their taxable counterparts, municipal money market yields increased modestly. California Tax-Free Money Market's yield jumped from 3.01% to 3.47%.
Supply and demand factors generally accounted for the upward movement.
Continued heavy issuance of TOB (tender option bond) securities throughout the
12 months combined with tax season and quarter-end pressure forced dealers to keep rates relatively high to attract buyers during the latter half of the period. In addition, yields remained "artificially" high at the end of August, as securities dealers, concerned about the taxable market's liquidity issues, worked to deplete their inventories.

Yields as of August 31, 2007

7-Day Current Yield
                                              3.47%

7-Day Effective Yield
                                              3.53%

7-Day Tax-Equivalent Current Yields*
31.98% Tax Bracket                            5.10%
34.70% Tax Bracket                            5.31%
39.23% Tax Bracket                            5.71%
41.05% Tax Bracket                            5.89%

*The tax brackets indicated are for combined state and federal income tax.
Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

------

California Tax-Free Money Market

PORTFOLIO STRATEGY

Overall, we continued to emphasize floating-rate notes, which afforded us the flexibility to capture seasonal rate spikes while maintaining liquidity. Our emphasis on floating-rate securities accounted for the fund's outperformance during the period.

The portfolio started the reporting period with a weighted average maturity of
33 days. After selling our longest-maturity security in early February, to take advantage of higher yields on floating-rate notes, the portfolio's average maturity declined to 18 days. Then, primarily during June, when most
California notes come to market, we purchased several one-year notes, which helped push the portfolio's weighted average maturity to 31 days at the end of the period. For the entire 12-month period, the portfolio's weighted average maturity averaged 25 days.

OUTLOOK

The 12-month period ended on a volatile note, with investors shunning riskier assets in favor of high-quality securities. In response to the turmoil in the credit markets, the Fed and other central banks injected liquidity into the monetary system. In addition, the Fed announced a heightened focus on economic growth and reduced the interest rate for bank borrowing at its discount window. The financial markets responded enthusiastically, interpreting the
Fed's new tone as a precursor to an easing campaign.

Going forward, Portfolio Manager Todd Pardula believes U.S. economic growth will weaken. "We expect short-term tax-exempt rates will decline, but at a somewhat slower pace than in the taxable market," he says. "Although we expect floating-rate securities to reset at lower yields, we also anticipate continued value in the market, as dealers offer pricing incentives to deplete their inventories. In addition, we look forward to the end of October, when the state of California will issue $7 billion of short-term debt. This action should alleviate the current shortage of California municipal paper."

Portfolio Composition by Credit Rating
                             % of fund       % of fund
                            investments     investments
                               as of           as of
                              8/31/07         2/28/07

A-1+                            73%             68%
A-1                             27%             32%

Portfolio Composition by Maturity
                             % of fund       % of fund
                            investments     investments
                               as of           as of
                              8/31/07         2/28/07

1-30 days                       91%             91%
31-90 days                      2%              --
91-180 days                     --              8%
More than 180 days              7%              1%

------

SCHEDULE OF INVESTMENTS
California Tax-Free Money Market

AUGUST 31, 2007

Principal Amount                                                             Value

Short-Term Municipal Securities -- 99.1%

CALIFORNIA -- 99.1%

   $16,175,000  ABAG Finance Auth. for Nonprofit Corps. COP,
                (Lucile Salter Packard Children's Hospital at
                Stanford), VRDN, 3.90%, 9/5/07 (Ambac) (SBBPA:
                Bayerische Landesbank)                                $ 16,175,000
     2,000,000  ABAG Finance Auth. for Nonprofit Corps.
                Multifamily Housing Rev., Series 2002 A, (The
                Arbors Apartments), VRDN, 3.91%, 9/5/07 (FNMA)
                (LOC: FNMA)                                              2,000,000
     5,270,000  ABAG Finance Auth. for Nonprofit Corps. Rev.,
                (Francis Parker School), VRDN, 3.95%, 9/6/07 (LOC:
                Bank of New York)                                        5,270,000
     2,945,000  ABAG Finance Auth. for Nonprofit Corps. Rev.,
                (Institute Defense Analyses), VRDN, 3.98%, 9/6/07
                (Ambac) (SBBPA: Wachovia Bank N.A.)                      2,945,000
     5,000,000  ABAG Finance Auth. for Nonprofit Corps. Rev., (The
                Thacher School), VRDN, 3.99%, 9/6/07 (SBBPA:
                Keybank, N.A.)                                           5,000,000
     5,000,000  ABAG Finance Auth. for Nonprofit Corps. Rev.,
                Series 2006 A, (Elder Care Alliance of San
                Francisco), VRDN, 3.86%, 9/6/07 (LOC: Citibank
                N.A.)                                                    5,000,000
     8,126,714  ABN AMRO Leasetops Certificates Trust Rev., Series
                2003-1, VRDN, 4.10%, 9/5/07 (Ambac) (SBBPA: ABN
                AMRO Bank N.V.) (Acquired 1/29/03, Cost
                $8,126,714)(1)                                           8,126,714
    13,881,000  ABN AMRO Munitops Certificate Trust GO, Series
                2006-78, VRDN, 4.01%, 9/6/07 (FGIC) (SBBPA: ABN
                AMRO Bank N.V.) (Acquired 12/21/06 - 8/1/07, Cost
                $13,881,000)(1)                                         13,881,000
     5,000,000  ABN AMRO Munitops Certificate Trust GO, VRDN,
                3.81%, 5/1/08 (CIFG-TCRS) (SBBPA: ABN AMRO Bank
                N.V.)                                                    5,000,000

Principal Amount                                                             Value

   $ 1,900,000  ABN AMRO Munitops Certificate Trust Rev., Series
                2003-17, VRDN, 3.97%, 9/6/07 (MBIA) (SBBPA: ABN
                AMRO Bank N.V.)                                        $ 1,900,000
     5,000,000  ABN AMRO Munitops Certificate Trust Rev., Series
                2006-11, VRDN, 3.97%, 9/6/07 (MBIA) (SBBPA: ABN
                AMRO Bank N.V.) (Acquired 3/28/06, Cost
                $5,000,000)(1)                                           5,000,000
     2,700,000  ABN AMRO Munitops Certificate Trust Rev., Series
                2006-19, VRDN, 3.97%, 9/6/07 (MBIA) (SBBPA: ABN
                AMRO Bank N.V.)                                          2,700,000
     4,325,000  Apple Valley COP, (Public Facilities Financing),
                VRDN, 3.96%, 9/6/07 (LOC: California State
                Teacher's Retirement)                                    4,325,000
    10,635,000  Auburn Union School District COP, VRDN, 4.05%,
                9/6/07 (FSA) (SBBPA: Dexia Credit Local)                10,635,000
     2,300,000  Barstow Multifamily Housing Rev., (Desert Vista
                Apartments), VRDN, 3.89%, 9/5/07 (LOC: FHLB)             2,300,000
     7,000,000  California Community College Financing Auth. Tax &
                Rev. Anticipation Notes, Series 2007 A, (Community
                College League), 4.50%, 6/30/08 (FSA)                    7,046,382
       750,000  California Department of Water Resources Power
                Supply Rev., Series 2002 B2, VRDN, 3.95%, 9/4/07
                (LOC: BNP Paribas)                                         750,000
     1,400,000  California Department of Water Resources Power
                Supply Rev., Series 2005 F2, VRDN, 3.83%, 9/4/07
                (LOC: JPMorgan Chase Bank and Societe Generale)          1,400,000
     2,400,000  California Economic Development Financing Auth.
                Rev., (Volk Enterprises Inc.), VRDN, 3.95%, 9/6/07
                (LOC: JPMorgan Chase Bank) (Acquired 3/8/04 -
                8/21/07, Cost $2,400,000)(1)                             2,400,000
       470,000  California Economic Recovery Rev., Series 2004
                C16, VRDN, 3.86%, 9/5/07 (FSA) (SBBPA: Dexia
                Credit Local)                                              470,000

------

California Tax-Free Money Market

Principal Amount                                                             Value

   $ 7,805,000  California Educational Facilities Auth. Rev.,
                Series 2002 B, (Art Center Design College), VRDN,
                4.00%, 9/6/07 (LOC: Allied Irish Bank plc)             $ 7,805,000
     5,165,000  California Enterprise Development Auth. Rev.,
                (Community Hospice Inc.), VRDN, 3.96%, 9/6/07
                (LOC: Bank of New York)                                  5,165,000
     5,000,000  California GO, Series 2003 C3, VRDN, 3.94%, 9/6/07
                (LOC: Landesbank Hessen-Thuringen Girozentrale,
                Bank of America N.A. and Bank of Nova Scotia)            5,000,000
     1,700,000  California GO, Series 2004 A3, (Daily Kindergarten
                University), VRDN, 3.96%, 9/4/07 (LOC: Citibank
                N.A. and California State Teacher's Retirement)          1,700,000
       750,000  California GO, Series 2004 A9, (Weekly
                Kindergarten University), VRDN, 3.87%, 9/6/07
                (LOC: Citibank N.A. and California State Teacher's
                Retirement)                                                750,000
       830,000  California GO, Series 2005 A3, VRDN, 3.90%, 9/5/07
                (LOC: Bank of America N.A.)                                830,000
     6,500,000  California Health Facilities Financing Auth. Rev.,
                Series 2006 C, (Kaiser Permanente), VRDN, 3.90%,
                9/5/07                                                   6,500,000
     4,000,000  California Infrastructure & Economic Development
                Bank Rev., (Academy of Motion Picture Arts and
                Sciences Obligated Group), VRDN, 3.96%, 9/6/07
                (Ambac) (SBBPA: JPMorgan Chase Bank)                     4,000,000
     3,000,000  California Infrastructure & Economic Development
                Bank Rev., (Country Schools), VRDN, 3.96%, 9/6/07
                (LOC: Bank of New York)                                  3,000,000
     4,600,000  California Infrastructure & Economic Development
                Bank Rev., (Humane Society), VRDN, 3.98%, 9/6/07
                (LOC: Comerica Bank)                                     4,600,000
     2,830,000  California Infrastructure & Economic Development
                Bank Rev., (Rural Community Assistance), VRDN,
                3.98%, 9/6/07 (LOC: Bank of the West)                    2,830,000

Principal Amount                                                             Value

   $ 3,910,000  California Infrastructure & Economic Development
                Bank Rev., Series 2003 A, VRDN, 3.92%, 9/5/07
                (LOC: Wells Fargo Bank, N.A.)                          $ 3,910,000
     8,000,000  California School Cash Reserve Program Auth. COP,
                Series 2007 A, (2007-2008 TRANS), 4.25%, 7/1/08
                (Ambac) (GIC: Citigroup Financial Products)              8,040,354
     3,500,000  California State University Institute, 3.65%,
                10/1/07 (LOC: State Street Bank & Trust Co. and
                JPMorgan
                Chase Bank)                                              3,500,000
     3,000,000  California Statewide Communities Development Auth.
                Rev., (House Ear Institute), VRDN, 4.00%, 9/6/07
                (LOC: City National Bank)                                3,000,000
     7,000,000  California Statewide Communities Development Auth.
                Rev., Series 2003 D, (Kaiser Permanente), VRDN,
                3.87%, 9/5/07                                            7,000,000
    12,500,000  California Statewide Communities Development Auth.
                Rev., Series 2004 M, (Kaiser Permanente), VRDN,
                3.90%, 9/5/07                                           12,500,000
     3,900,000  California Statewide Communities Development Auth.
                Rev., Series 2006 A, (National Center for
                International Schools), VRDN, 3.93%, 9/6/07 (LOC:
                Allied Irish Bank plc)                                   3,900,000
     3,150,000  California Statewide Financing Auth. Rev., VRDN,
                4.04%, 9/6/07 (LOC: Merrill Lynch Capital
                Services, Inc.) (Acquired 2/17/05 - 1/12/06, Cost
                $3,150,000)(1)                                           3,150,000
    10,000,000  Chino Basin Regional Financing Auth. COP, (Inland
                Empire Utilities Agency), 3.67%, 9/12/07 (LOC:
                State Street Bank & Trust Co.)                          10,000,000
     3,350,000  City of Fremont COP, (Building & Equipment
                Financing), VRDN, 3.95%, 9/6/07 (LOC: KBC Bank
                N.V.)                                                    3,350,000
       300,000  City of Hanford Sewer System Rev., Series 1996 A,
                VRDN, 4.05%, 9/6/07 (LOC: Union Bank of California
                N.A.)                                                      300,000

------

California Tax-Free Money Market

Principal Amount                                                             Value

   $ 5,900,000  City of Los Angeles Wastewater System Rev., Series
                2006 C, VRDN, 3.95%, 9/6/07 (XLCA) (SBBPA: Bank of
                Nova Scotia)                                           $ 5,900,000
     6,590,000  City of Moreno Valley COP, (1997 City Hall
                Refinancing), VRDN, 3.96%, 9/6/07 (LOC: Union Bank
                of California N.A. and California State Teacher's
                Retirement System)                                       6,590,000
       900,000  City of Novato Rev., (Nova-
                Ro III Senior Housing), VRDN, 3.88%, 9/6/07 (LOC:
                Bank of the West)                                          900,000
    11,420,000  City of Reedley COP, VRDN, 3.93%, 9/6/07 (LOC:
                U.S. Bank N.A.)                                         11,420,000
     4,700,000  City of San Jose Rev., Series 1985 B, (Foxchase),
                VRDN, 3.95%, 9/6/07 (LOC: FNMA)                          4,700,000
     5,915,000  City of Vallejo COP, (Golf Course Facilities
                Financing), VRDN, 4.18%, 9/6/07 (LOC: Union Bank
                of California N.A.)                                      5,915,000
    23,540,000  City of Vallejo COP, VRDN, 4.13%, 9/6/07 (LOC:
                Union Bank of California N.A.)                          23,540,000
     5,800,000  City of Vallejo Rev., Series 2001 A, VRDN, 4.13%,
                9/5/07 (LOC: JPMorgan Chase Bank)                        5,800,000
     9,500,000  City of Whittier Rev., (Whittier College), VRDN,
                5.90%, 9/6/07 (RADIAN) (SBBPA: Bank of New York)         9,500,000
     7,000,000  Coachella Valley Unified School District COP,
                VRDN, 3.99%, 9/6/07 (FSA) (SBBPA: Dexia Credit
                Local)                                                   7,000,000
     5,000,000  Delano COP, (Delano Regional Medical Center),
                VRDN, 3.95%, 9/6/07 (LOC: Comerica Bank)                 5,000,000
     3,700,000  Diamond Bar Public Financing Auth. Lease Rev.,
                Series 2002 A, (Community/Senior Center), VRDN,
                4.05%, 9/5/07 (LOC: Union Bank of California N.A.)       3,700,000
     4,000,000  East Bay Municipal Wastewater, 3.63%, 9/11/07
                (SBBPA: JPMorgan Chase Bank)                             4,000,000
     4,000,000  East Bay Municipal Wastewater, 3.63%, 9/14/07
                (SBBPA: JPMorgan Chase Bank)                             4,000,000

Principal Amount                                                             Value

   $ 5,795,000  El Monte COP, Series 2003 A, (Community
                Improvement), VRDN, 3.96%, 9/6/07 (LOC: California
                State Teacher's Retirement)                            $ 5,795,000
     2,075,000  Golden State Tobacco Securitization Corp.
                Settlement Rev., (DB 195), VRDN, 4.04%, 9/6/07
                (FGIC) (SBBPA: Deutsche Bank A.G.)                       2,075,000
     3,530,000  Golden State Tobacco Securitization Corp.
                Settlement Rev., (PA 1236), VRDN, 4.04%, 9/6/07
                (LOC: Merrill Lynch Capital Services, Inc.)
                (Acquired 1/15/04, Cost $3,530,000)(1)                   3,530,000
     2,735,000  Golden State Tobacco Securitization Corp.
                Settlement Rev., (PA 1237), VRDN, 4.04%, 9/6/07
                (LOC: Merrill Lynch Capital Services, Inc.)              2,735,000
     5,000,000  Imperial Irrigation District COP, Series 2007 A,
                (Electric and Water System), 3.68%, 10/11/07 (LOC:
                Citibank N.A.)                                           5,000,000
    34,620,000  Inland Valley Development Agency Tax Allocation
                Rev., VRDN, 4.13%, 9/5/07 (LOC: California State
                Teacher's Retirement)                                   34,620,000
     4,145,000  JPMorgan Chase & Co. PUTTERs Trust GO, Series
                2007-1710P, VRDN, 4.10%, 9/6/07 (FSA) (LIQ FAC:
                JPMorgan Chase Bank) (Acquired 6/28/07 - 8/2/07,
                Cost $4,145,000)(1)                                      4,145,000
    13,573,543  Koch Certificates Trust Rev., Series 1999-2, VRDN,
                4.00%, 9/6/07 (Ambac) (SBBPA: State Street Bank &
                Trust Co.)                                              13,573,543
    13,020,000  Long Beach Unified School District COP, VRDN,
                3.95%, 9/6/07 (Ambac) (SBBPA: Dexia Credit Local)       13,020,000
       900,000  Los Angeles COP, Series
                2006 A, (Notre Dame High School), VRDN, 3.95%,
                9/6/07 (LOC: Allied Irish Bank plc)                        900,000
    14,000,000  Los Angeles Tax & Rev. Anticipation Notes GO,
                4.50%, 6/30/08                                          14,093,947
     5,000,000  Los Angeles Unified School District GO, Series
                2007 H, (Election of 2004), 5.00%, 7/1/08                5,056,573

------

California Tax-Free Money Market

Principal Amount                                                             Value

   $ 2,185,000  Palm Desert Financing Auth. Tax Allocation Rev.,
                (Housing Set-Aside), 4.00%, 10/1/07 (MBIA)             $ 2,185,786
     7,080,000  Puttable Floating Option
                Tax-Exempt Receipts, (California Statewide
                Communities Development Auth.), VRDN, 4.06%,
                9/6/07 (GNMA) (LIQ FAC: Merrill Lynch Capital
                Services) (Acquired 3/29/07, Cost $7,080,000)(1)         7,080,000
     2,400,000  Puttable Floating Option Tax-Exempt Receipts,
                VRDN, 4.04%, 9/5/07 (LOC: Dexia Credit Local)            2,400,000
    13,990,000  Puttable Floating Option
                Tax-Exempt Receipts, VRDN, 4.03%, 9/6/07 (FSA)
                (LIQ FAC: Dexia Credit Local) (Acquired 5/16/07 -
                5/30/07, Cost $13,990,000)(1)                           13,990,000
     8,000,000  Puttable Floating Option
                Tax-Exempt Receipts, VRDN, 4.03%, 9/6/07 (FSA)
                (LIQ FAC: Merrill Lynch Capital Services)
                (Acquired 8/13/07, Cost $8,000,000)(1)                   8,000,000
     5,000,000  Puttable Floating Option Tax-Exempt Receipts,
                VRDN, 4.04%, 9/6/07 (LOC: Dexia Credit Local)            5,000,000
     4,330,000  San Bernardino County Multifamily Housing Auth.
                Rev., Series 1993 A, (Rialto Heritage), VRDN,
                3.95%, 9/6/07 (LOC: FHLB)                                4,330,000
     4,685,000  San Diego County COP, (Friends of Chabad), VRDN,
                4.00%, 9/6/07 (LOC: Comerica Bank)                       4,685,000
     4,000,000  San Diego County COP, VRDN, 3.93%, 9/6/07 (LOC:
                Comerica Bank)                                           4,000,000
     7,560,000  San Francisco City & County Redevelopment Agency
                Community Facilities District No. 4 Rev., VRDN,
                3.95%, 9/6/07 (LOC: Bank of America N.A.)                7,560,000
     1,300,000  San Francisco City & County Redevelopment Agency
                Rev., (South Harbor), VRDN, 4.05%, 9/6/07 (LOC:
                Dexia Credit Local)                                      1,300,000

Principal Amount                                                             Value

   $26,055,000  San Mateo County Multifamily Housing Auth. Rev.,
                VRDN, 4.12%, 9/6/07 (LOC: Merrill Lynch Capital
                Services, Inc.) (Acquired 11/21/06, Cost
                $26,055,000)(1)                                       $ 26,055,000
     4,050,000  Sequoia Union High School District GO, VRDN,
                4.06%, 9/6/07 (FSA) (LIQ FAC: Merrill Lynch
                Capital Services) (Acquired 8/6/07, Cost
                $4,050,000)(1)                                           4,050,000
     9,650,000  South Placer Wastewater Auth. Rev., Series 2000 B,
                VRDN, 3.95%, 9/6/07 (FGIC) (SBBPA: State Street
                Bank & Trust Co. and California State Teacher's
                Retirement)                                              9,650,000
       500,000  Three Valleys Municipal Water District COP,
                (Miramar Water Treatment, Water Transmission and
                Hydroelectric Generating Facilities), VRDN, 3.94%,
                9/5/07 (LOC: Wells Fargo Bank N.A)                         500,000
     2,975,000  Victor Valley Community College District COP,
                VRDN, 3.95%, 9/6/07 (LOC: BNP Paribas and Union
                Bank of California N.A.)                                 2,975,000
    25,000,000  Victorville Joint Powers Financing Auth. Lease
                Rev., Series 2007 A, (Cogeneration Facility),
                VRDN, 3.96%, 9/6/07 (LOC: Fortis Bank SA N.V.)          25,000,000
     4,995,000  Washington Unified School District COP, Series
                2007-2059Z, (Yolo County PUTTERs), VRDN, 4.03%,
                9/6/07 (Ambac) (LIQ FAC: JPMorgan Chase Bank)            4,995,000
     8,045,000  Western Placer Unified School District COP, VRDN,
                3.95%, 9/6/07 (LOC: Bank of
                America N.A.)                                            8,045,000
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 99.1%                                   547,464,299
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- 0.9%                                     4,882,449
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $552,346,748
                                                                      ============

------

California Tax-Free Money Market

Notes to Schedule of Investments

Ambac = Ambac Assurance Corporation

CIFG-TCRS = CDC IXIS Financial Guaranty North America -- Transferable
Custodial Receipts

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FHLB = Federal Home Loan Bank

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance, Inc.

GIC = Guaranteed Investment Contract

GNMA = Government National Mortgage Association

GO = General Obligation

LIQ FAC = Liquidity Facilities

LOC = Letter of Credit

MBIA = MBIA Insurance Corporation

PUTTERs = Puttable Tax-Exempt Receipts

RADIAN = Radian Asset Assurance, Inc.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective August 31, 2007.

XLCA = XL Capital Ltd.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at August 31, 2007, was $99,407,714, which represented 18.0% of total net assets. None of the restricted securities are considered to be illiquid.

See Notes to Financial Statements.

------

PERFORMANCE
California Limited-Term Tax-Free

Total Returns as of August 31, 2007
                                          Average Annual Returns
                                                             Since      Inception
                           1 year     5 years   10 years   Inception      Date
CALIFORNIA LIMITED-
TERM TAX-FREE               2.40%      2.20%     3.58%       3.98%       6/1/92

LEHMAN BROTHERS
3-YEAR MUNICIPAL
BOND INDEX(1)               3.57%      2.51%     3.95%     4.42%(2)        --

LIPPER CALIFORNIA
SHORT-INTERMEDIATE
MUNICIPAL DEBT FUNDS
AVERAGE RETURNS(1)          2.40%      2.26%     3.44%     4.04%(3)        --

Fund's Lipper Ranking
as of 8/31/07(1)(4)       13 of 20    7 of 11    4 of 8    2 of 2(3)       --

(1) Data provided by Lipper Inc. - A Reuters Company. © 2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  Lipper Fund Performance - Performance data is total return, and is preliminary and subject to revision.
  Lipper Rankings - Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Since 5/31/92, the date nearest the fund's inception for which data are available.

(3) Since 6/4/92, the date nearest the fund's inception for which data are available.

(4) Lipper Rankings for 9/30/07 are not available for California Limited-Term
Tax-Free. On September 3, 2007, the fund was acquired by California Tax-Free
Bond.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT).
Capital gains are not exempt from state and federal income tax.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

California Limited-Term Tax-Free

Growth of $10,000 Over 10 Years
$10,000 investment made August 31, 1997

One-Year Returns Over 10 Years
Periods ended August 31
                1998    1999    2000   2001    2002    2003    2004    2005   2006    2007
California
Limited-Term
Tax-Free       5.40%   2.26%   5.44%   6.94%  4.91%   1.87%   2.75%   1.33%   2.68%  2.40%

Lehman
Brothers
3-Year
Municipal
Bond Index     5.76%   2.92%   4.72%   8.05%  5.71%   3.06%   2.83%   0.84%   2.27%  3.57%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT).
Capital gains are not exempt from state and federal income tax.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

PORTFOLIO COMMENTARY
California Limited-Term Tax-Free

Lead Portfolio Manager: Alan Kruss
Macro Strategy Team Representative: Steven Permut

This is the final report for California Limited-Term Tax-Free (Cal
Limited-Term). The fund reorganized into American Century California Tax-Free
Bond and on September 4, fund shareholders received Investor Class shares in
California Tax-Free Bond, which has a similar strategy, objective, and expense ratio.

PERFORMANCE SUMMARY

Cal Limited-Term returned 2.40% for the 12 months ended August 31, 2007, matching the average return of the 20 California short-intermediate municipal debt funds tracked by Lipper Inc. By comparison, the Lehman Brothers 3-Year
Municipal Bond Index returned 3.57%. Of course, portfolio returns and the
Lipper average reflect operating expenses, while Lehman index returns do not.

The portfolio underperformed the index because Cal Limited-Term had a lower average credit quality at a time when the highest-rated municipal bonds outperformed (see the Market Perspective on page 2). The fund's return was similar to that of its peers because we worked hard to increase Cal
Limited-Term's yield while positioning for slower economic growth ahead.

YIELD SUMMARY

Cal Limited-Term's investment objectives were to seek safety of principal and high current income that is exempt from federal and California income taxes.
As of August 31, 2007, the portfolio's 30-day SEC yield was 3.55%, which translated into attractive tax-equivalent yields above 5%, as shown in the table above. That compares with an average yield of 3.27% for the funds in our
Lipper peer group. And we should point out that we achieved this yield without purchasing bonds subject to the alternative minimum tax (AMT).

ADDING YIELD

Total returns for short-term bond funds are derived primarily from their income component, rather than price changes. The funds in our peer group could hold higher-yielding airline, tobacco, and AMT bonds. That tended to put the portfolio at a disadvantage relative to its Lipper peers over time because, other things being equal, holding higher-yielding bonds improves return.

Portfolio at a Glance
                                     As of         As of
                                    8/31/07       8/31/06

Weighted Average Maturity           3.4 yrs       3.9 yrs
Average Duration (Modified)         3.5 yrs       3.3 yrs

Yields as of August 31, 2007

30-Day SEC Yield
                                                   3.55%

30-Day Tax-Equivalent Yields*
31.98% Tax Bracket                                 5.22%
34.70% Tax Bracket                                 5.44%
39.23% Tax Bracket                                 5.84%
41.05% Tax Bracket                                 6.02%

*The tax brackets indicated are for combined state and federal income tax.
Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

------

California Limited-Term Tax-Free

To overcome this yield gap, we worked hard to make relative value trades to take advantage of yield and credit imbalances between states and U.S.
territories. One way we did that was by adding Puerto Rico debt -- these securities had very short maturities but yields comparable to those on the longest-term municipal bonds. These securities skewed the portfolio's overall credit quality downward because of their BBB rating. However, we felt they offered an excellent risk/reward profile because of their money market-like maturities and relatively high yields.

POSITIONING FOR SLOWER GROWTH

We also added yield by buying attractively valued securities from more defensive sectors of the economy. In addition, we broadened the portfolio's diversification and improved its credit quality (by buying higher-rated bonds)
because of our concern over slower economic growth and tight credit spreads between bonds rated BBB and AAA. (The spread, or difference in yield, between
BBB and AAA-rated bonds tightened to historically low levels during the period.) But despite our move up in credit quality, the portfolio still held more bonds rated A and below than the index. These securities underperformed when spreads widened sharply in July and August, one of the worst stretches for municipal bonds in many years.

OUTLOOK

"Going forward, shareholders in California Tax-Free Bond should expect we'll continue to focus on the same investment philosophy and process we used to manage Cal Limited-Term -- a repeatable, multi-layered investment process based on thorough credit analysis, security selection, and investment monitoring over time," said macro strategy team representative Steven Permut.

"We think the housing downturn is far from over, and will continue to exert downward pressure on consumer spending and the economy," Permut added. "As a result, we'll continue to position the California Tax-Free Bond portfolio for slower economic growth. This means we're looking at trading up in credit quality and shifting into more defensive sectors when we think we can add these bonds at attractive relative values."

Top Five Sectors as of August 31, 2007
                                                 % of fund
                                                investments

General Obligation (GO)                             24%
Special Tax Revenue                                 11%
Certificate of Participation (COPs)/Leases          11%
Hospital Revenue                                    10%
Electric Revenue                                     9%

Portfolio Composition by Credit Rating
                                   % of fund     % of fund
                                  investments   investments
                                     as of         as of
                                    8/31/07       2/28/07

AAA                                   68%           56%
AA                                     4%           14%
A                                     10%            8%
BBB                                   18%           18%
Not Rated                              --            4%

Ratings provided by independent research companies. These ratings are listed in Standard & Poor's format even if they were provided by other sources.

------

SCHEDULE OF INVESTMENTS
California Limited Term Tax-Free

AUGUST 31, 2007

Principal Amount                                                             Value

Municipal Securities -- 96.1%

CALIFORNIA -- 82.6%

   $3,000,000  California Department of Water Resources Power
               Supply Rev., Series 2002 A, 5.50%, 5/1/08(1)            $ 3,036,360
      200,000  California Educational Facilities Auth. Rev.,
               (University of the Pacific), 5.00%, 11/1/10                 207,784
      200,000  California Educational Facilities Auth. Rev.,
               (University of the Pacific), 5.00%, 11/1/11                 209,984
      195,000  California Educational Facilities Auth. Rev.,
               (University of the Pacific), 5.00%, 11/1/12                 206,324
      200,000  California Educational Facilities Auth. Rev.,
               (University of the Pacific), 5.00%, 11/1/13                 212,598
      200,000  California Educational Facilities Auth. Rev.,
               (University of the Pacific), 5.00%, 11/1/14                 212,960
      200,000  California Educational Facilities Auth. Rev.,
               (University of the Pacific), 5.00%, 11/1/15                 213,190
      200,000  California Educational Facilities Auth. Rev.,
               (University of the Pacific), 5.00%, 11/1/16                 211,776
      200,000  California Educational Facilities Auth. Rev.,
               (University of the Pacific), 5.00%, 11/1/17                 210,502
    4,275,000  California GO, 6.50%, 2/1/08 (Ambac)(1)                   4,325,273
    2,500,000  California GO, 4.50%, 10/1/08 (FSA)(1)                    2,524,825
    2,500,000  California GO, 5.00%, 12/1/09 (Ambac)(1)                  2,577,326
    3,000,000  California GO, 5.00%, 3/1/10 (XLCA)(1)                    3,097,529
    1,000,000  California GO, 5.50%, 3/1/11 (XLCA-ICR)                   1,060,440
    1,075,000  California Infrastructure & Economic Development
               Bank Rev., Series 2006 A, (California Science
               Center Phase II), 4.25%, 5/1/13 (FGIC)                    1,100,402
    1,605,000  California Mobilehome Park Financing Auth. Rev.,
               Series 2006 A, (Union City Tropics), 3.80%, 12/15/11      1,596,895
    1,450,000  California Public Works Board Lease Rev., Series
               2005 A, (Department General
               Services - Butterfield), 5.00%, 6/1/15                    1,542,046

Principal Amount                                                             Value

   $1,000,000  California State University Fresno Association Inc.
               Rev., (Auxiliary Organization Event Center), 5.00%,
               7/1/12(2)                                               $ 1,059,500
    2,500,000  California Statewide Communities Development Auth.
               Rev., Series 2007 A, (Valleycare Health System),
               4.80%, 7/15/17                                            2,471,825
      500,000  California Statewide Communities Development Auth.
               Rev., Series 2007 A, (Valleycare Health System),
               5.00%, 7/15/22                                              469,715
    2,080,000  California Statewide Communities Development Auth.
               Rev., Series 2007 B, (Kaiser Permanente), VRDN,
               4.37%, 10/1/07(1)                                         1,939,288
    1,130,000  Carson Redevelopment Agency Residential Mortgage
               COP, (Area No. 1), 5.50%, 10/1/11 (MBIA)                  1,208,829
      895,000  Central California Joint Powers Health Financing
               Auth. COP, (Community Hospitals), 5.125%, 2/1/08            900,621
    1,245,000  Central California Joint Powers Health Financing
               Auth. COP, (Community Hospitals), 5.125%, 2/1/09          1,271,506
      860,000  Central California Joint Powers Health Financing
               Auth. COP, (Community Hospitals), 5.25%, 2/1/10             900,790
      675,000  Central California Joint Powers Health Financing
               Auth. COP, (Community Hospitals), 5.25%, 2/1/10             700,819
    1,070,000  Chaffey Community College District GO, Series 2002
               A, 4.25%, 7/1/11 (FSA)                                    1,093,690
    1,610,000  Chaffey Community College District GO, Series 2007
               C, (Election of 2002), 5.00%, 6/1/19 (MBIA)(1)            1,702,961
    1,765,000  Chaffey Community College District GO, Series 2007
               C, (Election of 2002), 5.00%, 6/1/20 (MBIA)(1)            1,857,415
    2,065,000  Coast Community College District GO, Series 2006 B,
               (2002 Election), 5.00%, 8/1/17 (FSA)                      2,209,405
      500,000  Golden State Tobacco Securitization Corp.
               Settlement Rev., Series 2007 A-1, 5.00%, 6/1/17             497,485

------

California Limited-Term Tax-Free

Principal Amount                                                             Value

   $1,190,000  Imperial Irrigation District COP, (Water Systems),
               5.50%, 7/1/09 (Ambac)                                   $ 1,228,104
      825,000  Irvine Unified School District Financing Auth.
               Special Tax Rev., Series 2006 A, 4.50%, 9/1/13              820,933
      635,000  Irvine Unified School District Financing Auth.
               Special Tax Rev., Series 2006 A, 4.75%, 9/1/16              625,412
      110,000  Lancaster Financing Auth. Rev., (Projects No. 5 &
               6), 3.80%, 2/1/10                                           108,425
      120,000  Lancaster Financing Auth. Rev., (Projects No. 5 &
               6), 4.00%, 2/1/11                                           118,751
      125,000  Lancaster Financing Auth. Rev., (Projects No. 5 &
               6), 4.30%, 2/1/13                                           124,399
      750,000  Long Beach Bond Finance Auth. GO, Series 2002 A,
               (North Long Beach Redevelopment), 5.00%, 8/1/10
               (Ambac)                                                     776,805
    2,315,000  Long Beach Bond Finance Auth. GO, Series 2002 A,
               (North Long Beach Redevelopment), 5.00%, 8/1/11
               (Ambac)(1)                                                2,423,296
      615,000  Los Angeles Community Redevelopment Agency Parking
               System Rev., (Cinerama Dome Public Package
               Project), 4.875%, 7/1/08 (ACA)                              617,306
    3,130,000  Los Angeles Department of Water & Power Rev.,
               Series 2001 AA1, (Power Systems), 5.25%, 7/1/10
               (MBIA)(1)                                                 3,268,189
    3,130,000  Los Angeles Municipal Improvement Corp. Lease Rev.,
               Series 2007 B1, (Figueroa Plaza), 5.00%, 8/1/20
               (FGIC)(1)                                                 3,249,348
      575,000  Lynwood Public Financing Auth. COP, 4.125%, 9/1/12
               (Ambac)                                                     586,379
    1,550,000  Murrieta Valley Unified School District Public
               Financing Auth. Special Tax Rev., Series 2006 A,
               4.00%, 9/1/09 (AGC)                                       1,559,626
    1,255,000  Murrieta Valley Unified School District Public
               Financing Auth. Special Tax Rev., Series 2006 A,
               4.00%, 9/1/11 (AGC)                                       1,268,642

Principal Amount                                                             Value

   $1,690,000  Murrieta Valley Unified School District Public
               Financing
               Auth. Special Tax Rev., Series 2006 A, 4.00%,
               9/1/13 (AGC)                                            $ 1,702,743
    3,000,000  Oakland Joint Powers Financing Auth. Lease Rev.,
               (Convention Centers), 5.25%, 10/1/08 (Ambac)(1)           3,051,569
    1,225,000  Oceanside COP, Series 2003 A, 5.00%, 4/1/11 (Ambac)       1,277,736
      650,000  Orange County Community Facilities District Special
               Tax Rev., Series 2005 A,
               (No. 04-1-Ladera Ranch), 3.50%, 8/15/10                     632,275
      760,000  Orange County Community Facilities District Special
               Tax Rev., Series 2005 A,
               (No. 04-1-Ladera Ranch), 3.80%, 8/15/11                     741,897
      825,000  Orange County Community Facilities District Special
               Tax Rev., Series 2005 A,
               (No. 04-1-Ladera Ranch), 3.90%, 8/15/12                     801,966
      700,000  Orange County Community Facilities District Special
               Tax Rev., Series 2005 A,
               (No. 04-1-Ladera Ranch), 4.10%, 8/15/13                     683,319
    1,135,000  Orange County Community Facilities District Special
               Tax Rev., Series 2005 A,
               (No. 04-1-Ladera Ranch), 4.25%, 8/15/14                   1,114,865
      275,000  Orange County Improvement Bond Act of 1915 Special
               Assessment, (Newport Coast Phase IV Assessment
               District No. 01-1), 4.30%, 9/2/14                           266,219
      325,000  Orange County Improvement Bond Act of 1915 Special
               Assessment, (Newport Coast Phase IV Assessment
               District No. 01-1), 4.45%, 9/2/15                           315,686
      250,000  Orange County Improvement Bond Act of 1915 Special
               Assessment, (Newport Coast Phase IV Assessment
               District No. 01-1), 4.55%, 9/2/16                           241,678
    1,230,000  Orange County Refunding Recovery Rev., Series 1995
               A, 6.00%, 6/1/08 (MBIA)                                   1,252,263
    1,170,000  Poway Unified School District Public Financing
               Auth. Rev., 5.00%, 9/15/19 (Ambac)                        1,235,005
    1,215,000  Poway Unified School District Public Financing
               Auth. Rev., 5.00%, 9/15/20 (Ambac)                        1,276,139

------

California Limited-Term Tax-Free

Principal Amount                                                             Value

   $1,505,000  Rancho Mirage Joint Powers Financing Auth. Rev.,
               Series 2007 A, (Eisenhower Medical Center), 5.00%,
               7/1/15(1)                                               $ 1,561,678
    1,000,000  Riverside County COP, Series 2007 A, (Public Safety
               Communication and Refunding), 5.00%, 11/1/14
               (Ambac)(1)                                                1,063,520
    3,800,000  Sacramento County Sanitation District Financing
               Auth. Rev., Series 2000 A, 5.10%, 12/1/09(1)              3,915,709
    2,500,000  Sacramento County Sanitation District Financing
               Auth. Rev., Series 2007 B, VRDN, 4.12%, 9/4/07
               (FGIC)(1)                                                 2,437,800
    3,000,000  Sacramento Municipal Utility District Electric
               Rev., Series 2003 S, 5.00%, 11/15/11 (MBIA)(1)            3,165,389
    1,005,000  San Bernardino County Redevelopment Agency Tax
               Allocation Rev., Series 2005 A, (San Sevaine),
               5.00%, 9/1/15 (RADIAN)                                    1,012,045
      820,000  Shasta Lake Public Finance Auth. Rev., 3.75%, 4/1/09        810,800
    1,000,000  Shasta Lake Public Finance Auth. Rev., 4.00%, 4/1/12        979,060
    1,530,000  Shasta Lake Public Finance Auth. Rev., 4.50%, 4/1/15      1,514,455
    1,135,000  Solano County COP, 5.00%, 11/1/13 (MBIA)                  1,205,211
    2,000,000  South Orange County Public Financing Auth. Special
               Tax Rev., Series 2003 A, (Senior Lien), 5.00%,
               9/1/12 (MBIA)                                             2,122,580
    1,080,000  South Tahoe Joint Powers Financing Auth. Rev.,
               Series 2005 A, 5.00%, 10/1/13 (Ambac)                     1,146,150
    1,195,000  South Tahoe Joint Powers Financing Auth. Rev.,
               Series 2005 A, 5.00%, 10/1/15 (Ambac)                     1,274,252
      785,000  Turlock Health Facility COP, (Emanuel Medical
               Center Inc.), 4.25%, 10/15/09                               784,576
      820,000  Turlock Health Facility COP, (Emanuel Medical
               Center Inc.), 4.50%, 10/15/10                               823,403
      895,000  Turlock Health Facility COP, (Emanuel Medical
               Center Inc.), 5.00%, 10/15/12                               915,182
      985,000  Turlock Health Facility COP, (Emanuel Medical
               Center Inc.), 5.00%, 10/15/14                             1,003,193

Principal Amount                                                             Value

   $2,175,000  Turlock Irrigation District Rev., Series 2003 A,
               5.00%, 1/1/13 (MBIA)(1)                                 $ 2,304,674
    1,000,000  Val Verde Unified School District COP, 5.00%,
               1/1/14 (FGIC)(2)                                          1,068,970
    1,145,000  Val Verde Unified School District COP, 5.25%,
               1/1/15, Prerefunded at 100% of Par (FGIC)(2)              1,243,836
                                                                      ------------
                                                                       102,551,521
                                                                      ------------
GUAM -- 4.1%

    5,000,000  Guam Government Limited Obligation Rev., Series
               2001 A, 5.00%, 12/1/09 (FSA)(1)                           5,145,150
                                                                      ------------
NORTHERN MARIANA ISLANDS -- 1.2%

    1,430,000  Northern Mariana Islands GO, Series 2000 A, 5.75%,
               6/1/10 (ACA)                                              1,475,074
                                                                      ------------
PUERTO RICO -- 6.0%

    1,500,000  Children's Trust Fund Tobacco Settlement Rev.,
               5.00%, 7/1/08(2)                                          1,517,325
      500,000  Puerto Rico Electric Power Auth. Rev., Series 1999
               FF, 5.25%, 7/1/09 (MBIA)(2)                                 514,440
    1,000,000  Puerto Rico Electric Power Auth. Rev., Series 1999
               FF, 5.25%, 7/1/09 (MBIA)                                  1,029,060
    1,750,000  Puerto Rico GO, Series
               2004 A, 5.00%, 7/1/12                                     1,810,953
    1,000,000  Puerto Rico GO, Series
               2006 B, 5.00%, 12/1/15                                    1,051,460
    1,500,000  Puerto Rico Infrastructure Financing Auth. Special
               Tax Rev., Series 2006 B, 4.50%, 7/1/11                    1,531,950
                                                                      ------------
                                                                         7,455,188
                                                                      ------------
U.S. VIRGIN ISLANDS -- 2.2%

      500,000  Virgin Islands Public Finance Auth. Rev., 5.00%,
               10/1/14                                                     515,000
      500,000  Virgin Islands Public Finance Auth. Rev., 5.25%,
               10/1/14                                                     518,215
      170,000  Virgin Islands Public Finance Auth. Rev., 5.25%,
               10/1/15                                                     176,921
    1,500,000  Virgin Islands Public Finance Auth. Rev., Series
               1998 C, (Senior Lien Fund), 5.50%, 10/1/07                1,501,620
                                                                      ------------
                                                                         2,711,756
                                                                      ------------
TOTAL MUNICIPAL SECURITIES
(Cost $118,843,985)                                                    119,338,689
                                                                      ------------

------

California Limited-Term Tax-Free

Principal Amount                                                             Value

Short-Term Municipal Securities -- 4.0%

PUERTO RICO -- 4.0%

   $5,000,000  Government Development Bank of Puerto Rico Rev.,
               4.12%, 11/8/07                                          $ 4,997,400
(Cost $5,000,000)
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 100.1%
(Cost $123,843,985)                                                    124,336,089
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- (0.1)%                                   (118,831)
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $124,217,258
                                                                      ============

Futures Contracts
                                                Underlying Face       Unrealized
Contracts Purchased        Expiration Date      Amount at Value       Gain (Loss)
191     U.S. Treasury
        2-Year Notes        December 2007         $39,375,844          $ 47,320
                                                  ============       ============

                                                Underlying Face       Unrealized
Contracts Sold             Expiration Date      Amount at Value       Gain (Loss)
105     U.S. Treasury
        10-Year Notes       December 2007         $11,449,922         $(134,493)
                                                  ============       ============

Notes to Schedule of Investments

ACA = American Capital Access

AGC = Assured Guaranty Corp.

Ambac = Ambac Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance, Inc.

GO = General Obligation

MBIA = MBIA Insurance Corporation

RADIAN = Radian Asset Assurance, Inc.

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective August 31, 2007.

XLCA = XL Capital Ltd.

XLCA-ICR = XL Capital Ltd. - Insured Custodial Receipts

(1) Security, or a portion thereof, has been segregated for futures contracts.

(2) Escrowed to maturity in U.S. government securities or state and local government securities.

See Notes to Financial Statements.

------

PERFORMANCE
California Tax-Free Bond

Total Returns as of August 31, 2007
                                         Average Annual Returns
                                                            Since     Inception
                           1 year    5 years   10 years   Inception      Date
CALIFORNIA
TAX-FREE BOND               1.98%     2.98%      4.32%      5.84%      11/9/83

LEHMAN BROTHERS
5-YEAR GO INDEX             3.44%     3.17%      4.55%     6.36%(1)       --

LIPPER CALIFORNIA
INTERMEDIATE
MUNICIPAL DEBT FUNDS
AVERAGE RETURNS(2)          1.68%     2.70%      4.24%     5.84%(3)       --

Fund's Lipper
Ranking as of
8/31/07(2)                19 of 46   11 of 37  10 of 20   1 of 1(3)       --

Fund's Lipper
Ranking as of
9/30/07(2)                20 of 46   13 of 39   9 of 20   1 of 1(3)       --

(1) Since 10/31/83, the date nearest the fund's inception for which data are available.

(2) Data provided by Lipper Inc. - A Reuters Company. © 2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  Lipper Fund Performance - Performance data is total return, and is preliminary and subject to revision.
  Lipper Rankings - Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Since 11/10/83, the date nearest the fund's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT).
Capital gains are not exempt from state and federal income tax.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

California Tax-Free Bond

Growth of $10,000 Over 10 Years
$10,000 investment made August 31, 1997

One-Year Returns Over 10 Years
Periods ended August 31
                1998    1999    2000   2001    2002    2003    2004    2005   2006    2007
California
Tax-Free Bond  7.00%   0.74%   6.95%   8.22%  5.63%   1.91%   5.13%   3.36%   2.58%  1.98%

Lehman
Brothers
5-Year GO
Index          6.81%   2.21%   5.33%   8.99%  6.56%   3.57%   4.58%   1.96%   2.32%  3.44%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT).
Capital gains are not exempt from state and federal income tax.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

PORTFOLIO COMMENTARY
California Tax-Free Bond

Lead Portfolio Manager: Alan Kruss
Macro Strategy Team Representative: Steven Permut

PERFORMANCE SUMMARY

California Tax-Free Bond returned 1.98% for the 12 months ended August 31,
2007. By comparison, the Lehman Brothers 5-Year General Obligation Bond Index
returned 3.44%, while the average return of the 46 California intermediate municipal debt funds tracked by Lipper Inc. was 1.68%. Longer term, the portfolio's average annual returns also exceeded those of its Lipper group average for the five- and 10-year periods ended August 31, 2007 (see page 19).

DURATION POSITIONING MIXED

We began the fiscal year with a slightly long duration in anticipation of benefiting from a seasonal supply and demand imbalance that typically makes for a strong technical period for municipal bonds. Having a longer duration helped performance as rates fell (and bond prices rose) for much of the second half of 2006.

But with generally healthy economic growth and expectations of higher inflation in the market, we began to shorten the portfolio's duration at the end of 2006 to slightly short of what we believe is our peer group average. We lengthened the portfolio's duration (sensitivity to interest rate changes)
again modestly in mid-2007 in line with the peer group in anticipation of the summer technical period for municipal bonds. Unfortunately, having a slightly longer duration detracted from performance as interest rates rose, particularly in July and August (see the Market Perspective on page 2).

KEY CONTRIBUTORS

The portfolio's performance benefited from a yield curve steepening bias we had in place using municipal bonds and two- and 10-year Treasury futures contracts. Both the Treasury and municipal yield curves (which graphically represent yields at different maturities) steepened during the period.

In addition, we added yield and total return by building a position in Puerto
Rico debt -- these securities had very short maturities but yields comparable to those on the longest-term municipal bonds. These securities skew the portfolio's overall credit quality down because of their BBB rating. However, we felt they offered an excellent risk/reward profile because of their money market-like maturities but yields comparable to even the longest-term municipal bonds.

Portfolio at a Glance
                                     As of         As of
                                    8/31/07       8/31/06

Weighted Average Maturity           7.3 yrs       8.9 yrs
Average Duration (Modified)         5.0 yrs       4.9 yrs

Yields as of August 31, 2007

30-Day SEC Yield
                                                   3.80%

30-Day Tax-Equivalent Yields*

31.98% Tax Bracket                                 5.59%
34.70% Tax Bracket                                 5.82%
39.23% Tax Bracket                                 6.25%
41.05% Tax Bracket                                 6.45%

*The tax brackets indicated are for combined state and federal income tax.
Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

------

California Tax-Free Bond

POSITIONING FOR SLOWER GROWTH

As we've been saying for some time now, we broadened the portfolio's diversification and generally improved its credit quality (by buying higher-rated bonds) because of our concern over slower economic growth and tight credit spreads between most bonds rated BBB and AAA. (The spread, or difference in yield, between these BBB and AAA securities tightened to historically low levels during the period.) This meant that we were being compensated with less yield than in the past for taking on additional credit risk.

But despite our move up in credit quality, the portfolio still held more bonds rated A and below than the index. These securities underperformed when credit spreads widened sharply in July and August, one of the worst stretches for municipal bonds in many years.

OUTLOOK

"We continue to focus on the fund's repeatable, multi-layered investment process based on thorough credit analysis, security selection, and investment monitoring over time. We think our track record versus our competition validates this steady, long-term approach to investing," said macro strategy team representative Steven Permut.

"We think the housing downturn is far from over, and will continue to exert downward pressure on consumer spending and the economy," Permut added. "As a result, we'll continue to position the portfolio for slower economic growth.
This means we're looking at trading up in credit quality and shifting into more defensive sectors when we think we can add them at attractive relative values."

Top Five Sectors as of August 31, 2007
                                                 % of fund
                                                investments

General Obligation (GO)                             22%
Prerefunded                                         16%
Certificate of Participation (COPs)/Leases          12%
Tax Allocation/Tax Increment                         9%
Electric Revenue                                     8%

Portfolio Composition by Credit Rating
                                   % of fund     % of fund
                                  investments   investments
                                     as of         as of
                                    8/31/07       2/28/07

AAA                                   69%           62%
AA                                    2%            15%
A                                     7%             9%
BBB                                   14%           13%
Not Rated                             8%             1%

Ratings provided by independent research companies. These ratings are listed in Standard & Poor's format even if they were provided by other sources.

------

SCHEDULE OF INVESTMENTS
California Tax-Free Bond

AUGUST 31, 2007

Principal Amount                                                             Value

Municipal Securities -- 94.9%

CALIFORNIA -- 87.5%

    $ 5,565,000  Acalanes Union High School District GO, Series
                 2005 B, 5.25%, 8/1/24 (FSA)(1)                        $ 5,883,818
      2,300,000  Alameda County COP, (Santa Rita Jail), 5.375%,
                 6/1/09 (MBIA)(2)                                        2,328,152
      1,385,000  Alameda County COP, Series 2001 A, 5.375%,
                 12/1/15 (MBIA)                                          1,486,714
      1,000,000  Antelope Valley Community College District GO,
                 5.00%, 8/1/18 (MBIA)                                    1,064,230
      1,000,000  Antelope Valley Community College District GO,
                 Series 2007 C, (Election of 2004), 5.00%, 8/1/24
                 (MBIA)(3)                                               1,033,540
      2,000,000  Antelope Valley Community College District GO,
                 Series 2007 C, (Election of 2004), 5.00%, 8/1/25
                 (MBIA)(3)                                               2,059,040
      1,000,000  Antelope Valley Community College District GO,
                 Series 2007 C, (Election of 2004), 5.00%, 8/1/26
                 (MBIA)(3)                                               1,027,120
      1,050,000  Apple Valley Redevelopment Agency Tax Allocation
                 Rev., (Redevelopment Project Area No. 2), 5.00%,
                 6/1/21 (Ambac)                                          1,088,892
      3,650,000  Apple Valley Redevelopment Agency Tax Allocation
                 Rev., (Redevelopment Project Area No. 2), 5.00%,
                 6/1/25 (Ambac)                                          3,741,761
      1,240,000  Banning Financing Auth. Rev., (Electric System),
                 5.00%, 6/1/21 (XLCA)                                    1,282,966
      1,305,000  Banning Financing Auth. Rev., (Electric System),
                 5.00%, 6/1/22 (XLCA)                                    1,343,993
      3,925,000  Banning Utility Auth. Rev., (Refunding and
                 Improvement Projects), 5.25%, 11/1/35 (FGIC)(1)         4,124,312
      1,250,000  California Department of Water Resources Power
                 Supply Rev., Series 2001 W, 5.50%, 12/1/17              1,335,175
      7,000,000  California Department of Water Resources Power
                 Supply Rev., Series 2002 A, 5.375%, 5/1/12,
                 Prerefunded at 101% of Par (XLCA)(1)(2)                 7,584,499

Principal Amount                                                             Value

    $ 3,750,000  California Department of Water Resources Power
                 Supply Rev., Series 2002 A, 5.50%, 5/1/12             $ 4,027,538
      1,300,000  California Department of Water Resources Power
                 Supply Rev., Series 2002 B2, VRDN, 3.95%, 9/4/07
                 (LOC: BNP Paribas)                                      1,300,000
        100,000  California Department of Water Resources Power
                 Supply Rev., Series 2002 B5, VRDN, 3.85%, 9/4/07
                 (LOC: Bayerische Landesbank, Westdeutsche
                 Landesbank AG)                                            100,000
      1,100,000  California Economic Recovery Rev., Series 2004
                 C16, VRDN, 3.86%, 9/5/07 (FSA) (SBBPA: Dexia
                 Credit Local)                                           1,100,000
      1,255,000  California Educational Facilities Auth. Rev.,
                 (College Arts), 5.00%, 6/1/26                           1,195,450
      4,000,000  California Educational Facilities Auth. Rev.,
                 (Golden Gate University), 5.50%, 10/1/18(1)             4,060,320
      1,045,000  California Educational Facilities Auth. Rev.,
                 (Scripps College), 5.25%, 8/1/16                        1,086,466
      1,605,000  California Educational Facilities Auth. Rev.,
                 Series 2000 B, (Pooled College & University
                 Projects), 6.625%, 6/1/20                               1,690,161
      2,500,000  California Educational Facilities Auth. Rev.,
                 Series 2004 C, (Lutheran University), 5.00%,
                 10/1/24                                                 2,480,050
        495,000  California GO, 8.00%, 11/1/07 (FGIC)                      498,560
      4,480,000  California GO, 6.00%, 10/1/09 (Ambac)(1)                4,696,071
      3,350,000  California GO, 5.75%, 4/1/10 (Ambac)(1)                 3,527,751
      7,650,000  California GO, 5.25%, 10/1/10, Prerefunded at
                 100% of Par (FGIC-TCRS)(1)(2)                           8,025,300
      5,000,000  California GO, 5.50%, 4/1/12 (MBIA)(1)                  5,392,449
      2,350,000  California GO, 5.25%, 10/1/14 (FGIC-TCRS)               2,455,351
      7,590,000  California GO, 5.00%, 6/1/16(1)                         8,003,048
      5,000,000  California GO, 5.00%, 3/1/24(1)                         5,116,449

------

California Tax-Free Bond

Principal Amount                                                             Value

    $ 2,000,000  California Health Facilities Financing Auth.
                 Rev., Series 1998 A, (Kaiser Permanente), 5.25%,
                 6/1/11 (FSA)                                          $ 2,062,720
        835,000  California Housing Finance Agency Rev., Series
                 2000 D, (Multi-Family Housing),
                 VRDN, 3.93%, 9/4/07 (GO of Agency) (SBBPA:
                 Landesbank Hessen-Thuringen Girozentrale and
                 California State Teacher's Retirement)                    835,000
      1,000,000  California Infrastructure & Economic Development
                 Bank Rev., Series 2000 A, (Scripps Research
                 Institute), 5.625%, 7/1/20                              1,020,150
      1,075,000  California Mobilehome Park Financing Auth. Rev.,
                 Series 2000 A, (Union City Tropics), 5.375%,
                 8/15/10 (ACA)                                           1,147,380
      3,025,000  California Municipal Finance Auth. COP,
                 (Community Hospitals of Central California
                 Obligated Group), 5.00%, 2/1/17(1)                      3,039,097
      2,590,000  California Municipal Finance Auth. COP,
                 (Community Hospitals of Central California
                 Obligated Group), 5.00%, 2/1/19(1)                      2,568,788
      1,395,000  California Municipal Finance Auth. COP,
                 (Community Hospitals of Central California
                 Obligated Group), 5.00%, 2/1/22                         1,356,540
      2,000,000  California Public Works Board Lease Rev., Series
                 2005 A, (Department General
                 Services - Butterfield), 5.00%, 6/1/23                  2,041,700
      2,165,000  California Public Works Board Lease Rev., Series
                 2006 A, (Various California State University
                 Projects), 5.00%, 10/1/11                               2,271,107
      1,000,000  California Public Works Board Lease Rev., Series
                 2006 F, (Department of Corrections and
                 Rehabilitation - Monterey County State Prison),
                 5.25%, 11/1/18 (FGIC)                                   1,094,170
        650,000  California Special Districts Association Finance
                 Corp. COP, Series 2005 RR, 5.00%, 8/1/25 (XLCA)           680,011

Principal Amount                                                             Value

    $ 3,100,000  California State University Fresno Association
                 Inc. Rev., (Auxiliary Organization Event Center),
                 5.25%, 7/1/12, Prerefunded at 101% of Par(1)(2)       $ 3,344,559
      1,500,000  California State University Fresno Association
                 Inc. Rev., (Auxiliary Organization Event Center),
                 6.00%, 7/1/12, Prerefunded at 101% of Par(2)            1,667,760
      1,250,000  California State University System Rev., Series
                 2002 A, 5.375%, 11/1/18 (Ambac)                         1,332,738
      3,230,000  California Statewide Communities Development
                 Auth. Rev., Series 2000 B, (Brentwood School),
                 5.75%, 10/1/07 (FSA)(1)                                 3,299,671
      1,695,000  California Statewide Communities Development
                 Auth. Rev., Series 2002 B, 5.20%, 10/1/18 (FSA)         1,789,496
      2,250,000  California Statewide Communities Development
                 Auth. Rev., Series 2007 A, (California Baptist
                 University), 5.30%, 11/1/18                             2,219,085
      2,500,000  California Statewide Communities Development
                 Auth. Rev., Series 2007 A, (California Baptist
                 University), 5.40%, 11/1/27                             2,435,400
      5,000,000  California Statewide Communities Development
                 Auth. Rev., Series 2007 A, (Front Porch
                 Communities and Services), 5.125%, 4/1/37(1)            4,601,050
      1,000,000  California Statewide Communities Development
                 Auth. Rev., Series 2007 A, (Henry Mayo Newhall
                 Memorial Hospital), 5.00%, 10/1/20 (California
                 Mortgage Insurance)                                     1,016,200
      2,500,000  California Statewide Communities Development
                 Auth. Rev., Series 2007 A, (Valleycare Health
                 System), 4.80%, 7/15/17                                 2,471,825
        500,000  California Statewide Communities Development
                 Auth. Rev., Series 2007 A, (Valleycare Health
                 System), 5.00%, 7/15/22                                   469,715
      3,330,000  California Statewide Communities Development
                 Auth. Rev., Series 2007 B, (Kaiser Permanente),
                 VRDN, 4.37%, 10/1/07(1)                                 3,104,726

------

California Tax-Free Bond

Principal Amount                                                             Value

    $ 1,000,000  Calleguas-Las Virgines Public Financing Auth.
                 Rev., Series 2007 A, (Municipal Water District),
                 5.00%, 7/1/20 (FGIC)                                  $ 1,053,570
      1,000,000  Calleguas-Las Virgines Public Financing Auth.
                 Rev., Series 2007 A, (Municipal Water District),
                 5.00%, 7/1/21 (FGIC)                                    1,048,310
      1,000,000  Calleguas-Las Virgines Public Financing Auth.
                 Rev., Series 2007 A, (Municipal Water District),
                 5.00%, 7/1/22 (FGIC)                                    1,043,840
      3,115,000  Capistrano Unified School District Special Tax
                 Rev., (Community Facilities District No. 87-1),
                 5.00%, 9/1/18 (Ambac)(1)                                3,273,460
      2,100,000  Castaic Lake Water Agency Rev., Series 2001 A,
                 5.375%, 8/1/17 (MBIA)(1)                                2,221,989
      2,075,000  Chabot Las Positas Community College District
                 COP, 5.50%, 12/1/10 (FSA)(1)(2)                         2,132,187
      2,160,000  Chaffey Community College District GO, Series
                 2007 C, (Election of 2002), 5.00%, 6/1/21 (MBIA)        2,259,101
      1,000,000  Chaffey Community College District GO, Series
                 2007 C, (Election of 2002), 5.00%, 6/1/22 (MBIA)        1,041,050
      3,000,000  Chino Ontario Upland Water Facilities Auth. COP,
                 Series 1997 A, (Agua de Lejos), 5.20%, 10/1/15
                 (FGIC)(1)                                               3,063,450
     10,000,000  City of Whittier Rev., (Whittier College), VRDN,
                 5.90%, 9/6/07 (RADIAN) (SBBPA: Bank of New
                 York)(1)                                               10,000,000
      2,300,000  Eastern Municipal Water District COP, Series 2001
                 A, 5.25%, 7/1/13 (FGIC)(1)                              2,425,787
      1,020,000  El Segundo Unified School District GO, 5.375%,
                 9/1/12, Prerefunded at 100% of Par (FGIC)(2)            1,103,385
      1,095,000  El Segundo Unified School District GO, 5.375%,
                 9/1/12, Prerefunded at 100% of Par (FGIC)(2)            1,184,516
      1,000,000  Folsom Cordova Unified School District No. 2
                 Facilities Improvement GO, Series
                 2002 A, 5.375%, 10/1/15 (MBIA)                          1,071,240

Principal Amount                                                             Value

    $ 1,225,000  Folsom Cordova Unified School District No. 2
                 Facilities Improvement GO, Series
                 2002 A, 5.375%, 10/1/16 (MBIA)                        $ 1,312,269
      1,225,000  Folsom Public Financing Auth. Lease Rev., (City
                 Hall & Community Center), 5.25%, 10/1/14 (FSA)          1,317,059
      1,290,000  Folsom Public Financing Auth. Lease Rev., (City
                 Hall & Community Center), 5.25%, 10/1/15 (FSA)          1,386,944
      1,250,000  Foothill-De Anza Community College District GO,
                 Series 2007 B, (Election of 2006), 5.00%, 8/1/17
                 (Ambac)                                                 1,336,663
      4,000,000  Foothill-De Anza Community College District GO,
                 Series 2007 B, (Election of 2006), 5.00%, 8/1/27
                 (Ambac)(1)                                              4,105,280
      1,150,000  Franklin-McKinley School District GO, Series 2005
                 A, (Election of 2004), 5.00%, 8/1/25 (FGIC)             1,189,054
      2,550,000  Fremont Union High School District GO, Series
                 2000 B, 5.25%, 9/1/10, Prerefunded at 100% of
                 Par(1)(2)                                               2,669,978
      2,500,000  Glendora Unified School District GO, Series 2006
                 A, (Election of 2005), 5.25%, 8/1/30 (MBIA)(1)          2,633,550
      2,500,000  Golden State Tobacco Securitization Corp.
                 Settlement Rev., Series 2007 A-1, 5.00%, 6/1/15(1)      2,506,975
      1,640,000  Golden State Tobacco Securitization Corp.
                 Settlement Rev., Series 2007 A-1, 5.00%, 6/1/16         1,638,147
      2,000,000  Golden State Tobacco Securitization Corp.
                 Settlement Rev., Series 2007 A-1, 5.00%, 6/1/17         1,989,940
      1,675,000  Imperial Irrigation District COP, (Water
                 Systems), 5.50%, 7/1/16 (Ambac)                         1,771,095
        790,000  Irvine Unified School District Financing Auth.
                 Special Tax Rev., Series 2006 A, 5.00%, 9/1/20            777,036
      2,715,000  Irvine Unified School District Special Tax Rev.,
                 (Community Facilities District No. 86-1), 5.50%,
                 11/1/10 (Ambac)                                         2,776,956
        475,000  Lancaster Financing Auth. Rev., (Projects No. 5 &
                 6), 5.30%, 2/1/14                                         481,940

------

California Tax-Free Bond

Principal Amount                                                             Value

      $ 500,000  Lancaster Financing Auth. Rev., (Projects No. 5 &
                 6), 5.40%, 2/1/14                                       $ 505,100
      2,030,000  Long Beach Bond Finance Auth. Lease Rev., (Plaza
                 Parking Facility), 5.25%, 11/1/16                       2,095,468
      2,500,000  Los Altos School District GO, 5.00%, 8/1/19
                 (Ambac)                                                 2,647,200
      1,030,000  Los Angeles Community Redevelopment Agency
                 Parking System Rev., (Cinerama Dome Public
                 Package Project), 5.30%, 7/1/13 (ACA)                   1,052,289
      1,155,000  Los Angeles Convention and Exhibition Center
                 Auth. Lease Rev., Series 1993 A, 6.00%, 8/15/10
                 (MBIA-IBC)                                              1,230,202
      3,000,000  Los Angeles County Metropolitan Transportation
                 Auth. Sales Tax Rev., Series 2001 B, (Proposal
                 A), 5.25%, 7/1/13 (FSA)                                 3,190,110
      6,680,000  Los Angeles County Metropolitan Transportation
                 Auth. Sales Tax Rev., Series 2001 B, (Proposal
                 A), 5.25%, 7/1/16 (FSA)(1)                              7,103,311
      1,000,000  Los Angeles Municipal Improvement Corp. Lease
                 Rev., Series 2007 A, (Capital Equipment), 5.00%,
                 8/1/14 (FGIC)                                           1,066,280
      1,000,000  Los Angeles Municipal Improvement Corp. Lease
                 Rev., Series 2007 B1, (Figueroa Plaza), 5.00%,
                 8/1/21 (FGIC)                                           1,033,300
      3,500,000  Los Angeles Unified School District GO, 5.50%,
                 7/1/12 (MBIA)(1)                                        3,789,975
      5,000,000  Los Angeles Unified School District GO, Series
                 2002 E, (Election of 1997), 5.00%, 7/1/11
                 (MBIA)(1)                                               5,252,899
      2,500,000  Los Angeles Unified School District GO, Series
                 2003 F, (Election of 1997), 5.00%, 7/1/16 (FSA)         2,657,525
      1,000,000  Los Banos Redevelopment Agency Tax Allocation
                 Rev., (Los Banos Redevelopment Project), 5.00%,
                 9/1/36 (RADIAN)                                           902,560

Principal Amount                                                             Value

    $ 1,390,000  Los Gatos-Saratoga Joint Union High School
                 District GO, Series 2002 C, (Election of 1998),
                 5.375%, 6/1/12, Prerefunded at 101% of Par
                 (FSA)(2)                                              $ 1,510,207
      3,000,000  Metropolitan Water District of Southern
                 California Rev., Series 1992 B, 8.00%,
                 7/1/08(1)(2)                                            3,107,550
      2,920,000  Metropolitan Water District of Southern
                 California Rev., Series 2001 A, 5.125%,
                 7/1/09(1)(2)                                            3,001,059
      1,520,000  Mojave Unified School District No. 1 Facilities
                 Improvement GO, 5.25%, 8/1/20 (FGIC)                    1,606,427
      4,670,000  Mount Diablo Unified School District No. 202 GO,
                 (Election of 2002), 5.00%, 6/1/27 (MBIA)(1)             4,796,416
      1,485,000  Mountain View COP, (Capital Projects), 5.25%,
                 8/1/18                                                  1,556,295
      1,745,000  Murrieta Valley Unified School District Public
                 Financing Auth. Special Tax Rev., Series 2006 A,
                 4.00%, 9/1/12 (AGC)                                     1,764,876
      1,085,000  Murrieta Valley Unified School District Public
                 Financing Auth. Special Tax Rev., Series 2006 A,
                 4.00%, 9/1/14 (AGC)                                     1,087,105
      4,900,000  Norco Redevelopment Agency Tax Allocation Rev.,
                 5.00%, 3/1/26 (Ambac)(1)                                5,005,986
      4,565,000  Oceanside Community Development Commission Rev.,
                 (Downtown Redevelopment), 5.20%, 9/1/17                 4,658,035
      1,310,000  Oceanside COP, Series 2003 A, 5.00%, 4/1/12
                 (Ambac)                                                 1,378,605
      1,805,000  Orange County Public Financing Auth. Lease Rev.,
                 (Juvenile Justice Center Facility), 5.375%,
                 6/1/15 (Ambac)                                          1,947,866
      1,000,000  Orange County Public Financing Auth. Lease Rev.,
                 (Juvenile Justice Center Facility), 5.375%,
                 6/1/16 (Ambac)                                          1,079,150
      3,030,000  Orange County Public Financing Auth. Lease Rev.,
                 (Juvenile Justice Center Facility), 5.375%,
                 6/1/17 (Ambac)(1)                                       3,254,765
        500,000  Palo Verde Community College District No. 2004-1
                 GO, 6.00%, 8/1/30 (RADIAN)                                525,495

------

California Tax-Free Bond

Principal Amount                                                             Value

    $ 1,570,000  Paramount Unified School District GO, (Election
                 of 2006), 5.25%, 8/1/25 (FSA)                         $ 1,669,114
      1,760,000  Paramount Unified School District GO, (Election
                 of 2006), 5.25%, 8/1/26 (FSA)                           1,866,762
      1,450,000  Perris Public Financing Auth. Tax Allocation
                 Rev., 5.35%, 10/1/36                                    1,419,579
      1,830,000  Pomona Public Financing Auth. Rev., Series 2001
                 AD, (Merged Redevelopment), 4.75%, 2/1/13 (MBIA)        1,886,529
      1,720,000  Poway Redevelopment Agency Tax Allocation Rev.,
                 (Paguay), 5.25%, 6/15/26 (Ambac)                        1,779,908
      1,650,000  Poway Unified School District Special Tax Rev.,
                 (Community Facilities District No. 6-4), 5.125%,
                 9/1/35                                                  1,565,504
      1,000,000  Rancho Mirage Joint Powers Financing Auth. Rev.,
                 Series 2007 A, (Eisenhower Medical Center),
                 5.00%, 7/1/21                                           1,011,950
      2,000,000  Riverside County COP, Series 2007 A, (Public
                 Safety Communication and Refunding), 5.00%,
                 11/1/15 (Ambac)                                         2,133,460
      8,000,000  Sacramento City Financing Auth. Lease Rev.,
                 Series
                 1993 A, 5.40%, 11/1/20 (Ambac)(1)                       8,826,319
      2,500,000  Sacramento City Financing Auth. Rev., 5.00%,
                 12/1/16 (FGIC)(1)                                       2,678,775
      4,045,000  Sacramento City Financing Auth. Rev., Series 2002
                 A, (City Hall), 5.25%, 12/1/12, Prerefunded at
                 100% of Par (FSA)(1)(2)                                 4,366,497
      1,245,000  Sacramento City Financing Auth. Rev., Series 2002
                 A, (City Hall), 5.25%, 12/1/15 (FSA)                    1,333,843
      1,430,000  Sacramento City Financing Auth. Tax Allocation
                 Rev., Series 2005 A, 5.00%, 12/1/24 (FGIC)              1,471,270
      2,500,000  Sacramento County Sanitation District Financing
                 Auth. Rev., Series 2007 B, VRDN, 4.12%, 9/4/07
                 (FGIC)                                                  2,437,800
      3,650,000  Sacramento County Water Financing Auth. Rev.,
                 Series 2007 A, (Water Agency
                 Zones 40 & 41 2007 Water System), 5.00%, 6/1/18
                 (FGIC)                                                  3,902,836

Principal Amount                                                             Value

    $ 1,890,000  Sacramento Municipal Utility District Electric
                 Rev., Series 1992 C, 5.75%, 11/15/07 (MBIA)(2)        $ 1,896,880
      3,105,000  Sacramento Municipal Utility District Electric
                 Rev., Series 1997 K, 5.70%, 7/1/17 (Ambac)              3,516,971
      5,005,000  Sacramento Municipal Utility District Electric
                 Rev., Series 2001 O, 5.25%, 8/15/11 (MBIA)(1)           5,311,605
      1,695,000  San Buenaventura County COP, Series 2002 B,
                 5.50%, 1/1/15 (Ambac)                                   1,828,363
      1,790,000  San Buenaventura County COP, Series 2002 B,
                 5.50%, 1/1/16 (Ambac)                                   1,931,589
      1,280,000  San Diego Public Facilities Financing Auth. Tax
                 Allocation Rev., Series 2007 B, (Southcrest and
                 Central Imperial Redevelopment), 5.125%, 10/1/22
                 (RADIAN)                                                1,279,270
      2,030,000  San Diego Redevelopment Agency Tax Allocation
                 Rev., (Horton Plaza), 5.70%, 11/1/17                    2,120,599
      2,635,000  San Diego Redevelopment Agency Tax Allocation
                 Rev., (Horton Plaza), 5.80%, 11/1/21                    2,743,483
      1,460,000  San Diego Redevelopment Agency Tax Allocation
                 Rev., (North Park), 5.90%, 9/1/25                       1,502,004
      1,000,000  San Francisco City & County Airports Commission
                 Rev., Series 2006-32F, (San Francisco
                 International Airport), 5.25%, 5/1/19 (FGIC)            1,090,410
      3,000,000  San Jose Redevelopment Agency Tax Allocation
                 Rev., Series 2005 A, 5.00%, 8/1/25 (MBIA)               3,079,770
      1,570,000  San Marcos Public Facilities Auth. Tax Allocation
                 Rev., Series 2006 A (Project Area No. 3), 5.00%,
                 8/1/20 (Ambac)                                          1,641,749
      2,455,000  San Marcos Public Facilities Auth. Tax Allocation
                 Rev., Series 2006 A (Project Area No. 3), 5.00%,
                 8/1/25 (Ambac)                                          2,521,555
      2,680,000  San Mateo County Transportation District Sales
                 Tax Rev., Series 1993 A, 5.25%, 6/1/18 (MBIA)           2,932,188
      1,500,000  San Mateo Union High School District GO, 5.00%,
                 9/1/24 (FSA)                                            1,545,525

------

California Tax-Free Bond

Principal Amount                                                             Value

    $ 1,000,000  San Ramon Valley Unified School District GO,
                 (Election of 2002), 5.00%, 8/1/21 (MBIA)              $ 1,048,710
      3,350,000  Santa Barbara County GO, 5.375%, 10/1/17 (Ambac)        3,611,300
      2,075,000  Santa Clara Valley Water District COP, Series
                 2000 A, 5.20%, 2/1/09, Prerefunded at 102% of
                 Par(2)                                                  2,160,781
      1,120,000  Santa Fe Springs Community Development Commission
                 Tax Allocation Rev., Series 2002 A, 5.375%,
                 9/1/16 (MBIA)                                           1,182,944
      1,250,000  Santa Monica-Malibu Unified School District GO,
                 5.25%, 8/1/13                                           1,350,900
      1,265,000  Scotts Valley COP, 4.00%, 10/1/15 (FSA)                 1,278,460
      1,370,000  Scotts Valley COP, 4.25%, 10/1/18 (FSA)                 1,389,399
      2,780,000  Scotts Valley Redevelopment Agency Tax Allocation
                 Rev., 5.00%, 8/1/29 (Ambac)                             2,901,514
      2,400,000  Shasta Lake Public Finance Auth. Rev., 5.00%,
                 4/1/19                                                  2,421,000
      2,130,000  Shasta Lake Public Finance Auth. Rev., 5.00%,
                 4/1/22                                                  2,123,354
      1,445,000  South Tahoe Joint Powers Financing Auth. Rev.,
                 Series 2005 A, 5.00%, 10/1/19 (Ambac)                   1,505,184
      1,310,000  South Tahoe Joint Powers Financing Auth. Rev.,
                 Series 2005 A, (Redevelopment Area No. 1), 5.00%,
                 10/1/17 (Ambac)                                         1,378,408
      2,000,000  Southern California Public Power Auth. Rev.,
                 6.75%, 7/1/10 (GIC: PNC Bank)                           2,152,760
      5,000,000  Southern California Public Power Auth. Rev.,
                 Series
                 2002 A, (Southern Transmission), 5.25%, 7/1/17
                 (FSA)(1)                                                5,306,899
      3,325,000  Southern California Public Power Auth. Rev.,
                 Series
                 2002 A, (Southern Transmission), 5.25%, 7/1/18
                 (FSA)                                                   3,511,067
      1,975,000  Southwestern Community College District GO,
                 5.625%, 8/1/11, Prerefunded at 101% of Par
                 (Ambac)(2)                                              2,139,103
      2,770,000  Stockton Community Facilities District GO, (No. 1
                 Weston Ranch), 5.40%, 9/1/09, Prerefunded at 102%
                 of Par(2)                                               2,915,037

Principal Amount                                                             Value

      $ 325,000  Stockton Community Facilities District GO, (No. 1
                 Weston Ranch), 5.50%, 9/1/09, Prerefunded at 102%
                 of Par(2)                                               $ 342,638
      2,700,000  Stockton Public Financing Auth. Rev., Series 2006
                 A, (Redevelopment), 5.00%, 9/1/25 (RADIAN)              2,567,700
        570,000  Temecula Valley Unified School District Special
                 Tax Rev., (Community Facilities District No.
                 2004-1 - Improvement Area A), 5.00%, 9/1/27               539,323
      1,035,000  Turlock Health Facility COP, Series 2004 A,
                 (Emanuel Medical Center, Inc.), 5.50%, 10/15/15         1,080,043
      1,090,000  Turlock Health Facility COP, Series 2004 A,
                 (Emanuel Medical Center, Inc.), 5.50%, 10/15/16         1,132,772
      1,150,000  Turlock Health Facility COP, Series 2004 A,
                 (Emanuel Medical Center, Inc.), 5.50%, 10/15/17         1,190,227
      2,640,000  Val Verde Unified School District COP, 5.25%,
                 1/1/15, Prerefunded at 100% of Par (FGIC)(2)            2,867,885
      1,000,000  Val Verde Unified School District COP, 5.25%,
                 1/1/15, Prerefunded at 100% of Par (FGIC)(2)            1,086,320
      1,415,000  Val Verde Unified School District COP, 5.25%,
                 1/1/15, Prerefunded at 100% of Par (FGIC)(2)            1,537,143
      2,505,000  Val Verde Unified School District COP, 5.25%,
                 1/1/15, Prerefunded at 100% of Par (FGIC)(2)            2,721,232
      2,980,000  Val Verde Unified School District COP, 5.25%,
                 1/1/15, Prerefunded at 100% of Par (FGIC)(2)            3,237,234
      3,000,000  Ventura County Public Financing COP, 4.75%,
                 8/15/11 (FSA)                                           3,058,560
      1,000,000  Vista Unified School District GO, Series 2007 C,
                 (Election of 2002), 5.00%, 8/1/25 (FSA)                 1,040,820
      1,500,000  West Sacramento Financing Auth. Special Tax Rev.,
                 Series 2006 A, 5.00%, 9/1/18 (XLCA)                     1,587,885
      1,500,000  West Sacramento Financing Auth. Special Tax Rev.,
                 Series 2006 A, 5.00%, 9/1/19 (XLCA)                     1,571,520

------

California Tax-Free Bond

Principal Amount                                                             Value

    $ 1,500,000  West Sacramento Financing Auth. Special Tax Rev.,
                 Series 2006 A, 5.00%, 9/1/20 (XLCA)                   $ 1,557,480
                                                                      ------------
                                                                       404,416,600
                                                                      ------------
NORTHERN MARIANA ISLANDS -- 0.7%

         40,000  Northern Mariana Islands GO, Series 2000 A,
                 5.50%, 6/1/08 (ACA)                                        40,320
      1,445,000  Northern Mariana Islands GO, Series 2000 A,
                 5.50%, 6/1/08 (ACA)(2)                                  1,465,215
      1,555,000  Northern Mariana Islands GO, Series 2000 A,
                 5.50%, 6/1/09 (ACA)                                     1,582,741
                                                                      ------------
                                                                         3,088,276
                                                                      ------------
PUERTO RICO -- 5.7%

      3,700,000  Puerto Rico Electric Power Auth. Rev., Series
                 2002 II, 5.375%, 7/1/12, Prerefunded at 101% of
                 Par (MBIA)(1)(2)                                        4,013,908
      2,655,000  Puerto Rico Electric Power Auth. Rev., Series
                 2002 KK, 5.25%, 7/1/13 (FSA)                            2,865,382
      3,140,000  Puerto Rico Electric Power Auth. Rev., Series
                 2002 KK, 5.50%, 7/1/14 (FSA)                            3,457,423
      2,000,000  Puerto Rico GO, Series
                 2006 A, 5.25%, 7/1/26                                   2,058,960
      1,500,000  Puerto Rico GO, Series
                 2006 B, 5.00%, 12/1/15                                  1,577,190
      5,490,000  Puerto Rico GO, Series
                 2006 B, 5.25%, 7/1/17(1)                                5,801,393
      3,325,000  Puerto Rico Municipal Finance Agency GO, Series
                 2005 A, 5.25%, 8/1/25                                   3,419,131
      3,090,000  Puerto Rico Public Buildings Auth. Rev., Series
                 1995 A, 6.25%, 7/1/09 (Ambac)                           3,233,561
                                                                      ------------
                                                                        26,426,948
                                                                      ------------
U.S. VIRGIN ISLANDS -- 1.0%

      2,270,000  Virgin Islands Public Finance Auth. Rev., (Virgin
                 Islands Gross Receipts Taxes Loan Note), 5.00%,
                 10/1/18 (FGIC)                                          2,419,661
      1,050,000  Virgin Islands Public Finance Auth. Rev., Series
                 1998 A (Senior Lien), 5.50%, 10/1/13                    1,075,998
        500,000  Virgin Islands Public Finance Auth. Rev., Series
                 2004 A, (Virgin Islands Matching Fund Loan Note &
                 Senior Lien), 5.25%, 10/1/22                              507,655

Principal Amount                                                             Value

      $ 500,000  Virgin Islands Public Finance Auth. Rev., Series
                 2004 A, (Virgin Islands Matching Fund Loan Note &
                 Senior Lien), 5.25%, 10/1/23                            $ 505,575
                                                                      ------------
                                                                         4,508,889
                                                                      ------------
TOTAL MUNICIPAL SECURITIES
(Cost $431,762,854)                                                    438,440,713
                                                                      ------------

Short-Term Municipal Securities -- 4.5%

PUERTO RICO -- 4.5%

      2,500,000  Government Development Bank of Puerto Rico Rev.,
                 4.10%, 9/14/07                                          2,499,675
      2,505,000  Government Development Bank of Puerto Rico Rev.,
                 4.10%, 9/14/07                                          2,504,674
      2,000,000  Government Development Bank of Puerto Rico Rev.,
                 4.30%, 9/28/07                                          1,999,780
      1,065,000  Government Development Bank of Puerto Rico Rev.,
                 4.30%, 10/11/07                                         1,064,862
      2,135,000  Government Development Bank of Puerto Rico Rev.,
                 4.25%, 11/2/07                                          2,134,445
      2,240,000  Government Development Bank of Puerto Rico Rev.,
                 4.25%, 11/8/07                                          2,239,373
      5,000,000  Government Development Bank of Puerto Rico Rev.,
                 4.30%, 11/15/07                                         4,998,950
      3,523,000  Government Development Bank of Puerto Rico Rev.,
                 4.30%, 12/14/07                                         3,521,943
                                                                      ------------
TOTAL SHORT-TERM MUNICIPAL SECURITIES
(Cost $20,968,000)                                                      20,963,702
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 99.4%
(Cost $452,730,854)                                                    459,404,415
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- 0.6%                                     2,841,608
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $462,246,023
                                                                      ============

------

California Tax-Free Bond

Futures Contracts
                                                 Underlying Face      Unrealized
Contracts Purchased         Expiration Date      Amount at Value      Gain (Loss)

654     U.S. Treasury
        2-Year Notes         December 2007        $134,826,187         $162,029
                                                  ============       ============

                                                 Underlying Face      Unrealized
Contracts Sold              Expiration Date      Amount at Value      Gain (Loss)

361     U.S. Treasury
        10-Year Notes        December 2007         $39,365,922        $(450,551)
                                                  ============       ============

Notes to Schedule of Investments

ACA = American Capital Access

AGC = Assured Guaranty Corporation

Ambac = Ambac Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FGIC-TCRS = Financial Guaranty Insurance Co. -- Transferable Custodial Receipts

FSA = Financial Security Assurance, Inc.

GIC = Guaranteed Investment Contract

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corporation

MBIA-IBC = MBIA Insured Bond Certificates

RADIAN = Radian Asset Assurance, Inc.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective August 31, 2007.

XLCA = XL Capital Ltd.

(1) Security, or a portion thereof, has been segregated for when-issued securities and/or futures contracts.

(2) Escrowed to maturity in U.S. government securities or state and local government securities.

(3) When-issued security.

See Notes to Financial Statements.

------

PERFORMANCE
California Long-Term Tax-Free

Total Returns as of August 31, 2007
                                         Average Annual Returns
                                                             Since     Inception
                         1 year      5 years    10 years   Inception      Date
CALIFORNIA
LONG-TERM
TAX-FREE                  1.24%       3.60%      4.83%       6.93%      11/9/83

LEHMAN BROTHERS
LONG-TERM
MUNICIPAL
BOND INDEX                0.36%       5.29%      5.95%      8.62%(1)       --

LIPPER CALIFORNIA
MUNICIPAL DEBT
FUNDS AVERAGE
RETURNS(2)                0.66%       3.62%      4.52%      6.94%(3)       --

Fund's Lipper
Ranking as of
8/31/07(2)              41 of 116   50 of 97    21 of 71   1 of 1(3)       --

Fund's Lipper
Ranking as of
9/30/07(2)              43 of 117   54 of 97    21 of 71   1 of 1(3)       --

(1) Since 10/31/83, the date nearest the fund's inception for which data are available.

(2) Data provided by Lipper Inc. - A Reuters Company. © 2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  Lipper Fund Performance - Performance data is total return, and is preliminary and subject to revision.
  Lipper Rankings - Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Since 11/10/83, the date nearest the fund's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT).
Capital gains are not exempt from state and federal income tax.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

California Long-Term Tax-Free

Growth of $10,000 Over 10 Years
$10,000 investment made August 31, 1997

One-Year Returns Over 10 Years
Periods ended August 31
                1998     1999     2000    2001    2002    2003    2004    2005    2006    2007
California
Long-Term
Tax-Free        9.25%   -1.86%   7.79%   10.55%   5.14%  1.81%   6.83%    5.38%   2.89%  1.24%

Lehman
Brothers
Long-Term
Municipal
Bond Index     10.51%   -2.14%   7.34%   12.35%   5.62%  2.62%   9.24%   10.52%   4.08%  0.36%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT).
Capital gains are not exempt from state and federal income tax.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

PORTFOLIO COMMENTARY
California Long-Term Tax-Free

Lead Portfolio Manager: Dave MacEwen
Macro Strategy Team Representative: Steven Permut

PERFORMANCE SUMMARY

California Long-Term Tax-Free (Cal Long-Term) returned 1.24% for the 12 months ended August 31, 2007. By comparison, the Lehman Brothers Long-Term Municipal
Bond Index returned 0.36%, while the average return of the 116 California municipal debt funds tracked by Lipper Inc. was 0.66%. Of course, portfolio returns and the Lipper average reflect operating expenses, while Lehman index returns do not.

The portfolio outperformed the index because Cal Long-Term had a lesser degree of price sensitivity to interest rate changes (shorter duration) at a time when municipal yields increased (see the Market Perspective on page 2). Our duration and yield curve positioning also helped explain the portfolio's outperformance compared with the Lipper group average.

YIELD SUMMARY

Cal Long-Term's investment objectives are to seek safety of principal and high current income that is exempt from federal and California income taxes. As of
August 31, 2007, the portfolio's 30-day SEC yield was 4.17%, which translated into attractive tax-equivalent yields well above 6%, as shown in the accompanying table. That compares with an average yield of 3.55% for the funds in our Lipper peer group. And we should point out that we achieved this yield without purchasing bonds subject to the alternative minimum tax (AMT).

DURATION POSITIONING HELPED

We typically manage duration (which, as mentioned earlier, is a measure of a bond fund's price sensitivity to interest rate changes) conservatively, keeping it in a narrow band around that of our peer group average. Rather than make big bets on the direction of interest rates, we prefer instead to add value through security, credit, and curve exposure. That said, duration goes a long way toward explaining the portfolio's performance. We believe, for example, that both the fund and its peers have shorter durations on average than the Lehman Brothers Long-Term Municipal Bond Index; as a result, the portfolio and Lipper group outperformed the index, particularly in July and
August, when municipal bond yields rose sharply.

Relative to an estimated average of our peer group's durations, we believe we maintained a slightly longer-than-average duration early in 2007, which helped performance when the municipal market rallied. But we brought duration back to short to neutral relative to the peer estimated average in recent months, helping the fund's return finish slightly ahead of the peer group.

Portfolio at a Glance
                                      As of         As of
                                     8/31/07       8/31/06

Weighted Average Maturity            13.9 yrs      15.9 yrs
Average Duration (Modified)          7.4 yrs       5.8 yrs

Yields as of August 31, 2007

30-Day SEC Yield
                                                    4.17%

30-Day Tax-Equivalent Yields*
31.98% Tax Bracket                                  6.13%
34.70% Tax Bracket                                  6.39%
39.23% Tax Bracket                                  6.86%
41.05% Tax Bracket                                  7.07%

*The tax brackets indicated are for combined state and federal income tax.
Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

------

California Long-Term Tax-Free

CURVE EXPOSURE CONTRIBUTED

The portfolio's performance benefited from a yield curve steepening bias we had in place using two- and 10-year Treasury futures contracts. The Treasury yield curve steepened sharply during the period, as the yield difference between two- and 10-year Treasurys increased from -5 (the curve was inverted)
to +39 basis points (a basis point equals 0.01%) as the curve returned to a more normal, upward slope. Both the Treasury and municipal yield curves
(graphic representations of yields at different maturities) steepened during the period.

LOWER CREDIT QUALITY DETRACTED

Another key factor for performance was an overweight position in higher-yielding, lower-rated bonds (below AAA). This helped performance for much of the fiscal year, as the credit spreads between bonds rated BBB and AAA tightened to historically low levels. (When credit spreads tighten, lower-rated bonds outperform; wider spreads mean they under perform.) But these securities limited our return when spreads widened sharply in July and
August, one of the worst stretches for municipal bonds in many years.

OUTLOOK

"In our last report to shareholders in February, we talked about being on the lookout for slower economic growth. Six months later, we think the housing downturn is far from over, and will continue to exert downward pressure on consumer spending and the economy," says macro strategy team representative
Steven Permut. "As a result, we'll continue to manage the portfolio's risk prudently, trading up in credit quality and diversifying into sectors insulated against slower economic growth, such as health care and higher education bonds, trading at what we think are attractive relative values.
That's consistent with our well-established management strategy, based on thorough credit analysis, security selection, and investment monitoring over time. We think our track record versus our competition validates this steady, long-term approach to investing," concluded Permut.

Top Five Sectors as of August 31, 2007
                                                 % of fund
                                                investments

Certificate of Participation (COPs)/Leases          21%
Prerefunded                                         14%
Hospital Revenue                                    12%
General Obligation (GO)                             11%
Water/Sewer/Gas Revenue                             11%

Portfolio Composition by Credit Rating
                                   % of fund     % of fund
                                  investments   investments
                                     as of         as of
                                    8/31/07       2/28/07

AAA                                   55%           51%
AA                                     8%            9%
A                                     23%           20%
BBB                                   14%           13%
Not Rated                              --            7%

Ratings provided by independent research companies. These ratings are listed in Standard & Poor's format even if they were provided by other sources.

------

SCHEDULE OF INVESTMENTS
California Long-Term Tax-Free

AUGUST 31, 2007

Principal Amount                                                             Value

Municipal Securities -- 98.8%

CALIFORNIA -- 97.8%

    $ 1,300,000  ABN AMRO Munitops Certificate Trust Rev., Series
                 2006-19, VRDN, 3.97%, 9/6/07 (MBIA) (SBBPA: ABN
                 AMRO Bank N.V.)                                       $ 1,300,000
      5,235,000  Antioch Public Financing Auth. Lease Rev., Series
                 2002 A, (Municipal Facilities), 5.50%, 1/1/32
                 (MBIA)(1)                                               5,444,295
      4,730,000  Antioch Public Financing Auth. Lease Rev., Series
                 2002 B, (Municipal Facilities), 5.625%, 1/1/22
                 (MBIA)(1)                                               4,956,804
      6,005,000  Antioch Public Financing Auth. Lease Rev., Series
                 2002 B, (Municipal Facilities), 5.625%, 1/1/27
                 (MBIA)(1)                                               6,268,199
      1,395,000  Avenal Public Financing Auth. Rev., 5.00%, 9/1/25       1,410,122
        720,000  Banning COP, (Wastewater System, Refunding &
                 Improvement), 8.00%, 1/1/19 (Ambac)                       832,975
      4,135,000  Bell Community Redevelopment Agency Tax
                 Allocation Rev., (Bell Redevelopment Project
                 Area), 5.625%, 10/1/33 (RADIAN)(1)                      4,171,843
      1,205,000  Berryessa Union School District GO, Series 2001
                 B, (Election of 1999), 5.375%, 8/1/11,
                 Prerefunded at 101% of Par (FSA)(2)                     1,294,206
      1,205,000  Berryessa Union School District GO, Series 2001
                 B, (Election of 1999), 5.375%, 8/1/11,
                 Prerefunded at 101% of Par (FSA)(2)                     1,294,206
      3,500,000  Big Bear Lake Water Rev., 6.00%, 4/1/22 (MBIA)(1)       4,060,105
      5,000,000  California County Tobacco Securitization Agency
                 Rev., 5.25%, 6/1/46(1)                                  4,531,050
      2,000,000  California Educational Facilities Auth. Rev.,
                 (University of Pacific), 5.25%, 11/1/34                 2,020,060
      8,570,000  California Educational Facilities Auth. Rev.,
                 (University of Southern California), 5.50%,
                 10/1/27(1)                                              8,896,174

Principal Amount                                                             Value

    $ 1,920,000  California Educational Facilities Auth. Rev.,
                 (Western University Health Sciences), 6.00%,
                 10/1/32                                               $ 1,989,907
      1,220,000  California Educational Facilities Auth. Rev.,
                 Series 2004 C, (Lutheran University), 5.00%,
                 10/1/29                                                 1,174,177
      2,000,000  California Educational Facilities Auth. Rev.,
                 Series 2005 A, (University La Verne), 5.00%,
                 6/1/35 (GO of University)                               1,859,700
      5,000,000  California Educational Facilities Auth. Rev.,
                 Series 2007 A, (Claremont Graduate University),
                 5.00%, 3/1/42                                           4,840,400
      3,000,000  California GO, 6.125%, 10/1/11 (Ambac)                  3,283,380
     13,185,000  California GO, 5.00%, 2/1/14(1)                        14,105,016
     10,000,000  California GO, 4.00%, 8/1/17(1)                         9,801,500
      8,000,000  California GO, 5.00%, 6/1/34(1)                         8,033,680
      3,000,000  California Health Facilities Financing Auth.
                 Rev., Series 1989 A, (Kaiser Permanente), 7.15%,
                 10/1/09(3)                                              2,758,470
      5,165,000  California Health Facilities Financing Auth.
                 Rev., Series 1993 C, (St. Francis Memorial
                 Hospital), 5.875%, 11/1/23(1)(2)                        6,000,800
      6,500,000  California Health Facilities Financing Auth.
                 Rev., Series 2007 A, (Sutter Health), 5.25%,
                 11/15/46(1)                                             6,623,500
      1,000,000  California Infrastructure & Economic Development
                 Bank Rev., (Performing Arts Center of Los Angeles
                 County), 5.00%, 12/1/37                                   992,980
      4,760,000  California Mobilehome Park Financing Auth. Rev.,
                 Series 2006 A, (Union City Tropics), 5.00%,
                 12/15/41(1)                                             4,230,831
      3,000,000  California Municipal Finance Auth. COP,
                 (Community Hospitals of Central California
                 Obligated Group), 5.25%, 2/1/46                         2,841,600
      4,000,000  California Public Works Board Lease Rev., Series
                 1993 A, (Department of Corrections), 5.00%,
                 12/1/19 (Ambac)(1)                                      4,231,360
      2,400,000  California Public Works Board Lease Rev., Series
                 2003 C, (Department Corrections), 5.00%, 6/1/24         2,437,776

------

California Long-Term Tax-Free

Principal Amount                                                             Value

    $ 6,000,000  California Public Works Board Lease Rev., Series
                 2005 A, (Department of General Services -
                 Butterfield), 5.25%, 6/1/30(1)                        $ 6,166,680
      2,835,000  California Public Works Board Lease Rev., Series
                 2006 E, (University of California Research
                 Project), 5.00%, 10/1/31                                2,891,927
      9,500,000  California Public Works Board Lease Rev., Series
                 2006 G, (California State University), 5.00%,
                 11/1/31(1)                                              9,579,325
      2,590,000  California Public Works Board Lease Rev., Series
                 2006 G, (Physical Science Replacement Building,
                 Wing A, Los Angeles Campus), 5.00%, 11/1/26             2,634,600
      3,370,000  California Public Works Board Lease Rev., Series
                 2006 H, (Department of Corrections &
                 Rehabilitation), 5.00%, 11/1/31(1)                      3,398,140
      9,815,000  California Statewide Communities Development
                 Auth. Rev., Series 1998 A, (Sherman Oaks
                 Project), 5.00%, 8/1/22 (Ambac)(1)                     10,337,060
     12,050,000  California Statewide Communities Development
                 Auth. Rev., Series 2001 C, (Kaiser Permanente),
                 5.25%, 8/1/31(1)                                       12,164,715
      1,000,000  California Statewide Communities Development
                 Auth. Rev., Series 2005 A, (Thomas Jefferson
                 School of Law), 4.875%, 10/1/35                           889,290
     10,000,000  California Statewide Communities Development
                 Auth. Rev., Series 2006 B, (Kaiser Permanente),
                 5.25%, 3/1/45(1)                                       10,017,000
      5,695,000  Capistrano Unified School District Special Tax
                 Rev., (Community Facilities District No. 88-1),
                 6.50%, 9/1/14 (FSA)(1)                                  5,830,875
      1,125,000  Carlsbad Unified School District GO, Series 2007
                 A, (Election of 2006), 5.25%, 8/1/32 (MBIA)(4)          1,182,566
      1,520,000  Castaic Lake Water Agency COP, Series 1994 A,
                 (Water System Improvement), 7.00%, 8/1/12 (MBIA)        1,735,688

Principal Amount                                                             Value

    $ 1,320,000  Coalinga Public Financing Auth. Local Obligation
                 Rev., Series 1998 A, 6.375%, 9/15/21 (Ambac)          $ 1,580,080
      2,615,000  Concord Joint Powers Financing Auth. Lease Rev.,
                 (Concord Avenue Parking Structure), 5.125%, 3/1/23      2,661,102
      2,580,000  Concord Joint Powers Financing Auth. Lease Rev.,
                 (Police Facilities), 5.25%, 8/1/13                      2,700,976
      2,200,000  Contra Costa Water District Rev., Series 1992 E,
                 6.25%, 10/1/12 (Ambac)                                  2,339,326
      5,500,000  Elk Grove Community Facilities District No.
                 2005-1 Special Tax Rev., (Laguna Ridge), 5.25%,
                 9/1/37                                                  5,302,990
      3,590,000  Fontana Redevelopment Agency Tax Allocation Rev.,
                 (Sierra Corridor), 5.50%, 9/1/34                        3,660,938
      2,000,000  Foothill-De Anza Community College District GO,
                 Series 2007 A, (Election of 2006), 5.00%, 8/1/27
                 (Ambac)                                                 2,052,640
      2,225,000  Fresno Sewer Rev., Series 1993 A, 6.25%, 9/1/14
                 (Ambac)                                                 2,482,321
      1,500,000  Golden State Tobacco Securitization Corp.
                 Settlement Rev., Series 2007 A1, 5.75%, 6/1/47          1,459,890
      4,705,000  Hillsborough School District GO, Series 2006 B,
                 (Election of 2002), 4.86%, 9/1/29(3)                    1,583,421
      5,010,000  Hillsborough School District GO, Series 2006 B,
                 (Election of 2002), 4.87%, 9/1/30(3)                    1,604,954
      5,335,000  Hillsborough School District GO, Series 2006 B,
                 (Election of 2002), 4.88%, 9/1/31(3)                    1,619,333
      5,000,000  Huntington Beach Union High School District GO,
                 (Election of 2004), 5.00%, 8/1/31 (MBIA)(3)             1,527,500
      9,350,000  Imperial Irrigation District COP, (Water
                 Systems), 5.50%, 7/1/29 (Ambac)                         9,845,176
      3,000,000  Independent Cities Lease Finance Auth. Rev.,
                 Series 2006 A, (San Juan Mobile Estates), 5.125%,
                 5/15/41                                                 2,703,450
      5,000,000  Irvine Unified School District Financing Auth.
                 Special Tax Rev., Series 2006 A, 5.125%, 9/1/36         4,733,250

------

California Long-Term Tax-Free

Principal Amount                                                             Value

    $ 1,500,000  Jurupa Community Services District Special Tax
                 Rev., Series 2006 A, (Community Facilities
                 District No. 19 - Eastvale Area), 5.00%, 9/1/36       $ 1,362,720
      1,815,000  Kern High School District GO, 7.15%, 8/1/14
                 (MBIA)(2)                                               2,180,595
      1,340,000  Kern High School District GO, Series 1992 C,
                 (Election of 1990), 6.25%, 8/1/13 (MBIA)(2)             1,519,506
      3,630,000  Kern High School District GO, Series 1993 D,
                 7.00%, 8/1/17 (MBIA)(2)                                 4,155,007
      1,250,000  Lancaster Financing Auth. Rev., (Projects No. 5 &
                 6), 5.60%, 2/1/34                                       1,273,375
      5,190,000  Lancaster Financing Auth. Tax Allocation Rev.,
                 (School District Projects), 5.00%, 2/1/37(1)            4,944,202
      1,335,000  Little Lake City School District GO, Series 2000
                 A, 6.125%, 7/1/10, Prerefunded at 101% of Par
                 (FSA)(2)                                                1,440,959
      2,240,000  Lodi Unified School District COP, Series 2005 A,
                 (Aspire), 5.00%, 8/1/32 (FGIC)                          2,268,515
      1,605,000  Long Beach Bond Finance Auth. Lease Rev., (Plaza
                 Parking Facility), 5.25%, 11/1/21                       1,641,899
      5,000,000  Los Angeles Department of Water & Power Rev.,
                 Series 2007 A2, (Water System), 5.00%, 7/1/44
                 (Ambac)                                                 5,110,000
      8,000,000  Metropolitan Water District of Southern
                 California Rev., 5.75%, 8/10/18                         8,991,120
      3,000,000  Metropolitan Water District of Southern
                 California Rev., Series 2006 B, 4.375%, 7/1/37          2,747,640
      9,095,000  Modesto, Stockton, Redding Public Power Agency
                 Rev., Series 1989 D, (San Juan), 6.75%, 7/1/20
                 (MBIA)(1)(2)                                           10,648,881
      1,065,000  Mountain View School District Santa Clara County
                 GO, Series 2000 B, 6.125%, 7/1/10, Prerefunded at
                 101% of Par (FSA)(2)                                    1,148,027
      1,000,000  New Haven Unified School District GO, 12.00%,
                 8/1/18 (FSA)                                            1,664,580
      6,000,000  Northern Inyo County Local Hospital District GO,
                 5.60%, 8/1/35                                           6,251,580

Principal Amount                                                             Value

    $ 6,110,000  Oakland Redevelopment Agency Tax Allocation Rev.,
                 (Central District), 5.50%, 2/1/14 (Ambac)             $ 6,447,333
      1,680,000  Oceanside COP, Series 2003 A, 5.25%, 4/1/17
                 (Ambac)                                                 1,765,210
      4,650,000  Orange County Community Facilities District No.
                 2004-1 Special Tax Rev., Series
                 2005 A, (Ladera Ranch), 5.20%, 8/15/34                  4,470,789
        850,000  Orange County Improvement Bond Act of 1915
                 Special Assessment, 5.00%, 9/2/26                         817,233
      1,250,000  Orange County Improvement Bond Act of 1915
                 Special Assessment, 5.05%, 9/2/33                       1,178,438
      2,000,000  Orange County Improvement Bond Act of 1915
                 Special Assessment, (Newport Coast Phase IV
                 Assessment District No. 01-1), 5.00%, 9/2/28            1,884,660
      2,000,000  Orange County Improvement Bond Act of 1915
                 Special Assessment, (Newport Coast Phase IV
                 Assessment District No. 01-1), 5.10%, 9/2/33            1,899,300
      3,100,000  Oxnard School District GO, Series 2001 A, 5.75%,
                 8/1/22 (MBIA)                                           3,541,254
      2,400,000  Pasadena COP, (Old Pasadena Parking Facility),
                 6.25%, 1/1/18                                           2,681,136
      1,450,000  Perris Public Financing Auth. Tax Allocation
                 Rev., 5.35%, 10/1/36                                    1,419,579
      2,500,000  Pico Rivera Water Auth. Rev., Series 1999 A,
                 (Water Systems), 5.50%, 5/1/29 (MBIA)                   2,804,150
      1,130,000  Pomona COP, Series 2002 AE, (Mission Promenade),
                 5.375%, 10/1/09 (Ambac)                                 1,180,714
      1,000,000  Pomona Unified School District GO, Series 2000 A,
                 6.55%, 8/1/29 (MBIA)                                    1,253,760
      1,000,000  Pomona Unified School District GO, Series 2001 A,
                 6.15%, 8/1/30 (MBIA)                                    1,174,470
      1,110,000  Poway Redevelopment Agency COP, (Paguay
                 Redevelopment), 5.375%, 12/15/20 (Ambac)                1,180,441
      6,875,000  Poway Unified School District Special Tax Rev.,
                 (Community Facilities District No. 6-4), 5.125%,
                 9/1/35                                                  6,522,931

------

California Long-Term Tax-Free

Principal Amount                                                             Value

    $ 2,500,000  Riverside County COP, Series 2005 A, (Family
                 Law), 5.00%, 11/1/36 (FGIC)                           $ 2,530,750
      1,580,000  Riverside Redevelopment Agency Rev., Series 2004
                 A, (Housing Set-Aside Tax Allocation), 5.00%,
                 8/1/28 (FGIC)                                           1,609,988
      2,000,000  RNR School Financing Auth. Special Tax Rev.,
                 Series
                 2006 A, (Community Facilities District No. 92-1),
                 5.00%, 9/1/36 (Ambac)                                   2,026,760
      1,500,000  Sacramento City Financing Auth. Lease Rev.,
                 Series
                 1993 A, 5.40%, 11/1/20 (Ambac)                          1,654,935
      1,000,000  Saddleback Valley Unified School District Public
                 Financing Auth. Special Tax Rev., Series 1997 A,
                 6.00%, 9/1/16 (FSA)                                     1,140,830
      4,640,000  San Diego County COP, (Burnham Institute), 6.25%,
                 9/1/09, Prerefunded at 101% of Par(2)                   4,915,198
     10,400,000  San Diego County COP, Linked Security, ARC, YCC,
                 5.625%, 9/1/12 (Ambac)(1)                              10,815,375
      4,185,000  San Francisco City & County Redevelopment
                 Financing Auth. Tax Allocation Rev., (Mission Bay
                 North Project D), 5.00%, 8/1/35                         4,068,239
      2,715,000  San Marcos Public Facilities Auth. Rev., Series
                 2000 A, (Tax Increment Project Area 3), 6.75%,
                 10/1/10                                                 3,012,293
      3,535,000  San Mateo County Joint Powers Financing Auth.
                 Lease Rev., Series 1993 A, (Capital Projects
                 Program), 6.50%, 7/1/15 (MBIA)                          4,077,304
      4,000,000  San Mateo County Joint Powers Financing Auth.
                 Lease Rev., Series 1993 A, (Capital Projects
                 Program), 6.00%, 7/1/19 (MBIA)                          4,617,200
      3,355,000  Santa Barbara County Waterfront GO, 5.50%,
                 10/1/22 (Ambac)                                         3,592,534
      2,000,000  Santa Margarita-Dana Point Auth. Rev., Series
                 1994 B, (Improvement Districts 3, 3A, 4, 4A),
                 7.25%, 8/1/14 (MBIA)                                    2,400,380
      2,470,000  Shasta Lake Public Finance Auth. Rev., 5.00%,
                 4/1/25                                                  2,424,577

Principal Amount                                                             Value

    $ 2,500,000  South Coast Air Quality Management District
                 Building Corp. Rev., (Installment Sale
                 Headquarters), 6.00%, 8/1/11 (Ambac)                  $ 2,666,800
      2,705,000  South Gate COP, Series
                 2002 A, 5.50%, 9/1/21 (Ambac)                           2,898,949
      2,000,000  South Gate Public Financing Auth. Tax Allocation
                 Rev., (Redevelopment Project
                 No. 1), 5.75%, 9/1/22 (XLCA)                            2,175,740
      2,000,000  South Orange County Public Financing Auth.
                 Special Tax Rev., Series 1994 A, (Senior Lien),
                 7.00%, 9/1/11 (MBIA)                                    2,244,500
      2,315,000  South Tahoe Joint Powers Financing Auth. Rev.,
                 Series 2005 A, 5.00%, 10/1/28 (Ambac)                   2,357,272
      7,315,000  Southern California Public Power Auth. Rev.,
                 (Multiple Projects), 6.75%, 7/1/12 (FSA)(1)             8,288,480
      3,730,000  Southern California Public Power Auth. Rev.,
                 (Multiple Projects), 6.75%, 7/1/13 (FSA)                4,266,001
      1,285,000  Stanton Redevelopment Agency Tax Allocation Rev.,
                 (Community Development), 5.45%, 12/1/17 (Ambac)         1,307,475
      2,850,000  Stockton Health Facilities Auth. Rev., Series
                 1997 A, (Dameron Hospital Association), 5.70%,
                 12/1/14                                                 2,909,166
      2,000,000  Taft Public Financing Auth. Lease Rev., Series
                 1997 A, (Community Correctional Facility
                 Acquisition), 6.05%, 1/1/17                             2,118,000
      2,885,000  Torrance COP, Series 2005 B, (Refinancing &
                 Public Improvement), 5.25%, 6/1/34 (Ambac)              2,970,108
      1,215,000  Turlock Health Facility COP, (Emanuel Medical
                 Center, Inc.), 5.50%, 10/15/18                          1,252,058
      1,285,000  Turlock Health Facility COP, (Emanuel Medical
                 Center, Inc.), 5.50%, 10/15/19                          1,318,770
      2,500,000  Ukiah Electric Rev., 6.25%, 6/1/18 (MBIA)               2,836,325
        370,000  University of California Rev., Series 2004 A,
                 (UCLA Medical Center), 5.50%, 5/15/24 (Ambac)             394,668

------

California Long-Term Tax-Free

Principal Amount                                                             Value

      $ 630,000  University of California Rev., Series 2004 A,
                 (UCLA Medical Center), 5.50%, 5/15/24,
                 Prerefunded at 101% of Par) (Ambac)(2)                  $ 672,002
      1,445,000  Walnut Valley Unified School District GO, Series
                 1992 B, 6.00%, 8/1/10 (Ambac)(2)                        1,542,306
      3,020,000  Watsonville Insured Hospital Rev., Series 1996 A,
                 (Community Hospital), 6.20%, 7/1/12 (California
                 Mortgage Insurance)(2)                                  3,223,276
      3,880,000  Woodland COP, (Wastewater System Reference),
                 5.75%, 3/1/12 (Ambac)                                   4,065,619
                                                                      ------------
                                                                       432,334,211
                                                                      ------------
PUERTO RICO -- 1.0%

      4,000,000  Puerto Rico Electric Power Auth. Rev., Series
                 2002 II, 5.375%, 7/1/12 (XLCA)                          4,339,360
                                                                      ------------
TOTAL MUNICIPAL SECURITIES
(Cost $426,303,818)                                                    436,673,571
                                                                      ------------

Principal Amount                                                             Value

Municipal Derivatives -- 0.2%

CALIFORNIA -- 0.2%

    $ 1,000,000  San Diego County Water Auth. Rev. COP,
                 (Registration Rites), Yield Curve Notes, Inverse
                 Floater, 7.94%, 4/22/09 (FGIC)(5)                     $ 1,063,600
(Cost $1,010,984)
                                                                      ------------

Shares

Temporary Cash Investments(6)

        103,000  Federated California Municipal Cash Trust                 103,000
(Cost $103,000)
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 99.0%
(Cost $427,417,802)                                                    437,840,171
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- 1.0%                                     4,218,127
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $442,058,298
                                                                      ============

Futures Contracts
                                                 Underlying Face      Unrealized
Contracts Purchased         Expiration Date      Amount at Value      Gain (Loss)
625     U.S. Treasury
        2-Year Notes         December 2007        $128,847,656         $154,844
                                                  ============       ============

                                                 Underlying Face      Unrealized
Contracts Sold              Expiration Date      Amount at Value      Gain (Loss)
346     U.S. Treasury
        10-Year Notes        December 2007        $ 37,730,219        $(435,136)
                                                  ============       ============

Swap Agreements
                                                       Expiration     Unrealized
Notional Amount      Description of Agreement             Date        Gain (Loss)

INTEREST RATE SWAP
                     Receive semiannually a
                     variable rate based on the
                     weekly Bond Market
                     Association Municipal Swap
                     Index and pay semiannually a
                     fixed rate equal to 4.008%
                     with Morgan Stanley Capital
    $10,000,000      Services, Inc.                  October 2027       $58,516
                                                                     ============

------

California Long-Term Tax-Free

Notes to Schedule of Investments

Ambac = Ambac Assurance Corporation

ARC = Auction Rate Certificate

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance, Inc.

GO = General Obligation

MBIA = MBIA Insurance Corporation

RADIAN = Radian Asset Assurance, Inc.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective August 31, 2007.

XLCA = XL Capital Ltd.

YCC = Yield Curve Certificate

(1) Security, or a portion thereof, has been segregated for when-issued securities, futures contracts and/or swap agreements.

(2) Escrowed to maturity in U.S. government securities or state and local government securities.

(3) Security is a zero-coupon municipal bond. The rate indicated is the yield to maturity at purchase. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(4) When-issued security.

(5) Inverse floaters have interest rates that move inversely to market interest rates. Inverse floaters typically have durations longer than long-term bonds, which may cause their value to be more volatile than long-term bonds when interest rates change. Final maturity is indicated.

(6) Category is less that 0.05% of total net assets.

See Notes to Financial Statements.

------

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2007 to August 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------

                                                      Expenses Paid
                          Beginning                      During
                           Account        Ending        Period(1)     Annualized
                            Value     Account Value     3/1/07 -        Expense
                           3/1/07        8/31/07         8/31/07       Ratio(1)

California Tax-Free Money Market
Actual (after
waiver)(2)                 $1,000       $1,016.20         $2.49          0.49%
Actual (before waiver)     $1,000      $1,016.20(3)       $2.59          0.51%
Hypothetical
(after waiver)(2)          $1,000       $1,022.74         $2.50          0.49%
Hypothetical (before
waiver)                    $1,000       $1,022.63         $2.60          0.51%

California Limited-Term Tax-Free
Actual                     $1,000       $1,008.30         $2.53          0.50%
Hypothetical               $1,000       $1,022.68         $2.55          0.50%

California Tax-Free Bond
Actual                     $1,000        $997.00          $2.47          0.49%
Hypothetical               $1,000       $1,022.74         $2.50          0.49%

California Long-Term Tax-Free
Actual                     $1,000        $981.80          $2.45          0.49%
Hypothetical               $1,000       $1,022.74         $2.50          0.49%

(1) Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2) During the six months ended August 31, 2007, the investment advisor voluntarily waived a portion of the class's management fee.

(3) Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.

------

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2007
                           California      California     California      California
                             Tax-Free    Limited-Term       Tax-Free       Long-Term
                         Money Market        Tax-Free           Bond        Tax-Free
ASSETS

Investment
securities, at value
(cost of
$547,464,299,
$123,843,985,
$452,730,854
and $427,417,802,
respectively)            $547,464,299    $124,336,089   $459,404,415    $437,840,171

Cash                        2,011,634              --             --             554

Receivable for
investments sold                   --              --      3,298,190       1,042,756

Receivable for
capital shares sold                --              --      1,244,113              --

Interest receivable         3,044,722       1,545,579      5,752,608       6,023,858

Unrealized
appreciation on swap
agreements                         --              --             --          58,516

Prepaid portfolio
insurance                      37,849              --             --              --
                         ------------    ------------   ------------    ------------
                          552,558,504     125,881,668    469,699,326     444,965,855
                         ------------    ------------   ------------    ------------
LIABILITIES

Disbursements in
excess of demand
deposit cash                       --       1,639,765        358,650              --

Payable for
investments purchased              --              --      6,626,033       2,229,219

Payable for variation
margin
on futures contracts               --          24,645         83,799          79,689

Accrued management
fees                          211,756              --        190,423         182,138

Dividends payable                  --              --        194,398         416,511
                         ------------    ------------   ------------    ------------
                              211,756       1,664,410      7,453,303       2,907,557
                         ------------    ------------   ------------    ------------

NET ASSETS               $552,346,748    $124,217,258   $462,246,023    $442,058,298
                         ============    ============   ============    ============
CAPITAL SHARES

Outstanding
(unlimited number
of shares authorized)     552,222,523      12,057,363     42,339,324      40,247,320
                         ============    ============   ============    ============

NET ASSET VALUE PER
SHARE                           $1.00          $10.30         $10.92          $10.98
                         ============    ============   ============    ============

NET ASSETS CONSIST OF:

Capital paid in          $552,222,523    $125,570,410   $456,570,598    $431,806,599

Accumulated net
investment loss                    --              --             --         (2,616)

Accumulated
undistributed net
realized
gain (loss) on
investment
transactions                  124,225     (1,758,083)      (709,614)          53,722

Net unrealized
appreciation on
investments                        --         404,931      6,385,039      10,200,593
                         ------------    ------------   ------------    ------------
                         $552,346,748    $124,217,258   $462,246,023    $442,058,298
                         ============    ============   ============    ============

See Notes to Financial Statements.

------

STATEMENT OF OPERATIONS

YEAR ENDED AUGUST 31, 2007
                           California      California     California      California
                             Tax-Free    Limited-Term       Tax-Free       Long-Term
                         Money Market        Tax-Free           Bond        Tax-Free
INVESTMENT INCOME (LOSS)

INCOME:

Interest                  $18,944,954      $6,065,480    $20,493,242     $22,277,517
                         ------------    ------------    -----------    ------------

EXPENSES:

Management fees             2,569,128         702,519      2,185,454       2,174,114

Trustees' fees
and expenses                   23,394           7,606         23,460          20,107

Portfolio insurance            96,280              --             --              --

Other expenses                  4,980           5,051            694           2,535
                         ------------    ------------    -----------    ------------
                            2,693,782         715,176      2,209,608       2,196,756
                         ------------    ------------    -----------    ------------
Amount waived                (95,201)              --             --              --
                         ------------    ------------    -----------    ------------
                            2,598,581         715,176      2,209,608       2,196,756
                         ------------    ------------    -----------    ------------

NET INVESTMENT INCOME
(LOSS)                     16,346,373       5,350,304     18,283,634      20,080,761
                         ------------    ------------    -----------    ------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN
(LOSS) ON:

Investment
transactions                  209,764       (225,731)      (253,619)         422,325

Futures and swaps
transactions                       --           1,636        189,407       (361,921)
                         ------------    ------------    -----------    ------------
                              209,764       (224,095)       (64,212)          60,404
                         ------------    ------------    -----------    ------------
CHANGE IN NET
UNREALIZED
APPRECIATION
(DEPRECIATION) ON:

Investments                        --     (1,526,147)    (9,442,745)    (14,498,233)

Futures and swaps                  --        (76,189)      (295,297)          70,500
                         ------------    ------------    -----------    ------------
                                   --     (1,602,336)    (9,738,042)    (14,427,733)
                         ------------    ------------    -----------    ------------

NET REALIZED AND
UNREALIZED GAIN (LOSS)        209,764     (1,826,431)    (9,802,254)    (14,367,329)
                         ------------    ------------    -----------    ------------

NET INCREASE
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS           $16,556,137      $3,523,873    $ 8,481,380     $ 5,713,432
                         ============    ============    ===========    ============

See Notes to Financial Statements.

------

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED AUGUST 31, 2007 AND AUGUST 31, 2006
                                  California Tax-Free       California Limited-Term
                                         Money Market                      Tax-Free
Increase (Decrease)
in
Net Assets                       2007            2006           2007           2006

OPERATIONS

Net investment
income (loss)            $ 16,346,373    $ 14,604,752    $ 5,350,304    $ 5,785,200

Net realized
gain (loss)                   209,764          13,452      (224,095)        179,281

Change in net
unrealized
appreciation
(depreciation)                     --              --    (1,602,336)    (1,874,489)
                        -------------   -------------   ------------   ------------
Net increase
(decrease) in
net assets
resulting from
operations                 16,556,137      14,618,204      3,523,873      4,089,992
                        -------------   -------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS

From net investment
income                   (16,346,373)    (14,639,943)    (5,388,572)    (5,785,200)
                        -------------   -------------   ------------   ------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares
sold                      323,506,954     347,736,527     23,279,523     25,403,653

Proceeds from
reinvestment of
distributions              15,446,784      13,208,510      4,008,937      4,598,750

Payments for shares
redeemed                (316,829,559)   (448,266,306)   (54,614,210)   (56,315,956)
                        -------------   -------------   ------------   ------------
Net increase
(decrease) in
net assets
from capital share
transactions               22,124,179    (87,321,269)   (27,325,750)   (26,313,553)
                        -------------   -------------   ------------   ------------

NET INCREASE
(DECREASE) IN
NET ASSETS                 22,333,943    (87,343,008)   (29,190,449)   (28,008,761)

NET ASSETS

Beginning of period       530,012,805     617,355,813    153,407,707    181,416,468
                        -------------   -------------   ------------   ------------
End of period           $ 552,346,748   $ 530,012,805   $124,217,258   $153,407,707
                        =============   =============   ============   ============

Undistributed net
investment income                  --              --             --        $38,268
                        =============   =============   ============   ============

TRANSACTIONS IN SHARES OF THE FUNDS

Sold                      323,506,954     347,736,527      2,238,841      2,435,151

Issued in
reinvestment of
distributions              15,446,784      13,208,510        385,453        441,405

Redeemed                (316,829,559)   (448,266,306)    (5,265,007)    (5,401,175)
                        -------------   -------------   ------------   ------------
Net increase
(decrease) in
shares of the funds        22,124,179    (87,321,269)    (2,640,713)    (2,524,619)
                        =============   =============   ============   ============

See Notes to Financial Statements.

------

YEARS ENDED AUGUST 31, 2007 AND AUGUST 31, 2006
                                                               California Long-Term
                             California Tax-Free Bond                      Tax-Free
Increase (Decrease)
in
Net Assets                       2007            2006           2007           2006

OPERATIONS

Net investment income
(loss)                   $ 18,283,634    $ 17,836,106   $ 20,080,761   $ 20,270,416

Net realized
gain (loss)                  (64,212)       (575,500)         60,404      1,891,724

Change in net
unrealized
appreciation
(depreciation)            (9,738,042)     (6,240,800)   (14,427,733)    (9,741,417)
                         ------------    ------------   ------------   ------------
Net increase
(decrease) in
net assets
resulting from
operations                  8,481,380      11,019,806      5,713,432     12,420,723
                         ------------    ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS

From net investment
income                   (18,283,634)    (17,836,106)   (20,079,843)   (20,295,458)

From net
realized gains                     --        (94,332)      (737,478)    (9,266,373)
                         ------------    ------------   ------------   ------------
Decrease in net
assets from
distributions            (18,283,634)    (17,930,438)   (20,817,321)   (29,561,831)
                         ------------    ------------   ------------   ------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares
sold                       98,352,774      80,506,950     49,324,886     31,375,500

Proceeds from
reinvestment of
distributions              14,416,916      13,772,910     14,387,292     20,711,757

Payments for shares
redeemed                 (72,773,764)    (91,203,590)   (52,549,731)   (64,900,152)
                         ------------    ------------   ------------   ------------
Net increase
(decrease) in
net assets
from capital share
transactions               39,995,926       3,076,270     11,162,447   (12,812,895)
                         ------------    ------------   ------------   ------------

NET INCREASE
(DECREASE) IN
NET ASSETS                 30,193,672     (3,834,362)    (3,941,442)   (29,954,003)

NET ASSETS

Beginning of period       432,052,351     435,886,713    445,999,740    475,953,743
                         ------------    ------------   ------------   ------------
End of period            $462,246,023    $432,052,351   $442,058,298   $445,999,740
                         ============    ============   ============   ============
Accumulated net
investment loss                    --              --       $(2,616)         $(918)
                         ============    ============   ============   ============

TRANSACTIONS IN SHARES OF THE FUNDS

Sold                        8,865,796       7,245,872      4,361,210      2,752,233

Issued in
reinvestment of
distributions               1,299,357       1,239,909      1,272,217      1,826,737

Redeemed                  (6,573,731)     (8,221,693)    (4,653,351)    (5,710,155)
                         ------------    ------------   ------------   ------------
Net increase
(decrease) in
shares of the funds         3,591,422         264,088        980,076    (1,131,185)
                         ============    ============   ============   ============

See Notes to Financial Statements.

------

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century California Tax-Free and Municipal Funds (the
trust) is registered under the Investment Company Act of 1940 (the 1940 Act)
as an open-end management investment company. California Tax-Free Money Market
Fund (Tax-Free Money Market), California Limited-Term Tax-Free Fund
(Limited-Term), California Tax-Free Bond Fund (Tax-Free Bond) and California
Long-Term Tax-Free Fund (Long-Term) (collectively, the funds) are four funds in a series issued by the trust. Tax-Free Money Market is diversified under
Rule 2a-7 of the 1940 Act. Limited-Term, Tax-Free Bond and Long-Term are
diversified under the 1940 Act. The funds' investment objectives are to seek safety of principal and high current income that is exempt from federal and
California income taxes. Tax-Free Money Market, Limited-Term and Long-Term invest primarily in municipal obligations with maturities based on the maturity range described in that fund's name. Tax-Free Bond invests primarily in municipal obligations of all maturity ranges. The following is a summary of the funds' significant accounting policies.

SECURITY VALUATIONS -- Securities of Tax-Free Money Market are valued at amortized cost, which approximates current market value. Securities of
Limited-Term, Tax-Free Bond and Long-Term are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the Board of Trustees or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price.

FUTURES CONTRACTS -- Limited-Term, Tax-Free Bond and Long-Term may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, Limited-Term, Tax-Free Bond and Long-Term are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by Limited-Term, Tax-Free Bond and
Long-Term. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. Limited-Term, Tax-Free
Bond and Long-Term recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures and swaps transactions and unrealized appreciation
(depreciation) on futures and swaps, respectively.

SWAP AGREEMENTS -- Limited-Term, Tax-Free Bond and Long-Term may enter into swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the funds anticipate purchasing at a later date; or
gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange

------

the returns earned or realized on predetermined investments or instruments.
Limited-Term, Tax-Free Bond and Long-Term will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and
Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on futures and swaps. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2003. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually. Tax-Free Money Market does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gains distributions.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
American Century Investment Management, Inc., (ACIM) (the investment advisor), under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The
Agreement provides that all expenses of the funds, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940
Act (including counsel fees) and extraordinary expenses, will be paid by ACIM.
The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds.
The rates for the Investment Category Fee range from 0.1570% to 0.2700% for
Tax-Free Money Market and from 0.1625% to 0.2800% for Limited-Term, Tax-Free
Bond, and Long-Term. The rates for the Complex Fee range from 0.2500% to
0.3100%. From August 1, 2006 to July 31, 2007, ACIM voluntarily agreed to waive 0.016% of its management fee for Tax-Free Money Market. Effective August
1, 2007, ACIM voluntarily agreed to waive 0.04% of its management fee for
Tax-Free Money Market. The effective annual management fee for Tax-Free Money
Market for the year ended August 31, 2007 was 0.49% before waiver and 0.47%
after waiver. The effective annual management fee was 0.48% for Limited-Term,
Tax-Free Bond and Long-Term for the year ended August 31, 2007.

MONEY MARKET INSURANCE -- Tax-Free Money Market, along with other money market funds managed by ACIM, has entered into an insurance agreement with Ambac
Assurance Corporation (Ambac). Ambac provides limited coverage for certain loss events including issuer defaults as to payment of principal or interest and insolvency of a credit enhancement provider. Tax-Free Money Market pays annual premiums to Ambac, which are amortized daily over one year. For the year ended August 31, 2007, the annualized ratio of money market insurance expense to average net assets was 0.02%.

------

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, American Century Investment
Services, Inc., and the trust's transfer agent, American Century Services, LLC.

Limited-Term, Tax-Free Bond and Long-Term have a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
August 31, 2007, were as follows:

                              Limited-Term      Tax-Free Bond       Long-Term

Cost of purchases              $34,281,361      $163,909,378       $114,987,645

Proceeds from sales            $58,948,178      $161,852,090       $77,541,389

All investment transactions for Tax-Free Money Market were considered short-term during the year ended August 31, 2007.

4. BANK LINE OF CREDIT

Limited-Term, Tax-Free Bond and Long-Term, along with certain other funds managed by ACIM or American Century Global Investment Management, Inc., have a
$500,000,000 unsecured bank line of credit agreement with JPMCB. Limited-Term,
Tax-Free Bond and Long-Term may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. Limited-Term, Tax-Free Bond and
Long-Term did not borrow from the line during the year ended August 31, 2007.

5. RISK FACTORS

The funds concentrate their investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. Income may be subject to state and local taxes and, if applicable, the alternative minimum tax.

6. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended August 31, 2007 and August 31, 2006 were as follows:

                               Tax-Free Money Market           Limited-Term
                                 2007          2006         2007          2006
DISTRIBUTIONS PAID FROM

Exempt income                $16,346,373   $14,639,943   $5,388,572    $5,785,200

Long-term capital gains           --            --           --            --

                                  Tax-Free Bond                 Long-Term
                                2007          2006          2007          2006
DISTRIBUTIONS PAID FROM

Exempt income               $18,281,473   $17,836,106   $20,076,962   $20,596,706

Taxable ordinary income        $2,161          --          $5,497          --

Long-term capital gains          --         $94,332       $734,862     $8,965,125

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

------

As of August 31, 2007, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                             Tax-Free
                         Money Market   Limited-Term  Tax-Free Bond      Long-Term
Federal tax cost of
investments              $547,464,299   $123,843,985   $452,730,854   $427,417,802
                         ============   ============   ============   ============
Gross tax
appreciation of
investments                        --     $1,093,877     $9,198,561    $17,340,166

Gross tax
depreciation of
investments                        --      (601,773)    (2,525,000)    (6,917,797)
                         ------------   ------------   ------------   ------------
Net tax appreciation
(depreciation)
of investments                     --       $492,104     $6,673,561    $10,422,369
                         ============   ============   ============   ============
Net tax appreciation
(depreciation)
on derivatives                     --             --           (25)         58,517
                         ------------   ------------   ------------   ------------
Net tax appreciation
(depreciation)                     --       $492,104     $6,673,536    $10,480,886
                         ============   ============   ============   ============
Undistributed
taxable ordinary
income                             --             --             --       $(2,616)

Accumulated
long-term gains              $124,225             --             --             --

Accumulated capital
losses                             --   $(1,633,013)     $(425,614)     $(226,571)

Capital loss
deferrals                          --     $(212,243)     $(572,497)             --

The cost of investments for federal income tax purposes was the same as the cost for financial statement purposes. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) for certain futures contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

                              2013             2014              2015

Limited-Term               $(905,690)       $(405,593)        $(321,730)

Tax-Free Bond                  --               --            $(425,614)

Long-Term                      --               --            $(226,571)

The capital loss deferrals represent net capital losses incurred in the ten-month period ended August 31, 2007. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

7. SUBSEQUENT EVENTS

On December 8, 2006, the Board of Trustees approved a plan of reorganization
(the reorganization) pursuant to which Tax-Free Bond will acquire all of the assets of Limited-Term in exchange for shares of equal value of Tax-Free Bond and the assumption by Tax-Free Bond of certain of Limited-Term's ordinary course liabilities. The financial statements and performance history of
Tax-Free Bond will be carried over in the post-reorganization. The reorganization was effective after the close of business on August 31, 2007.
New shares in connection with the reorganization were issued by Tax-Free Bond on September 4, 2007.

The acquisition was accomplished by a tax-free exchange of 11,372,787 shares of Tax-Free Bond for 12,057,363 outstanding shares of Limited-Term. The net assets of Limited-Term and Tax-Free Bond immediately before the acquisition were $124,217,258 and $462,246,023, respectively. Limited-Term's unrealized appreciation of $404,931 was combined with that of Tax-Free Bond. Immediately after the acquisition, the combined net assets were $586,463,281.

------

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

9. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The funds hereby designate exempt interest and capital gain distributions for the fiscal year ended August 31, 2007, as follows:

                         Tax-Free Money                   Tax-Free
                             Market       Limited-Term      Bond       Long-Term

Exempt interest
distributions             $16,484,741      $5,519,717   $18,422,631   $20,199,778

Long-term
capital gains                  --              --            --         $734,862

------

FINANCIAL HIGHLIGHTS
California Tax-Free Money Market

For a Share Outstanding Throughout the Years Ended August 31
                                   2007       2006      2005       2004       2003
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $1.00      $1.00     $1.00      $1.00      $1.00
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)                     0.03       0.03      0.02       0.01       0.01
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.03)     (0.03)    (0.02)     (0.01)     (0.01)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                     $1.00      $1.00     $1.00      $1.00      $1.00
                               ========   ========  ========   ========   ========

TOTAL RETURN(1)                   3.16%      2.70%     1.54%      0.58%      0.73%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                     0.49%(2)   0.52%(2)     0.52%      0.52%      0.51%

Ratio of Operating Expenses
to Average
Net Assets (Before Expense
Waiver)                           0.51%      0.52%     0.52%      0.52%      0.51%

Ratio of Net Investment
Income (Loss) to
Average Net Assets             3.12%(2)   2.64%(2)     1.53%      0.57%      0.76%

Ratio of Net Investment
Income (Loss) to
Average Net Assets
(Before Expense Waiver)           3.10%      2.64%     1.53%      0.57%      0.76%

Net Assets, End of Period
(in thousands)                 $552,347   $530,013  $617,356   $600,882   $621,747

(1) Total return assumes reinvestment of net investment income and capital gains distributions, if any.

(2) Effective August 1, 2006, the investment advisor voluntarily agreed to waive a portion of its management fee.

See Notes to Financial Statements.

------

California Limited-Term Tax-Free

For a Share Outstanding Throughout the Years Ended August 31
                                   2007       2006      2005       2004       2003
PER-SHARE DATA

Net Asset Value, Beginning
of Period                        $10.44     $10.53    $10.71     $10.70     $10.82
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)                     0.39       0.37      0.32       0.28       0.30

 Net Realized and
 Unrealized Gain (Loss)          (0.14)     (0.09)    (0.18)       0.01     (0.10)
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations             0.25       0.28      0.14       0.29       0.20
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.39)     (0.37)    (0.32)     (0.28)     (0.30)

 From Net Realized Gains             --         --        --      --(1)     (0.02)
                               --------   --------  --------   --------   --------
 Total Distributions             (0.39)     (0.37)    (0.32)     (0.28)     (0.32)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                    $10.30     $10.44    $10.53     $10.71     $10.70
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                   2.40%      2.68%     1.33%      2.75%      1.87%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        0.49%      0.49%     0.49%      0.50%      0.51%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                3.69%      3.50%     3.01%      2.59%      2.78%

Portfolio Turnover Rate             27%        18%       78%        55%        34%

Net Assets, End of Period
(in thousands)                 $124,217   $153,408  $181,416   $219,949   $228,030

(1) Per-share amount was less than $0.005.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any.

See Notes to Financial Statements.

------

California Tax-Free Bond

For a Share Outstanding Throughout the Years Ended August 31
                                   2007       2006      2005       2004       2003
PER-SHARE DATA

Net Asset Value, Beginning
of Period                        $11.15     $11.33    $11.41     $11.28     $11.55
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)                     0.45       0.46      0.46       0.44       0.45

 Net Realized and
 Unrealized Gain (Loss)          (0.23)     (0.18)    (0.08)       0.13     (0.23)
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations             0.22       0.28      0.38       0.57       0.22
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.45)     (0.46)    (0.46)     (0.44)     (0.45)

 From Net Realized Gains             --      --(1)        --         --     (0.04)
                               --------   --------  --------   --------   --------
 Total Distributions             (0.45)     (0.46)    (0.46)     (0.44)     (0.49)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                    $10.92     $11.15    $11.33     $11.41     $11.28
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                   1.98%      2.58%     3.36%      5.13%      1.91%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        0.49%      0.49%     0.49%      0.50%      0.51%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                4.06%      4.13%     4.02%      3.87%      3.89%

Portfolio Turnover Rate             41%        34%       34%        20%        25%

Net Assets, End of Period
(in thousands)                 $462,246   $432,052  $435,887   $418,655   $451,131

(1) Per-share amount was less than $0.005.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any.

See Notes to Financial Statements.

------

California Long-Term Tax-Free

For a Share Outstanding Throughout the Years Ended August 31
                                   2007       2006      2005       2004       2003
PER-SHARE DATA

Net Asset Value, Beginning
of Period                        $11.36     $11.78    $11.69     $11.43     $11.75
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)                     0.51       0.51      0.52       0.51       0.53

 Net Realized and
 Unrealized Gain (Loss)          (0.36)     (0.19)      0.09       0.26     (0.32)
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations             0.15       0.32      0.61       0.77       0.21
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.51)     (0.51)    (0.52)     (0.51)     (0.53)

 From Net Realized Gains         (0.02)     (0.23)        --      --(1)         --
                               --------   --------  --------   --------   --------
 Total Distributions             (0.53)     (0.74)    (0.52)     (0.51)     (0.53)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                    $10.98     $11.36    $11.78     $11.69     $11.43
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                   1.24%      2.89%     5.38%      6.83%      1.81%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        0.49%      0.49%     0.49%      0.50%      0.51%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                4.48%      4.46%     4.40%      4.39%      4.54%

Portfolio Turnover Rate             18%        33%       36%        19%        23%

Net Assets, End of Period
(in thousands)                 $442,058   $446,000  $475,954   $468,891   $497,165

(1) Per-share amount was less than $0.005.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any.

See Notes to Financial Statements.

------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the American Century California Tax-Free and Municipal
Funds and Shareholders of the California Tax-Free Money Market Fund,
California Limited-Term Tax-Free Fund, California Tax-Free Bond Fund and
California Long-Term Tax-Free Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California
Tax-Free Money Market Fund, California Limited-Term Tax-Free Fund, California
Tax-Free Bond Fund and California Long-Term Tax-Free Fund (four of the five funds in the American Century California Tax-Free and Municipal Funds,
hereafter referred to as the "Funds") at August 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
These financial statements and financial highlights (hereafter referred to as
"financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board
(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri
October 15, 2007

------

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposal. The proposal received the required number of votes of the
American Century California Tax-Free and Municipal Funds and was adopted. A summary of voting results is listed below the proposal.

PROPOSAL:

To elect eight Trustees to the Board of Trustees of American Century
California Tax-Free and Municipal Funds (the proposal was voted on by all shareholders of funds issued by American Century California Tax-Free and
Municipal Funds):

Jonathan S. Thomas      For:                1,196,700,006
                        Withhold:              41,904,885
                        Abstain:                        0
                        Broker Non-Vote:                0

John Freidenrich        For:                1,197,510,256
                        Withhold:              41,094,636
                        Abstain:                        0
                        Broker Non-Vote:                0

Ronald J. Gilson        For:                1,198,244,848
                        Withhold:              40,360,044
                        Abstain:                        0
                        Broker Non-Vote:                0

Kathryn A. Hall         For:                1,198,026,073
                        Withhold:              40,578,819
                        Abstain:                        0
                        Broker Non-Vote:                0

Peter F. Pervere        For:                1,197,268,471
                        Withhold:              41,336,421
                        Abstain:                        0
                        Broker Non-Vote:                0

Myron S. Scholes        For:                1,196,432,024
                        Withhold:              42,172,868
                        Abstain:                        0
                        Broker Non-Vote:                0

John B. Shoven          For:                1,197,907,207
                        Withhold:              40,697,685
                        Abstain:                        0
                        Broker Non-Vote:                0

Jeanne D. Wohlers       For:                1,197,917,523
                        Withhold:              40,687,369
                        Abstain:                        0
                        Broker Non-Vote:                0

------

MANAGEMENT

The individuals listed below serve as trustees or officers of the funds. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are
"interested" primarily by virtue of their engagement as trustees and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries, including the funds'
investment advisor, American Century Investment Management, Inc. (ACIM or the
investment advisor); the funds' principal underwriter, American Century
Investment Services, Inc. (ACIS); and the funds' transfer agent, American
Century Services, LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, trustees or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The trustees serve in this capacity for eight registered investment companies in the American
Century family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies advised by ACIM or American Century
Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed.
No officer is compensated for his or her service as an officer of the funds.
The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED TRUSTEE

JONATHAN S. THOMAS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Trustee and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 109
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

INDEPENDENT TRUSTEES

JOHN FREIDENRICH
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUNDS: Trustee (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

------

RONALD J. GILSON
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUNDS: Trustee (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of
Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

KATHRYN A. HALL
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: Trustee (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer and Chief
Investment Officer, Hall Capital Partners, LLC (April 2002 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

PETER F. PERVERE
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUNDS: Trustee (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Intraware, Inc.

MYRON S. SCHOLES
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUNDS: Trustee (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P., and a Partner, Oak Hill Capital Management (1999 to
present); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate
School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUNDS: Trustee (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Cadence Design Systems (1992 to
present)

JEANNE D. WOHLERS
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Trustee (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

------

OFFICERS

MARYANNE ROEPKE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006). Also serves as: Senior Vice
President, ACS

CHARLES A. ETHERINGTON
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (November
2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and
Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); and Controller, various American Century funds (1997 to
September 2006)

C. JEAN WADE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUNDS: Controller (since 1996)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present)

JON ZINDEL
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUNDS: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-2021.

------

APPROVAL OF MANAGEMENT AGREEMENTS
California Tax-Free Money Market, California Limited-Term Tax-Free, California
Tax-Free Bond and California Long-Term Tax-Free

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning California Tax-Free Money Market,
California Limited-Term Tax-Free, California Tax-Free Bond and California
Long-Term Tax-Free (the "funds") and the services provided to the funds under the management agreements. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the funds under the management agreements;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the funds and their shareholders on a routine and non-routine basis;

* data comparing the cost of owning the funds to the cost of owning similar funds;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two regularly scheduled meetings to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreements, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

------

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreements, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreements, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the funds in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business.

------

At each quarterly meeting the Directors review investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. The Directors also review detailed performance information during the
15(c) Process. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance.
Performance information presented to the Directors showed that California
Tax-Free Money Market's performance for both the one- and three-year periods was above the median for its peer group. California Limited-Term Tax-Free and
California Tax-Free Bond's performance was above the median of their peer groups for both the one- and three-year periods. California Long-Term
Tax-Free's performance was above the median of its peer group for the one-year period and below for the three-year period.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreements, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various functions to the funds, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund

------

complex and the funds increase in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the funds reflect the complexity of assessing economies of scale.

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds' independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the funds' unified fee to the total expense ratio of other funds in the funds' peer group. The unified fee charged to shareholders of California Tax-Free Money Market was below the median of the total expense ratios of its peer group. The unified fee charged to shareholders of California Limited-Term Tax-Free, California Tax-Free Bond
and California Long-Term Tax-Free was in the lowest quartile of the total expense ratios of their peer groups.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The
Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

------

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreements between each of California Limited-Term Tax-Free, California
Tax-Free Bond and California Long-Term Tax-Free and the advisor are fair and reasonable in light of the services provided and should be renewed.

The Directors negotiated a one-year waiver by the advisor of a portion of the management fee of California Tax-Free Money Market. These changes were proposed by the Directors based on their review of the fund's percentile rank in its peer group universe and the fact that the Directors seek as a general rule to have total expense ratios of fixed income and money market funds in the lowest 25th percentile of the fees of comparable funds. The advisor accepted the principle of the fee waiver based on the fact that the lower fee will result in increased competitiveness of the fund within its peer group universe. The fee waiver, effective August 1, 2007, will result in a lowering of the management fee of the fund by 0.04% below the current management fee.
Based on these negotiations, the Directors concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

------

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX is composed of those securities included in the Lehman Brothers Municipal Bond Index that have maturities between two and four years.

The LEHMAN BROTHERS 5-YEAR GENERAL OBLIGATION (GO) INDEX is composed of investment-grade U.S. municipal securities, with maturities of four to six years, that are general obligations of a state or local government.

The LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of those securities included in the Lehman Brothers Municipal Bond Index that have maturities greater than 22 years.

The LEHMAN BROTHERS MUNICIPAL BOND INDEX is a market value-weighted index designed for the long-term tax-exempt bond market.

The LEHMAN BROTHERS NON-INVESTMENT-GRADE MUNICIPAL BOND INDEX is composed of non-investment grade U.S. municipal securities with a remaining maturity of one year or more.

The LEHMAN BROTHERS U.S. AGGREGATE INDEX represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S.
dollar- denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The LEHMAN BROTHERS U.S. TREASURY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of the U.S. Treasury with a remaining maturity of one year or more.

------

NOTES

------

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0710
SH-ANN-56706N

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report               August 31, 2007

[photo of autumn]

California High-Yield Municipal Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the annual report for the American
Century® California High-Yield Municipal Fund for the 12 months ended August
31, 2007, to help you monitor your investment.

2007 has been an eventful year for the financial markets and for us. While the markets experienced subprime-related turbulence, we've been working to secure a smooth executive leadership transition. In our semiannual report, we announced the promotion of former international equity chief investment officer (CIO) Enrique Chang to overall CIO, effective January 1, 2007. One of
Enrique's immediate challenges was to hire a new international equity CIO, which he accomplished in May when Mark On joined us from AXA Rosenberg.
Enrique also hired Steve Lurito from MUUS Asset Management LLC in July to fill our vacant U.S. growth equity CIO position.

We also announced the promotion of Jonathan Thomas to chief executive officer, effective March 1. In June, Jonathan hired Barry Fink, who came to us from
Morgan Stanley, as chief operating officer. This completed our leadership transition, and helped make it possible for my son, Jim Stowers III, to step down from the American Century Companies, Inc. (ACC) board of directors at the end of July to focus on his new business ventures. I remain co-chair of the
ACC board with Richard Brown, who has been on the board since 1998 and also co-chairs the Stowers Institute for Medical Research board.

Jim's recent departure, after he relinquished his executive leadership and investment management responsibilities in early 2005, reflects his comfort with the firm's direction and new leadership. As with Jim before them, we've been energized by the skills and experience brought to the leadership team by
Jonathan, Enrique, Barry, Mark, and Steve. They've already had a positive impact on the development and management of the products and services we take pride in delivering to you.

[photo of James E. Stowers, Jr.]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

TABLE OF CONTENTS

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .    2
      U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . . . .    2

CALIFORNIA HIGH-YIELD MUNICIPAL

FINANCIAL STATEMENTS

OTHER INFORMATION

     Proxy Voting Results. . . . . . . . . . . . . . . . . . . . . . . . .   30
     Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
     Approval of Management Agreement for

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

By David MacEwen, Chief Investment Officer, Fixed Income

MODEST GROWTH, INFLATION, BOND RETURNS

U.S. bonds produced positive returns during the 12 months ended August 31,
2007. But the ride was bumpy, as waves from the bursting housing and subprime mortgage/credit bubbles spread to the broader economy and financial markets.
In this environment, bond market volatility surged to the highest level in years as investors generally avoided riskier corporate and asset-backed securities in favor of the highest-quality government bonds.

As for the U.S. economy, growth moderated during the period, with the economy expanding at an approximately 2% average annual rate over the last four complete calendar quarters. Inflation also slowed, as the trailing 12-month percentage change in core consumer prices (without volatile food and energy prices) finished August at 2.1%, down from 2.9% in September 2006. In that environment, the Federal Reserve held its short-term rate target steady at
5.25%.

MUNICIPALS TRAILED TAXABLE BONDS

It's typical for the broad investment-grade municipal market to underperform the investment-grade taxable market when Treasurys rally, as happened during the period. The effects of the housing and credit crunches and resulting flight to safe-haven Treasury bonds were felt most keenly in the municipal market in July and August, the worst two-month period for 10-year municipal bonds relative to Treasurys since September and October of 2001. The sharp increase in longer-term municipal yields in recent months meant the municipal yield curve steepened (the difference in yield between short- and long-term bonds increased) after holding a relatively flat shape for much of the period.

High-yield municipals slightly outperformed investment-grade municipals for the 12 months as yield-seeking investors embraced high-yield bonds as a result of the relatively flat shape of the curve. But high-yield securities were hit hardest of all municipal investments in July and August as credit quality concerns affected all sectors of the market. That ended a string of gains that lasted more than a year and a half, according to Lehman Brothers.

U.S. Fixed-Income Total Returns
For the 12 months ended August 31, 2007

LEHMAN BROTHERS MUNICIPAL MARKET INDICES
Municipal Bond                                     2.30%
3-Year Municipal Bond                              3.57%
5-Year General Obligation (GO)                     3.44%
Long-Term Municipal Bond (22+ years)               0.36%
Non-Investment-Grade (High-Yield)                  2.71%

TAXABLE MARKET RETURNS
Lehman Brothers U.S. Aggregate Index               5.26%
Lehman Brothers U.S. Treasury Index                6.02%
3-Month Treasury Bill                              5.36%
10-Year Treasury Note                              5.78%

------
2

PERFORMANCE
California High-Yield Municipal

Total Returns as of August 31, 2007
                                          Average Annual Returns
                                                             Since     Inception
                            1 year    5 years  10 years    Inception      Date

INVESTOR CLASS              1.22%      5.25%     5.78%       6.25%      12/30/86

LEHMAN BROTHERS
LONG-TERM MUNICIPAL
BOND INDEX                  0.36%      5.29%     5.95%     7.34%(1)        --

LIPPER CALIFORNIA
MUNICIPAL DEBT FUNDS
AVERAGE RETURNS(2)          0.66%      3.62%     4.52%     5.93%(1)        --

INVESTOR CLASS'S
LIPPER RANKING
 as of 8/31/07(2)         42 of 116   2 of 97   1 of 71   4 of 23(1)       --
 as of 9/30/07(2)         61 of 117   3 of 97   1 of 71   4 of 23(1)       --

A Class
 No sales charge*           0.97%       --        --         5.09%
 With sales charge*         -3.55%      --        --         4.04%      1/31/03

B Class
 No sales charge*           0.22%       --        --         4.31%
 With sales charge*         -3.78%      --        --         3.94%      1/31/03

C Class                     0.22%       --        --         4.37%      1/31/03

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed income funds and may be subject to a maximum CDSC of
1.00%. B Class shares redeemed within six years of purchase are subject to a
CDSC that declines from 5.00% during the first year after purchase to 0.00%
the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class
Information page for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Since 12/31/86, the date nearest the Investor Class's inception for which data are available.

(2) Data provided by Lipper Inc. -- A Reuters Company. © 2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.
  Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
  The data contained herein has been obtained from company reports, financial reporting s ervices, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

California High-Yield Municipal

Growth of $10,000 Over 10 Years
$10,000 investment made August 31, 1997

One-Year Returns Over 10 Years
Periods ended August 31
               1998      1999     2000    2001    2002    2003    2004    2005    2006    2007
Investor
Class          9.35%    0.26%    6.70%    9.50%   6.07%  3.35%   8.48%    9.65%   3.80%  1.22%

Lehman
Brothers
Long-Term
Municipal
Bond Index    10.51%    -2.14%   7.34%   12.35%   5.62%  2.62%   9.24%   10.52%   4.08%  0.36%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
California High-Yield Municipal

Lead Portfolio Manager and Macro Strategy Team Representative: Steven Permut

PERFORMANCE SUMMARY

California High-Yield Municipal returned 1.22%* for the 12 months ended August
31, 2007. By comparison, the investment-grade Lehman Brothers Long-Term
Municipal Bond Index returned 0.36%, while the average return of the 116 mostly investment-grade California municipal debt funds tracked by Lipper Inc.
was 0.66%. Longer-term, the portfolio's average annual returns ranked in the top 5% of its Lipper group for the five- and 10-year periods ended August 31,
2007 (see page 3).

The portfolio's absolute return and performance relative to the Lehman Index reflected the behavior of the municipal market as a whole, where high-yield bonds outperformed investment-grade securities (see the Market Perspective on page 2). Relative to the Lipper group, the portfolio also benefited from its shorter duration, credit upgrades to a number of our large, long-held positions, and some of our yield- curve and municipal-sector positioning decisions.

RATE AND CURVE POSITIONING CONTRIBUTED

We typically manage duration -- a measure of a bond fund's price sensitivity to interest rate changes --conservatively, keeping it in a narrow band around that of our peer group average. We maintained a neutral to short duration for much of the period, which helped as municipal yields rose overall, particularly in July and August.

In addition, we maintained a yield-curve steepening bias using two-year and
10-year Treasury futures. The Treasury yield curve (a graphic representation of yields at different maturities) steepened during the period, benefiting performance.

SECTOR ALLOCATIONS HELPED

It helped performance relative to the Lipper group to have no exposure to airline-related bonds and a modest weight -- but solid performance -- in tobacco bonds. We had no exposure to airline bonds throughout the fiscal year
-- we don't like their greater volatility and exposure to risk factors that are not typical of most municipal investments. Looking at our tobacco exposure, we believe we had a slightly underweight position relative to our peers; however, the securities we did hold performed very well, as our
California Golden State Tobacco bonds were prerefunded, meaning they were refinanced and saw their credit quality and value increase.

Portfolio at a Glance
                                     As of       As of
                                    8/31/07     8/31/06

Weighted Average Maturity          15.7 yrs    18.3 yrs
Average Duration (Modified)         7.9 yrs     5.6 yrs

Yields as of August 31, 2007

30-DAY SEC YIELD
Investor Class                                   4.41%
A Class                                          3.97%
B Class                                          3.40%
C Class                                          3.40%

INVESTOR CLASS 30-DAY TAX-EQUIVALENT YIELDS(1)
31.98% Tax Bracket                               6.48%
34.70% Tax Bracket                               6.75%
39.23% Tax Bracket                               7.26%
41.05% Tax Bracket                               7.48%

(1) The tax brackets indicated are for combined state and federal income tax.
Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

*All fund returns and yields referenced in this commentary are for Investor
Class shares.

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5

California High-Yield Municipal

POSITIONING FOR SLOWER GROWTH

As we've been saying for some time now, we've been broadening the portfolio's diversification and improving its credit quality because of our concern over slower economic growth. One way we did that was by increasing our holdings in
BBB bonds and reducing our allocation to non-rated debt. We also increased our exposure to more defensive sectors, such as health care and higher education bonds, over the course of the year. At the same time, we reduced our position in land-secured bonds.

Our land-secured bonds generally performed well, with many issues being prerefunded or receiving credit rating upgrades. However, they suffered during the broad sell-off in lower- and non-rated securities in July and August, one of the worst stretches for municipal bonds in many years. But it's worth mentioning that we think land-secured bonds remain attractive even with the potential of a continued housing market decline. That's because the portfolio's land-secured holdings are backed by special assessment taxes that don't fluctuate with property values, and tend to be seasoned deals that come in later stages of development.

OUTLOOK

"We think the housing downturn is far from over, and will continue to exert downward pressure on consumer spending and the economy," says portfolio manager Steven Permut. "While slower growth and inflation tend to be positive for bonds, the high-yield municipal market is likely to face credit concerns and suffer from its association with corporate high-yield bonds. We think that's unfortunate because the market and risks for municipal high-yield bonds are nothing like those of corporate bonds."

"Nevertheless, we'll continue to manage the portfolio's risk prudently, diversifying into sectors insulated against slower economic growth, such as health care and higher education bonds, trading at what we think are attractive relative values. That's consistent with our well-established management strategy, based on thorough credit analysis, security selection, and investment monitoring over time. We think our track record versus our competition validates this steady, long-term approach to investing," concluded
Permut.

Portfolio Composition by Credit Rating
                                % of fund     % of fund
                               investments   investments
                                  as of         as of
                                 8/31/07       2/28/07

AAA                                30%           34%
AA                                 4%             4%
A                                  7%             4%
BBB                                14%           12%
BB                                 1%             --
Unrated                            44%           46%

Ratings provided by independent research companies. These ratings are listed in Standard & Poor's format even if they were provided by other sources.

Top Five Sectors as of August 31, 2007
                                              % of fund
                                             investments

Land Secured                                     30%
Prerefunded                                      14%
Tax Allocation Revenue                            8%
General Obligation (GO)                           7%
Hospital Revenue                                  6%

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6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2007 to August 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

------
7

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                     Beginning        Ending       Expenses Paid
                   Account Value  Account Value    During Period*     Annualized
                      3/1/07         8/31/07      3/1/07 - 8/31/07  Expense Ratio*
ACTUAL
Investor Class        $1,000         $979.40           $2.59            0.52%
A Class               $1,000         $978.20           $3.84            0.77%
B Class               $1,000         $974.50           $7.56            1.52%
C Class               $1,000         $974.50           $7.56            1.52%

HYPOTHETICAL
Investor Class        $1,000        $1,022.58          $2.65            0.52%
A Class               $1,000        $1,021.32          $3.92            0.77%
B Class               $1,000        $1,017.54          $7.73            1.52%
C Class               $1,000        $1,017.54          $7.73            1.52%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
California High-Yield Municipal

AUGUST 31, 2007

Principal Amount                                                             Value

Municipal Securities -- 98.6%

CALIFORNIA -- 95.2%

   $ 1,000,000  ABC Unified School District GO, Series 2000 B,
                6.14%, 8/1/21 (FGIC)(1)                                  $ 526,010
     4,100,000  ABN AMRO Munitops Certificate Trust Rev., Series
                2003-17, VRDN, 3.97%, 9/6/07 (MBIA) (SBBPA: ABN
                AMRO Bank N.V.)                                          4,100,000
     2,000,000  Alameda Public Financing Auth. Local Agency Rev.,
                Series 1996 A, (Community Facilities District No.
                1), 7.00%, 8/1/19                                        2,040,660
     1,200,000  Anaheim Public Financing Auth. Lease Rev., Series
                1997 A, 6.00%, 9/1/24 (FSA)                              1,392,924
     2,000,000  Antelope Valley Community College District GO,
                Series 2007 B, (Election of 2004), 5.25%, 8/1/39
                (MBIA)(2)                                                2,099,260
       765,000  Association of Bay Area Governments Finance Auth.
                for Nonprofit Corporations COP, (Eskaton Gold
                River Lodge), 6.375%, 11/15/08, Prerefunded at
                102% of Par(3)                                             792,838
     3,000,000  Association of Bay Area Governments Finance Auth.
                for Nonprofit Corporations COP, (Eskaton Gold
                River Lodge), 6.375%, 11/15/08, Prerefunded at
                102% of Par(3)                                           3,151,530
     2,875,000  Beaumont Financing Auth. Local Agency Rev.,
                Series 2004 D, 5.80%, 9/1/35                             2,932,529
       855,000  Beaumont Financing Auth. Local Agency Rev.,
                Series 2005 C, 5.50%, 9/1/29                               857,103
     4,000,000  Beaumont Financing Auth. Local Agency Rev.,
                Series 2005 C, 5.50%, 9/1/35                             3,980,200
     3,700,000  Beaumont Financing Auth. Local Agency Rev.,
                Series 2006 A, 5.35%, 9/1/36                             3,622,633
     1,190,000  Berryessa Unified School District GO, Series 2000
                A, 6.18%, 8/1/21 (FSA)(1)                                  625,952
     1,220,000  Berryessa Unified School District GO, Series 2000
                A, 6.05%, 8/1/22 (FSA)(1)                                  608,329
     1,000,000  Berryessa Unified School District GO, Series 2000
                A, 6.06%, 8/1/23 (FSA)(1)                                  472,220

Principal Amount                                                             Value

   $ 1,050,000  California Department of Water Resources Power
                Supply Rev., Series 2002 B2, VRDN, 3.95%, 9/4/07
                (LOC: BNP Paribas)                                     $ 1,050,000
     1,850,000  California Department of Water Resources Power
                Supply Rev., Series 2005 F5, VRDN, 3.95%, 9/4/07
                (LOC: Citibank N.A.)(4)                                  1,850,000
     1,505,000  California Educational Facilities Auth. Rev.,
                (Western University Health Sciences), 6.00%,
                10/1/21(4)                                               1,573,462
     2,500,000  California GO, 5.25%, 8/1/32 (FSA)(4)                    2,753,200
     2,200,000  California GO, Series 2005 A3, VRDN, 3.90%,
                9/5/07 (LOC: Bank of America N.A.)(4)                    2,200,000
     4,000,000  California Health Facilities Financing Auth.
                Rev., Series 1989 A, (Kaiser Permanente), 7.15%,
                10/1/12 (Ambac)(1)(4)                                    3,295,120
     2,500,000  California Health Facilities Financing Auth.
                Rev., Series 1998 A, (Kaiser Permanente), 5.50%,
                6/1/22 (FSA)(3)(4)                                       2,580,025
     5,000,000  California Health Facilities Financing Auth.
                Rev., Series 2007 A, (Sutter Health), 5.25%,
                11/15/46(4)                                              5,095,000
     1,050,000  California Housing Finance Agency Rev., Series
                2000 D, (Multi-Family Housing), VRDN, 3.93%,
                9/4/07 (GO of Agency) (SBBPA: Landesbank
                Hessen-Thuringen Girozentrale and California
                State Teacher's Retirement)                              1,050,000
     4,410,000  California Mobilehome Park Financing Auth. Rev.,
                Series 2000 B, (Union City Tropics), 7.30%,
                8/15/10                                                  4,896,776
     1,905,000  California Mobilehome Park Financing Auth. Rev.,
                Series 2001 B, (Rancho Vallecitos - San Marcos),
                6.75%, 11/15/36                                          1,989,411
     6,345,000  California Mobilehome Park Financing Auth. Rev.,
                Series 2003 B, (Palomar Estates E&W), 7.00%,
                9/15/36(4)                                               6,730,966
     4,760,000  California Mobilehome Park Financing Auth. Rev.,
                Series 2006 A, (Union City Tropics), 5.00%,
                12/15/41(4)                                              4,230,831

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9

California High-Yield Municipal

Principal Amount                                                             Value

   $ 2,000,000  California Mobilehome Park Financing Auth. Rev.,
                Series 2006 B, (Union City Tropics), 5.50%,
                12/15/41                                               $ 1,790,180
    10,000,000  California Municipal Finance Auth. COP,
                (Community Hospitals of Central California
                Obligated Group), 5.25%, 2/1/46(4)                       9,472,000
     2,000,000  California Public Works Board Lease Rev., Series
                1993 D, (Department of Corrections), 5.25%,
                6/1/15 (FSA)(4)                                          2,146,040
     6,000,000  California Public Works Board Lease Rev., Series
                2005 A, (Department of General Services -
                Butterfield), 5.25%, 6/1/30(4)                           6,166,680
     1,340,000  California State and Local Government Financing
                Auth. Rev., Series 1997 B, (Marin Valley Mobile
                Country), 7.50%, 10/1/24                                 1,368,743
     4,630,000  California State University Fresno Association
                Inc. Rev., (Auxiliary Organization Event Center),
                6.00%, 7/1/12, Prerefunded at 101% of Par(3)(4)          5,147,819
     2,455,000  California State University Fresno Association
                Inc. Rev., (Auxiliary Organization Event Center),
                7.00%, 7/1/12, Prerefunded at 102% of Par(3)(4)          2,825,656
    10,000,000  California State University Rev., Series 2005 C,
                (Systemwide Financing Program), 5.00%, 11/1/30
                (MBIA)(4)                                               10,286,299
     1,070,000  California Statewide Communities Development
                Auth. Rev., (Drew School), 5.30%, 10/1/37                1,010,904
     1,960,000  California Statewide Communities Development
                Auth. Rev., (Thomas Jefferson School of Law),
                7.75%, 10/1/11, Prerefunded at 101% of Par(3)(4)         2,239,241
     4,000,000  California Statewide Communities Development
                Auth. Rev., Series 2001 C, (Kaiser Permanente),
                5.25%, 8/1/31(4)                                         4,038,080
     9,000,000  California Statewide Communities Development
                Auth. Rev., Series 2007 A, (California Baptist
                University), 5.50%, 11/1/38                              8,744,579

Principal Amount                                                             Value

   $10,000,000  California Statewide Communities Development
                Auth. Rev., Series 2007 A, (Front Porch
                Communities and Services), 5.125%, 4/1/37(4)           $ 9,202,100
     2,500,000  California Statewide Communities Development
                Auth. Rev., Series 2007 A, (Lancer Educational
                Student Housing), 5.625%, 6/1/33                         2,425,375
     2,000,000  California Statewide Communities Development
                Auth. Rev., Series 2007 A, (Valleycare Health
                System), 5.125%, 7/15/31                                 1,818,160
     3,330,000  California Statewide Communities Development
                Auth. Rev., Series 2007 B, (Kaiser Permanente),
                VRDN, 4.37%, 10/1/07(4)                                  3,104,726
     2,670,000  California Statewide Communities Development COP,
                (Sonoma County Indian Health), 6.40%, 9/1/29             2,746,469
       990,000  California Statewide Communities Development COP,
                (Windward School), 6.90%, 9/1/08                           999,900
     6,250,000  Capistrano Unified School District No. 90-2
                Community Facilities Special Tax Rev., 6.00%,
                9/1/33                                                   6,425,563
     2,180,000  Capistrano Unified School District No. 98-2
                Community Facilities Special Tax Rev., 5.00%,
                9/1/23 (FGIC)(4)                                         2,251,809
     1,000,000  Carmel Unified School District GO, 5.50%, 8/1/25
                (MBIA)                                                   1,047,250
     1,075,000  Cathedral City Public Financing Auth. Rev.,
                Series 2000 A, 6.00%, 8/1/23 (MBIA)(1)                     507,637
     1,075,000  Cathedral City Public Financing Auth. Rev.,
                Series 2000 A, 6.00%, 8/1/24 (MBIA)(1)                     478,698
     1,085,000  Cathedral City Public Financing Auth. Rev.,
                Series 2000 A, 6.05%, 8/1/25 (MBIA)(1)                     456,568
     1,085,000  Cathedral City Public Financing Auth. Rev.,
                Series 2000 A, 6.05%, 8/1/26 (MBIA)(1)                     431,841
     9,795,000  Chino Hills COP, (Civic Center Interim
                Financing), 5.00%, 9/1/36(4)                             9,625,643

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10

California High-Yield Municipal

Principal Amount                                                             Value

   $ 1,700,000  Chino Valley Unified School District COP, Series
                2001 A, 5.375%, 9/1/20 (FSA)(4)                        $ 1,805,859
     2,140,000  Chula Vista Community Facilities District No.
                01-1 Area A Special Tax Rev., 6.10%, 9/1/10,
                Prerefunded at 102% of Par(3)                            2,316,422
     2,175,000  Chula Vista Community Facilities District No.
                01-1 Area B Special Tax Rev., (San Miguel),
                5.45%, 9/1/36                                            2,145,355
     3,600,000  Chula Vista Community Facilities District No.
                06-1 Area A Special Tax Rev., (Eastlake Woods),
                6.20%, 9/1/33                                            3,732,696
     3,705,000  Chula Vista Community Facilities District No.
                12-I Special Tax Rev., (McMillin Otay Ranch
                Village Seven), 5.25%, 9/1/36                            3,548,241
     2,670,000  Chula Vista Community Facilities District No.
                13-I Special Tax Rev., (Otay Ranch Village
                Seven), 5.35%, 9/1/36                                    2,595,320
     7,715,000  Chula Vista Community Facilities District No.
                99-1 Special Tax Rev., (Otay Ranch Spa One),
                7.625%, 9/1/09, Prerefunded at 102% of Par(3)            8,444,067
     1,810,000  City of Lincoln Community Facilities District No.
                2003-1 Special Tax Rev., (Lincoln Crossing),
                6.00%, 9/1/13                                            2,045,626
     5,000,000  City of Whittier Rev., (Whittier College), VRDN,
                5.90%, 9/6/07 (RADIAN) (SBBPA: Bank of New
                York)(4)                                                 5,000,000
     1,780,000  Clovis Public Financing Auth. Lease Rev.,
                (Corporate Yard), 5.375%, 3/1/20 (Ambac)                 1,880,374
       490,000  Corcoran COP, 8.75%, 6/1/16 (Acquired 4/28/92,
                Cost $490,000)(5)                                          556,444
     2,000,000  Corona Department of Water & Power COP, 5.00%,
                9/1/35 (MBIA)(4)                                         2,025,660
     1,150,000  Duarte Unified School District GO, Series 1999 B,
                6.08%, 11/1/23 (FSA)(1)                                    536,694
     2,355,000  Duarte Unified School District GO, Series 2006 E,
                (Election of 1998), 5.07%, 11/1/28 (FSA)(1)                831,386
     2,800,000  El Dorado County Community Facilities District
                No. 1992-1 Special Tax Rev., 5.60%, 9/1/09               2,831,332

Principal Amount                                                             Value

   $ 2,500,000  El Dorado County Community Facilities District
                No. 2001-1 Special Tax Rev., 6.30%, 9/1/31             $ 2,608,675
     4,500,000  El Dorado County Community Facilities District
                No. 2005-1 Special Tax Rev., 5.25%, 9/1/35               4,318,515
     5,500,000  Elk Grove Community Facilities District No.
                2005-1 Special Tax Rev., (Laguna Ridge), 5.25%,
                9/1/37                                                   5,302,990
     1,000,000  Escondido Community Facilities District No.
                2006-01 Special Tax Rev., (Eureka Ranch), 5.15%,
                9/1/36                                                     950,250
     5,000,000  Fillmore Redevelopment Agency Tax Allocation
                Rev., Series 2006 A, (Central City
                Redevelopment), 5.375%, 5/1/31                           4,920,650
     4,225,000  Florin Resource Conservation District COP, Series
                1999 A, (Elk Grove Water Works), 6.75%, 9/1/09,
                Prerefunded at 102% of Par(3)                            4,557,001
     2,450,000  Folsom Community Facilities District No. 7
                Special Tax Rev., 5.75%, 9/1/14                          2,532,443
     1,640,000  Folsom Community Facilities District No. 10
                Special Tax Rev., 7.00%, 9/1/09, Prerefunded at
                102% of Par(3)                                           1,774,054
     2,610,000  Folsom Community Facilities District No. 10
                Special Tax Rev., 7.00%, 9/1/24                          2,743,475
     6,500,000  Folsom Community Facilities District No. 14
                Special Tax Rev., 6.30%, 9/1/11                          7,189,650
     3,740,000  Folsom Public Financing Auth. Rev., Series 1997
                A, 6.875%, 9/2/19                                        3,775,044
     3,000,000  Foothill-De Anza Community College District GO,
                6.16%, 8/1/21 (MBIA)(1)(4)                               1,578,030
     3,000,000  Fullerton Community Facilities District No. 1
                Special Tax Rev., (Amerige Heights), 6.20%, 9/1/32       3,095,880
     5,000,000  Fullerton Unified School District Community
                Facilities District No. 1 Special Tax Rev.,
                6.375%, 9/1/31(4)                                        5,237,900
     2,630,000  Glendale Unified School District GO, Series 1999
                C, 6.00%, 9/1/22 (FSA)(4)                                2,760,658

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11

California High-Yield Municipal

Principal Amount                                                             Value

   $ 5,005,000  Golden State Tobacco Securitization Corp.
                Settlement Rev., Series 2003 A1, 6.75%, 6/1/13(4)      $ 5,751,646
     3,920,000  Golden State Tobacco Securitization Corp.
                Settlement Rev., Series 2003 A1, 6.25%, 6/1/33(4)        4,295,418
     8,000,000  Golden State Tobacco Securitization Corp.
                Settlement Rev., Series 2005 A, 5.00%, 6/1/35
                (FGIC)(4)                                                8,109,679
    11,650,000  Golden State Tobacco Securitization Corp.
                Settlement Rev., Series 2005 A, 5.00%, 6/1/38
                (FGIC)(4)                                               11,772,208
    20,500,000  Golden State Tobacco Securitization Corp.
                Settlement Rev., Series 2007 A1, 5.75%, 6/1/47(4)       19,951,829
     3,190,000  Hawaiian Gardens COP, Series 2000 A, 8.00%,
                6/1/10, Prerefunded at 102% of Par(3)                    3,555,765
     2,775,000  Hawaiian Gardens Redevelopment Agency Tax
                Allocation Rev., Series 2006 B, (Redevelopment
                Project No. 1), 5.40%, 12/1/25                           2,710,259
     2,670,000  Hemet Unified School District Special Tax Rev.,
                (Community Facilities District No. 2005-2),
                5.25%, 9/1/30                                            2,460,939
     1,510,000  Hemet Unified School District Special Tax Rev.,
                (Community Facilities District No. 2005-2),
                5.25%, 9/1/35                                            1,369,600
     5,000,000  Hesperia Public Financing Auth. Rev., Series 2007
                A, (Redevelopment and Housing), 5.50%, 9/1/32
                (XLCA)(2)                                                5,336,000
     2,025,000  Hesperia Public Financing Auth. Rev., Series 2007
                A, (Redevelopment and Housing), 5.50%, 9/1/37
                (XLCA)(2)                                                2,153,912
     2,000,000  Highland Special Tax Rev., (Community Facilities
                District No. 01-1), 6.45%, 9/1/28                        2,059,240
     3,345,000  Hillsborough School District GO, Series 2006 B,
                (Election of 2002), 4.84%, 9/1/28(1)                     1,187,442
     5,000,000  Huntington Beach Union High School District GO,
                (Election of 2004), 5.00%, 8/1/31 (MBIA)(1)(4)           1,527,500
     5,000,000  Imperial Irrigation District COP, (Water
                Systems), 5.50%, 7/1/29 (Ambac)(4)                       5,264,800

Principal Amount                                                             Value

     $ 500,000  Independent Cities Lease Finance Auth. Rev.,
                Series 2006 B, (San Juan Mobile Estates), 5.55%,
                5/15/31                                                  $ 457,600
     1,150,000  Independent Cities Lease Finance Auth. Rev.,
                Series 2006 B, (San Juan Mobile Estates), 5.85%,
                5/15/41                                                  1,076,216
     1,970,000  Indio Redevelopment Agency Tax Allocation Rev.,
                Series 2004 B, (Sub-Merged Project Area), 6.50%,
                8/15/34                                                  2,093,618
     5,000,000  Irvine Unified School District Financing Auth.
                Special Tax Rev., Series 2005 A, 5.00%, 9/1/34
                (Ambac)(4)                                               5,066,450
     8,550,000  Kern Community College Safety, Repair and
                Improvement District GO, (Election of 2002),
                4.56%, 11/1/30 (FSA)(1)(4)                               2,691,455
     1,000,000  Laguna Salada Union School District GO, Series
                2000 C, 6.12%, 8/1/29 (FGIC)(1)                            349,840
     1,225,000  Lake Elsinore Community Facilities District No.
                2004-3 Special Tax Rev., Series 2005 A, (Rosetta
                Canyon Improvement Area No. 1), 5.25%, 9/1/35            1,175,596
     5,000,000  Lake Elsinore Community Facilities District No.
                2004-3 Special Tax Rev., Series 2006 A, (Rosetta
                Canyon Improvement Area No. 2), 5.25%, 9/1/37            4,785,550
     1,100,000  Lake Elsinore Community Facilities District No.
                2005-1 Special Tax Rev., Series 2006 A,
                (Serenity), 5.35%, 9/1/36                                1,076,999
     5,000,000  Lake Elsinore Community Facilities District No.
                2005-2 Special Tax Rev., Series 2005 A,
                (Alberhill Ranch Improvement Area A), 5.45%,
                9/1/36                                                   4,967,550
     2,500,000  Lake Elsinore School Financing Auth. Rev.,
                (Horsethief Canyon), 5.625%, 9/1/16                      2,550,625
     1,245,000  Lake Elsinore Unified School District Community
                Facilities District No. 2005-1 Special Tax Rev.,
                (Improvement Area A), 5.40%, 9/1/35                      1,221,221
     1,310,000  Los Angeles Community Facilities District No. 3
                Special Tax Rev., (Cascades Business Park and
                Golf Course), 6.40%, 9/1/22                              1,339,174

------
12

California High-Yield Municipal

Principal Amount                                                             Value

   $11,000,000  Los Angeles Community Redevelopment Agency Auth.
                Lease Rev., (Vermont Manchester Social Services),
                5.00%, 9/1/37 (Ambac)                                  $11,068,383
     5,000,000  Los Angeles Department of Water & Power Rev.,
                Series 2006 A1, (Water System), 5.00%, 7/1/36
                (Ambac)(4)                                               5,141,700
     5,000,000  Los Angeles Department of Water & Power Rev.,
                Series 2007 A2, (Water System), 5.00%, 7/1/44
                (Ambac)(4)                                               5,110,000
     5,455,000  Manteca Unified School District GO, (Election of
                2004), 4.92%, 8/1/30 (MBIA)(1)(4)                        1,759,074
     2,100,000  Menifee Union School District Special Tax Rev.,
                (Community Facilities District No. 2005-2),
                5.375%, 9/1/36                                           2,063,670
     1,970,000  Milpitas Improvement Bond Act 1915 Special
                Assessment, Series 1996 A, (Local Improvement
                District 18), 6.75%, 9/2/16                              2,012,788
     4,000,000  Moreno Valley Unified School District Special Tax
                Rev., (Community Facilities District No. 2002-1),
                6.20%, 9/1/32                                            4,170,080
     4,100,000  Murrieta Community Facilities District No. 2000-1
                Special Tax Rev., (Greer Ranch), 6.375%, 9/1/30          4,299,342
     1,920,000  Murrieta Community Facilities District No. 2000-2
                Special Tax Rev., Series 2004 A, (The Oaks
                Improvement Area), 6.00%, 9/1/34                         1,974,605
     1,810,000  Murrieta Community Facilities District No. 2003-3
                Special Tax Rev., (Creekside Village Improvement
                Area No. 1), 5.20%, 9/1/35                               1,736,623
     1,660,000  North City West School Facilities Financing Auth.
                Special Tax Rev., Series 2005 B, 5.25%, 9/1/25
                (Ambac)(4)                                               1,792,169
     3,500,000  Oceanside Community Development Commission Tax
                Allocation Rev., (Downtown Redevelopment), 5.70%,
                9/1/25(4)                                                3,589,040
     2,950,000  Oceanside Community Facilities District Special
                Tax Rev., Series 2002 A, (No. 2001-1 Morrow Hills
                Development), 6.20%, 9/1/32                              3,060,271

Principal Amount                                                             Value

   $ 1,000,000  Oceanside Community Facilities District Special
                Tax Rev., Series 2004 A, (No. 2001-1 Morrow Hills
                Development), 5.50%, 9/1/29                            $ 1,002,010
     2,000,000  Orange County Community Facilities District No.
                1999-1 Special Tax Rev., Series 1999 A, (Ladera
                Ranch), 6.50%, 8/15/09, Prerefunded at 102% of
                Par(3)                                                   2,146,440
     2,200,000  Orange County Community Facilities District No.
                1999-1 Special Tax Rev., Series 1999 A, (Ladera
                Ranch), 6.70%, 8/15/09, Prerefunded at 102% of
                Par(3)                                                   2,369,312
     4,590,000  Orange County Community Facilities District No.
                2000-1 Special Tax Rev., Series 2000 A, (Ladera
                Ranch), 6.25%, 8/15/08, Prerefunded at 100% of
                Par(3)                                                   4,704,658
     2,300,000  Orange County Community Facilities District No.
                2004-1 Special Tax Rev., Series 2005 A, (Ladera
                Ranch), 5.20%, 8/15/34                                   2,211,358
     3,000,000  Oxnard School District GO, Series 2001 A, 5.75%,
                8/1/30 (MBIA)(4)                                         3,408,990
     1,150,000  Pacifica COP, (Public Safety Building), 5.80%,
                11/1/20 (MBIA)                                           1,221,139
    10,000,000  Palmdale Water District COP, 5.00%, 10/1/34
                (FGIC)(4)                                               10,118,499
     2,580,000  Palomar Pomerado Health Care District COP,
                (Indian Health Council Inc.), 6.25%, 10/1/29(4)          2,635,135
     1,390,000  Perris Community Facilities District No. 3
                Special Tax Rev., Series 2005 A, (Improvement
                Area No. 2), 5.30%, 9/1/35                               1,343,783
     3,000,000  Perris Public Financing Auth. Special Tax Rev.,
                Series 2004 A, 6.125%, 9/1/34                            3,133,860
     1,450,000  Perris Public Financing Auth. Tax Allocation
                Rev., 5.35%, 10/1/36                                     1,419,579
     1,000,000  Perris Union High School District GO, Series 2000
                A, 6.40%, 9/1/24 (FGIC)(1)                                 443,520
     1,000,000  Perris Union High School District GO, Series 2000
                A, 6.40%, 3/1/25 (FGIC)(1)                                 429,360

------
13

California High-Yield Municipal

Principal Amount                                                             Value

   $ 2,900,000  Pittsburg Redevelopment Agency Tax Allocation
                Rev., (Los Medanos Community Development), 6.20%,
                8/1/25 (Ambac)(1)                                      $ 1,199,179
     2,640,000  Placer Union High School District GO, Series 2000
                A, 6.20%, 8/1/16 (FGIC)(1)(4)                            1,813,522
     1,600,000  Placer Union High School District GO, Series 2000
                A, 6.28%, 8/1/18 (FGIC)(1)                                 988,960
     2,925,000  Placer Union High School District GO, Series 2000
                A, 6.35%, 8/1/21 (FGIC)(1)                               1,538,579
     2,100,000  Placer Union High School District GO, Series 2000
                A, 6.37%, 8/1/22 (FGIC)(1)                               1,047,123
     3,525,000  Placer Union High School District GO, Series 2000
                A, 6.39%, 8/1/23 (FGIC)(1)                               1,664,576
     1,000,000  Placer Union High School District GO, Series 2000
                A, 6.40%, 8/1/24 (FGIC)(1)                                 445,300
     4,835,000  Pleasant Valley School District-Ventura County
                GO, Series 2002 A, 5.85%, 8/1/31 (MBIA)(4)               5,659,948
     1,055,000  Pomona Public Financing Auth. Rev., Series 2006
                AX, (Merged Redevelopment), 5.00%, 2/1/23                1,020,322
     1,100,000  Pomona Public Financing Auth. Rev., Series 2006
                AX, (Merged Redevelopment), 5.00%, 2/1/24                1,059,924
     1,155,000  Pomona Public Financing Auth. Rev., Series 2006
                AX, (Merged Redevelopment), 5.00%, 2/1/25                1,108,881
     3,900,000  Pomona Public Financing Auth. Rev., Series 2006
                AX, (Merged Redevelopment), 5.00%, 2/1/32(4)             3,637,078
     2,800,000  Poway Unified School District Special Tax Rev.,
                (Community Facilities District No. 6-4), 5.125%,
                9/1/35                                                   2,656,612
     2,000,000  Poway Unified School District Special Tax Rev.,
                (Community Facilities District No. 14,
                Improvement Area A), 5.25%, 9/1/36                       1,847,800
     2,500,000  Poway Unified School District Special Tax Rev.,
                (Community Facilities District No. 14), 5.25%,
                9/1/36                                                   2,309,750

Principal Amount                                                             Value

   $ 3,000,000  Rancho Cordova Community Facilities District No.
                2003-1 Special Tax Rev., (Sunridge Anatolia),
                5.375%, 9/1/37                                         $ 2,862,690
     2,000,000  Rancho Cordova Community Facilities District No.
                2003-1 Special Tax Rev., (Sunridge Anatolia),
                5.50%, 9/1/37                                            1,944,220
     2,400,000  Rancho Cucamonga Community Facilities District
                No. 2004-01 Special Tax Rev., (Rancho Etiwanda
                Estates), 5.375%, 9/1/36                                 2,358,480
     7,500,000  Rancho Mirage Joint Powers Financing Auth. Rev.,
                Series 2007 A, (Eisenhower Medical Center),
                5.00%, 7/1/38                                            7,292,700
     1,815,000  Redondo Beach Public Financing Auth. Rev., (South
                Bay Center Redevelopment), 7.125%, 7/1/08                1,835,582
     1,485,000  Rialto Community Facilities District No. 2006-1
                Special Tax Rev., (Elm Park), 5.35%, 9/1/36              1,453,949
     1,000,000  Richmond Joint Powers Financing Auth. Rev.,
                Series 1995 A, 5.25%, 5/15/13                            1,002,120
     1,700,000  Richmond Wastewater Rev., 6.18%, 8/1/23 (FGIC)(1)          806,531
     2,905,000  Richmond Wastewater Rev., 6.20%, 8/1/26 (FGIC)(1)        1,169,088
     2,365,000  Riverside County COP, 5.75%, 11/1/31 (MBIA)(4)           2,543,416
     2,040,000  Riverside County Improvement Bond Act 1915
                Special Assessment, (District No. 168 -
                Rivercrest), 6.70%, 9/2/26                               2,130,617
     2,000,000  Riverside Unified School District Special Tax
                Rev., (Community Facilities District No. 13,
                Improvement Area 1), 5.375%, 9/1/34                      1,958,160
     4,765,000  Riverside Unified School District Special Tax
                Rev., Series 2000 A, (Community Facilities
                District No. 7), 7.00%, 9/1/10                           5,259,702
     1,000,000  Riverside Unified School District Special Tax
                Rev., Series 2005 A, (Community Facilities
                District No. 15, Improvement Area No. 2), 5.25%,
                9/1/30                                                     970,770

------
14

California High-Yield Municipal

Principal Amount                                                             Value

   $ 1,000,000  Riverside Unified School District Special Tax
                Rev., Series 2007 A, (Community Facilities
                District No. 21, Improvement Area No. 2), 5.375%,
                9/1/37                                                   $ 968,190
     4,315,000  Rohnert Park Finance Auth. Rev., Series 2001 A,
                (Las Casitas de Sonoma), 6.40%, 4/15/36                  4,531,095
     5,000,000  Romoland School District Special Tax Rev.,
                (Community Facilities District No. 1, Improvement
                Area 1), 5.40%, 9/1/36                                   4,931,500
     3,250,000  Roseville Special Tax Rev., (Fiddyment Ranch
                Community Facilities District No. 1), 5.25%,
                9/1/36                                                   3,135,178
     1,600,000  Roseville Special Tax Rev., (Westpark Community
                Facilities District No. 1, Public Facilities),
                5.25%, 9/1/37                                            1,542,688
       635,000  Sacramento County Community Facilities District
                No. 1 Special Tax Rev., (Elliot Ranch), 5.60%,
                9/1/07                                                     635,000
       645,000  Sacramento County Community Facilities District
                No. 1 Special Tax Rev., (Elliot Ranch), 5.70%,
                9/1/08                                                     650,947
     1,500,000  Sacramento County Community Facilities District
                No. 1 Special Tax Rev., (Elliot Ranch), 6.30%,
                9/1/21                                                   1,529,790
     4,035,000  Sacramento County Community Facilities District
                No. 2005-2 Special Tax Rev., Series 2007 A,
                (North Vineyard Station No. 1), 6.00%, 9/1/37(2)         4,072,727
     4,000,000  Sacramento Municipal Utilities District Electric
                Rev., Series 1997 K, 5.25%, 7/1/24 (Ambac)(4)            4,378,560
     4,000,000  Sacramento Special Tax Rev., (North Natomas
                Community Facilities), 6.30%, 9/1/26                     4,123,560
     1,975,000  San Buenaventura COP, (Wastewater Revenue),
                5.00%, 3/1/29 (MBIA)(4)                                  2,009,523
     3,765,000  San Diego County Improvement Bond Act of 1915
                Special Assessment (Reassessment District No.
                97-1 - 4-S Ranch), 6.25%, 9/2/12                         3,866,166

Principal Amount                                                             Value

   $ 1,250,000  San Francisco City and County Redevelopment
                Agency Lease Rev., (George R. Moscone), 7.05%,
                7/1/13(1)                                                $ 978,063
     2,790,000  San Marcos Public Facilities Auth. Special Tax
                Rev., Series 2004 A, 5.45%, 9/1/24                       2,810,004
     5,000,000  San Marcos Public Facilities Auth. Special Tax
                Rev., Series 2004 A, 5.00%, 9/1/34 (FGIC)(4)             5,059,450
     3,005,000  Santa Barbara County Rev., 5.50%, 9/1/22
                (Ambac)(4)                                               3,215,170
     2,875,000  Santa Monica Redevelopment Agency Tax Allocation
                Rev., Series 2006 A, (Earthquake Recovery
                Redevelopment), 5.00%, 7/1/28 (FGIC)(4)                  2,941,815
     2,000,000  Saugus Union School District Special Tax Rev.,
                (Community Facilities District No. 2005-1),
                5.30%, 9/1/36                                            1,915,840
     7,755,000  Shasta Lake Public Finance Auth. Rev.,
                (Electrical Enterprise), 6.25%, 4/1/13,
                Prerefunded at 102% of Par(3)                            8,857,682
     2,160,000  Soledad Improvement Bond Act of 1915 Special
                Assessment, (Diamond Ridge Assessment District
                No. 2002-01), 6.75%, 9/2/33                              2,296,210
       500,000  Southern California Public Power Auth. Rev.,
                6.75%, 7/1/10 (FSA)                                        540,840
     2,400,000  Southern California Public Power Auth. Rev.,
                (Transmission), 6.35%, 7/1/14 (MBIA)(1)(4)               1,824,816
     1,250,000  Southern California Public Power Auth. Rev.,
                (Transmission), 6.35%, 7/1/15 (MBIA)(1)                    906,788
     4,195,000  Stockton Community Facilities District Special
                Tax Rev., (Spanos Park West No. 2001-1), 6.375%,
                9/1/12, Prerefunded at 102% of Par(3)                    4,749,118
     5,000,000  Sunnyvale Special Tax Rev., (Community Facilities
                District No. 1), 7.75%, 8/1/32                           5,282,300
     2,690,000  Tahoe-Truckee Unified School District GO, Series
                1999 A, (Improvement District No. 2), 6.19%,
                8/1/22 (FGIC)(1)                                         1,341,315
     2,220,000  Tahoe-Truckee Unified School District GO, Series
                1999 A, (Improvement District No. 2), 6.19%,
                8/1/23 (FGIC)(1)                                         1,048,328

------
15

California High-Yield Municipal

Principal Amount                                                             Value

   $ 5,000,000  Tustin Community Facilities District No. 06-1
                Special Tax Rev., Series 2007 A, (Tustin
                Legace/Columbus Villages), 6.00%, 9/1/36(2)            $ 5,141,950
     1,300,000  Tustin Community Facilities District No. 07-1
                Special Tax Rev., (Tustin Legace/Retail Center),
                6.00%, 9/1/37(2)                                         1,326,936
     2,000,000  Tustin Unified School District Special Tax Rev.,
                (Community Facilities District No. 97-1), 6.375%,
                9/1/08, Prerefunded at 102% of Par(3)                    2,094,300
     1,500,000  University of California Rev., Series 2003 A,
                5.00%, 5/15/23 (Ambac)                                   1,540,305
     2,500,000  Val Verde Unified School District Special Tax
                Rev., 5.40%, 9/1/30                                      2,475,650
     2,600,000  Val Verde Unified School District Special Tax
                Rev., 5.45%, 9/1/36                                      2,583,126
     2,500,000  West Basin Municipal Water District COP, Series
                2003 A, 5.00%, 8/1/30 (MBIA)(4)                          2,546,650
     1,000,000  West Sacramento Special Tax Rev., (Community
                Facilities District No. 10), 6.20%, 9/1/09,
                Prerefunded at 102% of Par(3)                            1,062,060
     3,235,000  West Sacramento Special Tax Rev., (Community
                Facilities District No. 10), 6.75%, 9/1/09,
                Prerefunded at 102% of Par(3)                            3,469,667
     1,740,000  West Sacramento Special Tax Rev., (Community
                Facilities District No. 20), 5.30%, 9/1/35               1,682,145
     2,080,000  Westlands Water District COP, Series 2005 A,
                5.00%, 9/1/25 (MBIA)(4)                                  2,147,579
     2,270,000  Yuba City Redevelopment Agency Tax Allocation
                Rev., 5.70%, 9/1/24                                      2,333,333
     2,000,000  Yuba City Redevelopment Agency Tax Allocation
                Rev., 6.00%, 9/1/31                                      2,066,240
     1,860,000  Yuba City Redevelopment Agency Tax Allocation
                Rev., 5.375%, 9/1/32 (RADIAN)(4)                         1,818,727

Principal Amount                                                             Value

   $ 3,330,000  Yuba City Redevelopment Agency Tax Allocation
                Rev., 5.375%, 9/1/39 (RADIAN)(4)                       $ 3,204,692
     2,895,000  Yuba City Unified School District GO, 6.05%,
                9/1/24 (FGIC)(1)                                         1,283,990
     1,500,000  Yuba City Unified School District GO, 6.05%,
                3/1/25 (FGIC)(1)                                           644,040
                                                                      ------------
                                                                       626,768,781
                                                                      ------------
PUERTO RICO -- 3.1%

     7,800,000  Puerto Rico Electric Power Auth. Rev., Series
                2007 UU, VRDN, 4.29%, 10/1/07, resets quarterly
                at 67% of the 3-month LIBOR plus 0.70% with no
                caps(4)                                                  7,532,304
     3,000,000  Puerto Rico GO, Series 2006 A, 5.25%, 7/1/30(4)          3,068,940
    10,000,000  Puerto Rico Sales Tax Financing Corp. Rev.,
                Series 2007 A, VRDN, 4.52%, 11/1/07, resets
                quarterly at 67% of the 3-month LIBOR plus 0.93%
                with no caps(4)                                         10,000,000
                                                                      ------------
                                                                        20,601,244
                                                                      ------------
U.S. VIRGIN ISLANDS -- 0.3%

     2,000,000  Virgin Islands Water & Power Auth. Electric
                System Rev., Series 2007 A, 5.00%, 7/1/31(4)             1,894,600
                                                                      ------------
TOTAL MUNICIPAL SECURITIES
(Cost $641,074,634)                                                    649,264,625
                                                                      ------------

Short-Term Municipal Securities -- 2.8%

PUERTO RICO -- 2.8%

     6,000,000  Government Development Bank of Puerto Rico Rev.,
                4.30%, 9/28/07                                           5,999,340
     2,250,000  Government Development Bank of Puerto Rico Rev.,
                4.25%, 11/2/07                                           2,249,415
     5,000,000  Government Development Bank of Puerto Rico Rev.,
                4.12%, 11/8/07                                           4,997,400
     5,000,000  Government Development Bank of Puerto Rico Rev.,
                4.35%, 12/4/07                                           4,999,350
                                                                      ------------
TOTAL SHORT-TERM MUNICIPAL SECURITIES
(Cost $18,250,000)                                                      18,245,505
                                                                      ------------

------
16

California High-Yield Municipal

Shares                                                                       Value

Temporary Cash Investments -- 0.1%

        578,000  Federated California Municipal Cash Trust                 578,000
(Cost $578,000)
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 101.5%
(Cost $659,902,634)                                                    668,088,130
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- (1.5)%                                 (9,718,941)
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $658,369,189
                                                                      ============

Futures Contracts
                                                Underlying Face       Unrealized
Contracts Purchased        Expiration Date      Amount at Value      Gain (Loss)
930     U.S. Treasury
        2-Year Notes        December 2007        $191,725,313          $230,407
                                                 ============        ============

                                                Underlying Face       Unrealized
Contracts Sold              Expiration Date     Amount at Value      Gain (Loss)
514     U.S. Treasury
        10-Year Notes        December 2007        $56,050,094         $(630,473)
                                                 ============        ============

Notes to Schedule of Investments

Ambac = Ambac Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance, Inc.

GO = General Obligation

LIBOR = London Interbank Offered Rate

LOC = Letter of Credit

MBIA = MBIA Insurance Corporation

RADIAN = Radian Asset Assurance, Inc.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective August 31, 2007.

XLCA = XL Capital Ltd.

(1) Security is a zero-coupon municipal bond. The rate indicated is the yield to maturity at purchase. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(2) When-issued security.

(3) Escrowed to maturity in U.S. government securities or state and local government securities.

(4) Security, or a portion thereof, has been segregated for when-issued securities and/or futures contracts.

(5) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at August 31, 2007, was $556,444, which represented 0.1% of total net assets.

See Notes to Financial Statements.

------
17

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2007

ASSETS

Investment securities, at value (cost of $659,902,634)                $668,088,130

Cash                                                                       141,339

Receivable for capital shares sold                                          34,797

Interest receivable                                                     11,253,324
                                                                      ------------
                                                                       679,517,590
                                                                      ------------
LIABILITIES

Payable for investments purchased                                       19,840,499

Payable for capital shares redeemed                                        273,511

Payable for variation margin on futures contracts                          118,909

Accrued management fees                                                    286,935

Distribution fees payable                                                   27,820

Service fees (and distribution fees -- A Class) payable                     40,194

Dividends payable                                                          560,533
                                                                      ------------
                                                                        21,148,401
                                                                      ------------

NET ASSETS                                                            $658,369,189
                                                                      ============
NET ASSETS CONSIST OF:

Capital paid in                                                       $653,034,909

Accumulated net realized loss on investment transactions               (2,451,150)

Net unrealized appreciation on investments                               7,785,430
                                                                      ------------
                                                                      $658,369,189
                                                                      ============
INVESTOR CLASS
Net assets                                                            $467,476,500
Shares outstanding                                                      47,212,243
Net asset value per share                                                    $9.90

A CLASS
Net assets                                                            $147,313,518
Shares outstanding                                                      14,877,747
Net asset value per share                                                    $9.90
Maximum offering price (net asset value divided by 0.955)                   $10.37

B CLASS
Net assets                                                              $1,454,195
Shares outstanding                                                         146,865
Net asset value per share                                                    $9.90

C CLASS
Net assets                                                             $42,124,976
Shares outstanding                                                       4,254,362
Net asset value per share                                                    $9.90

See Notes to Financial Statements.

------
18

STATEMENT OF OPERATIONS

YEAR ENDED AUGUST 31, 2007

INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                              $ 31,518,148
                                                                      ------------

EXPENSES:

Management fees                                                          3,108,718

Distribution fees:
 B Class                                                                    10,222
 C Class                                                                   282,842

Service fees:
 B Class                                                                     3,407
 C Class                                                                    94,281

Service and distribution fees -- A Class                                   301,338

Trustees' fees and expenses                                                 26,470

Other expenses                                                               1,453
                                                                      ------------
                                                                         3,828,731
                                                                      ------------

NET INVESTMENT INCOME (LOSS)                                            27,689,417
                                                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                                    264,675

Futures transactions                                                       135,654
                                                                      ------------
                                                                           400,329
                                                                      ------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                                           (22,975,620)

Futures                                                                  (408,257)
                                                                      ------------
                                                                      (23,383,877)
                                                                      ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                               (22,983,548)
                                                                      ------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                              $ 4,705,869
                                                                      ============

See Notes to Financial Statements.

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19

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED AUGUST 31, 2007 AND AUGUST 31, 2006

Increase (Decrease) in Net Assets                             2007            2006

OPERATIONS

Net investment income (loss)                          $ 27,689,417    $ 22,426,057

Net realized gain (loss)                                   400,329       (944,038)

Change in net unrealized
appreciation (depreciation)                           (23,383,877)     (3,154,981)
                                                      ------------    ------------
Net increase (decrease) in net assets
resulting from operations                                4,705,869      18,327,038
                                                      ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
 Investor Class                                       (20,885,775)    (18,559,723)
 A Class                                               (5,359,920)     (2,980,323)
 B Class                                                  (50,395)        (46,349)
 C Class                                               (1,393,327)       (839,662)
                                                      ------------    ------------
Decrease in net assets from distributions             (27,689,417)    (22,426,057)
                                                      ------------    ------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets
from capital share transactions                        152,328,607      97,324,569
                                                      ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS                  129,345,059      93,225,550

NET ASSETS

Beginning of period                                    529,024,130     435,798,580
                                                      ------------    ------------
End of period                                         $658,369,189    $529,024,130
                                                      ============    ============

See Notes to Financial Statements.

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20

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century California Tax-Free and Municipal Funds (the
trust) is registered under the Investment Company Act of 1940 (the 1940 Act)
as an open-end management investment company. California High-Yield Municipal
Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified under the 1940 Act. The fund's investment objective is to seek high current income that is exempt from federal and California income taxes.
The fund pursues this objective by investing a portion of its assets in lower-rated and unrated municipal securities. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the A
Class, the B Class and the C Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Debt securities maturing in greater than 60 days are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the Board of Trustees or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or
there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures transactions and unrealized appreciation
(depreciation) on futures, respectively.

------
21

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2003. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements.
Accordingly, no provision has been made for federal or state income taxes.
Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an
Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the
Investment Category Fee range from 0.1925% to 0.3100% and the rates for the
Complex Fee range from 0.2500% to 0.3100%. For the year ended August 31, 2007, the effective annual management fee for the Investor Class, A Class, B Class and C Class was 0.51%.

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class and C Class (collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century
Investment Services, Inc. (ACIS) an annual distribution and service fee of
0.25%. The plans provide that the B Class and the C Class each will pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries. Fees incurred under the plans during the year ended August 31, 2007, are detailed in the
Statement of Operations.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century Services, LLC.

The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB).
JPMCB is a custodian of the fund and a wholly owned subsidiary of JPMorgan
Chase & Co. (JPM). JPM is an equity investor in ACC.

------
22

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended August 31, 2007, were $228,936,381 and
$95,130,297, respectively.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

                       Year ended August 31, 2007    Year ended August 31, 2006
                            Shares         Amount         Shares         Amount
INVESTOR CLASS

Sold                    11,802,861   $120,763,745      6,289,033   $ 64,031,626

Issued in
reinvestment of
distributions            1,492,505     15,250,725      1,331,569     13,540,526

Redeemed               (5,709,704)   (58,279,673)    (4,436,367)   (45,131,273)
                      ------------   ------------   ------------   ------------
                         7,585,662     77,734,797      3,184,235     32,440,879
                      ------------   ------------   ------------   ------------
A CLASS

Sold                     9,477,355     96,807,687      6,445,448     65,600,146

Issued in
reinvestment of
distributions              374,179      3,820,481        214,323      2,178,624

Redeemed               (3,797,742)   (38,634,857)    (1,659,077)   (16,887,862)
                      ------------   ------------   ------------   ------------
                         6,053,792     61,993,311      5,000,694     50,890,908
                      ------------   ------------   ------------   ------------
B CLASS

Sold                        25,417        260,030         19,771        201,349

Issued in
reinvestment of
distributions                2,101         21,463          2,102         21,376

Redeemed                   (3,920)       (39,997)       (10,418)      (105,427)
                      ------------   ------------   ------------   ------------
                            23,598        241,496         11,455        117,298
                      ------------   ------------   ------------   ------------
C CLASS

Sold                     1,823,758     18,681,934      1,813,898     18,456,678

Issued in
reinvestment of
distributions               58,463        596,819         34,808        353,889

Redeemed                 (680,026)    (6,919,750)      (485,633)    (4,935,083)
                      ------------   ------------   ------------   ------------
                         1,202,195     12,359,003      1,363,073     13,875,484
                      ------------   ------------   ------------   ------------
Net increase
(decrease)              14,865,247   $152,328,607      9,559,457   $ 97,324,569
                      ============   ============   ============   ============

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or American Century
Global Investment Management, Inc., has a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended August 31, 2007.

6. RISK FACTORS

The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. The fund invests primarily in lower-rated debt securities, which are subject to substantial risks including price volatility, liquidity risk, and default risk. Income may be subject to state and local taxes and, if applicable, the alternative minimum tax.

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23

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended August 31, 2007 and August 31, 2006 were as follows:

                                                       2007              2006
DISTRIBUTIONS PAID FROM

Exempt income                                      $27,684,051       $22,426,057

Taxable ordinary income                               $5,366              --

Long-term capital gains                                 --                --

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of August 31, 2007, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments                                       $659,902,634
                                                                      ============
Gross tax appreciation of investments                                 $ 18,854,241

Gross tax depreciation of investments                                 (10,668,745)
                                                                      ------------
Net tax appreciation (depreciation) of investments                     $ 8,185,496
                                                                      ============
Accumulated capital losses                                            $(2,851,216)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers of $(994,256) and
$(1,856,960) expire in 2009 and 2015, respectively.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

9. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates $27,710,302 of exempt interest distributions for the fiscal year ended August 31, 2007.

------
24

FINANCIAL HIGHLIGHTS
California High-Yield Municipal

Investor Class
For a Share Outstanding Throughout the Years Ended August 31
                                   2007       2006      2005       2004       2003
PER-SHARE DATA

Net Asset Value, Beginning
of Period                        $10.25     $10.36     $9.93      $9.65      $9.84
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)                     0.48       0.49      0.51       0.52       0.52

 Net Realized and
 Unrealized Gain (Loss)          (0.35)     (0.11)      0.43       0.28     (0.19)
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations             0.13       0.38      0.94       0.80       0.33
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.48)     (0.49)    (0.51)     (0.52)     (0.52)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                     $9.90     $10.25    $10.36      $9.93      $9.65
                               ========   ========  ========   ========   ========

TOTAL RETURN(1)                   1.22%      3.80%     9.65%      8.48%      3.35%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        0.52%      0.52%     0.52%      0.53%      0.54%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                4.70%      4.80%     4.99%      5.30%      5.24%

Portfolio Turnover Rate             17%        25%       13%        19%        30%

Net Assets, End of Period
(in thousands)                 $467,477   $406,063  $377,534   $332,434   $334,032

(1) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
25

California High-Yield Municipal

A Class
For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
                                   2007       2006      2005       2004    2003(1)
PER-SHARE DATA

Net Asset Value, Beginning
of Period                        $10.25     $10.36     $9.93      $9.65      $9.79
                                -------    -------   -------    -------    -------
Income From
Investment Operations

 Net Investment
 Income (Loss)                     0.46       0.46      0.48       0.50       0.29

 Net Realized and
 Unrealized Gain (Loss)          (0.35)     (0.11)      0.43       0.28     (0.14)
                                -------    -------   -------    -------    -------
 Total From
 Investment Operations             0.11       0.35      0.91       0.78       0.15
                                -------    -------   -------    -------    -------
Distributions

 From Net
 Investment Income               (0.46)     (0.46)    (0.48)     (0.50)     (0.29)
                                -------    -------   -------    -------    -------
Net Asset Value,
End of Period                     $9.90     $10.25    $10.36      $9.93      $9.65
                                =======    =======   =======    =======    =======

TOTAL RETURN(2)                   0.97%      3.54%     9.38%      8.21%      1.48%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        0.77%      0.77%     0.77%      0.78%   0.78%(3)

Ratio of Net Investment
Income (Loss) to
Average Net Assets                4.45%      4.55%     4.74%      5.05%   5.04%(3)

Portfolio Turnover Rate             17%        25%       13%        19%     30%(4)

Net Assets, End of Period
(in thousands)                 $147,314    $90,421   $39,608    $11,499     $1,286

(1) January 31, 2003 (commencement of sale) through August 31, 2003.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Annualized.

(4) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended August 31, 2003.

See Notes to Financial Statements.

------
26

California High-Yield Municipal

B Class
For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
                                  2007       2006      2005      2004     2003(1)
PER-SHARE DATA

Net Asset Value, Beginning
of Period                       $10.25     $10.36     $9.93     $9.65       $9.79
                               -------    -------   -------   -------     -------
Income From
Investment Operations

 Net Investment
 Income (Loss)                    0.38       0.39      0.40      0.42        0.25

 Net Realized and
 Unrealized Gain (Loss)         (0.35)     (0.11)      0.43      0.28      (0.14)
                               -------    -------   -------   -------     -------
 Total From
 Investment Operations            0.03       0.28      0.83      0.70        0.11
                               -------    -------   -------   -------     -------
Distributions

 From Net
 Investment Income              (0.38)     (0.39)    (0.40)    (0.42)      (0.25)
                               -------    -------   -------   -------     -------
Net Asset Value,
End of Period                    $9.90     $10.25    $10.36     $9.93       $9.65
                               =======    =======   =======   =======     =======

TOTAL RETURN(2)                  0.22%      2.77%     8.57%     7.40%       1.05%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                       1.52%      1.52%     1.52%     1.53%    1.53%(3)

Ratio of Net Investment
Income (Loss) to
Average Net Assets               3.70%      3.80%     3.99%     4.30%    4.43%(3)

Portfolio Turnover Rate            17%        25%       13%       19%      30%(4)

Net Assets, End of Period
(in thousands)                  $1,454     $1,263    $1,158      $866        $352

(1) January 31, 2003 (commencement of sale) through August 31, 2003.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Annualized.

(4) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended August 31, 2003.

See Notes to Financial Statements.

------
27

California High-Yield Municipal

C Class
For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
                                  2007       2006      2005      2004     2003(1)
PER-SHARE DATA

Net Asset Value, Beginning
of Period                       $10.25     $10.36     $9.93     $9.65       $9.79
                               -------    -------   -------   -------     -------
Income From
Investment Operations

 Net Investment
 Income (Loss)                    0.38       0.39      0.40      0.43        0.26

 Net Realized and
 Unrealized Gain (Loss)         (0.35)     (0.11)      0.43      0.28      (0.14)
                               -------    -------   -------   -------     -------
 Total From
 Investment Operations            0.03       0.28      0.83      0.71        0.12
                               -------    -------   -------   -------     -------
Distributions

 From Net
 Investment Income              (0.38)     (0.39)    (0.40)    (0.43)      (0.26)
                               -------    -------   -------   -------     -------
Net Asset Value,
End of Period                    $9.90     $10.25    $10.36     $9.93       $9.65
                               =======    =======   =======   =======     =======

TOTAL RETURN(2)                  0.22%      2.76%     8.56%     7.49%       1.22%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                       1.52%      1.52%     1.52%     1.48%    1.28%(3)

Ratio of Net Investment
Income (Loss) to
Average Net Assets               3.70%      3.80%     3.99%     4.35%    4.59%(3)

Portfolio Turnover Rate            17%        25%       13%       19%      30%(4)

Net Assets, End of Period
(in thousands)                 $42,125    $31,276   $17,499    $7,416      $2,681

(1) January 31, 2003 (commencement of sale) through August 31, 2003.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Annualized.

(4) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended August 31, 2003.

See Notes to Financial Statements.

------
28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the American Century California Tax-Free and Municipal
Funds and Shareholders of the California High-Yield Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California
High-Yield Municipal Fund (one of the five funds in the American Century
California Tax-Free and Municipal Funds, hereafter referred to as the "Fund")
at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of periods presented, in conformity with accounting principles generally accepted in the United States of America.
These financial statements and financial highlights (hereafter referred to as
"financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board
(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri
October 15, 2007

------
29

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposal. The proposal received the required number of votes of the
American Century California Tax-Free and Municipal Funds and was adopted. A summary of voting results is listed below the proposal.

PROPOSAL:

To elect eight Trustees to the Board of Trustees of American Century
California Tax-Free and Municipal Funds (the proposal was voted on by all shareholders of funds issued by American Century California Tax-Free and
Municipal Funds):

Jonathan S. Thomas      For:                1,196,700,006
                        Withhold:              41,904,885
                        Abstain:                        0
                        Broker Non-Vote:                0

John Freidenrich        For:                1,197,510,256
                        Withhold:              41,094,636
                        Abstain:                        0
                        Broker Non-Vote:                0

Ronald J. Gilson        For:                1,198,244,848
                        Withhold:              40,360,044
                        Abstain:                        0
                        Broker Non-Vote:                0

Kathryn A. Hall         For:                1,198,026,073
                        Withhold:              40,578,819
                        Abstain:                        0
                        Broker Non-Vote:                0

Peter F. Pervere        For:                1,197,268,471
                        Withhold:              41,336,421
                        Abstain:                        0
                        Broker Non-Vote:                0

Myron S. Scholes        For:                1,196,432,024
                        Withhold:              42,172,868
                        Abstain:                        0
                        Broker Non-Vote:                0

John B. Shoven          For:                1,197,907,207
                        Withhold:              40,697,685
                        Abstain:                        0
                        Broker Non-Vote:                0

Jeanne D. Wohlers       For:                1,197,917,523
                        Withhold:              40,687,369
                        Abstain:                        0
                        Broker Non-Vote:                0

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30

MANAGEMENT

The individuals listed below serve as trustees or officers of the fund. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are
"interested" primarily by virtue of their engagement as trustees and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM or the
investment advisor); the fund's principal underwriter, American Century
Investment Services, Inc. (ACIS); and the fund's transfer agent, American
Century Services, LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, trustees or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The trustees serve in this capacity for eight registered investment companies in the American
Century family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED TRUSTEE

JONATHAN S. THOMAS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Trustee and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 109
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

INDEPENDENT TRUSTEES

JOHN FREIDENRICH
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Trustee (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

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31

RONALD J. GILSON
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Trustee (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of
Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

KATHRYN A. HALL
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: Trustee (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer and Chief
Investment Officer, Hall Capital Partners, LLC (April 2002 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

PETER F. PERVERE
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Trustee (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Intraware, Inc.

MYRON S. SCHOLES
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUND: Trustee (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P., and a Partner, Oak Hill Capital Management (1999 to
present); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate
School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Trustee (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Cadence Design Systems (1992 to
present)

JEANNE D. WOHLERS
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Trustee (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

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32

OFFICERS

MARYANNE ROEPKE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006). Also serves as: Senior Vice
President, ACS

CHARLES A. ETHERINGTON
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (November
2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and
Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); and Controller, various American Century funds (1997 to
September 2006)

C. JEAN WADE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller (since 1996)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present)

JON ZINDEL
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

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33

APPROVAL OF MANAGEMENT AGREEMENT
California High-Yield Municipal

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning California High-Yield Municipal (the
"fund") and the services provided to the fund under the management agreement.
The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

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34

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business.

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35

At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund.
The Directors also review detailed performance information during the 15(c)
Process. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance for both the one- and three-year periods was above the median for its peer group.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the fund reflect the complexity of assessing economies of scale.

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36

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was in the lowest quartile of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

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37

SHARE CLASS INFORMATION

Four classes of shares are authorized for sale by the fund: Investor Class, A
Class, B Class, and C Class. The total expense ratios of A Class, B Class, and
C Class shares are higher than that of Investor Class shares. The fund is available for purchase only through financial intermediaries by investors who seek advice from them. Shareholders who have open accounts may make additional investments and reinvest dividends and capital gains distributions as long as such accounts remain open.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

A CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 4.50% to 0.00% for fixed-income funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A Class shares may be subject to a contingent deferred sales charge (CDSC). There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. The unified management fee for A Class shares is the same as for
Investor Class shares. A Class shares also are subject to a 0.25% annual Rule
12b-1 distribution and service fee.

B CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from
5.00% during the first year after purchase to 0.00% after the sixth year.
There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for B Class shares is the same as for Investor Class shares. B Class shares also are subject to a 1.00% annual
Rule 12b-1 distribution and service fee. B Class shares automatically convert to A Class shares (with lower expenses) eight years after their purchase date.

C CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.
The unified management fee for C Class shares is the same as for Investor
Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

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38

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

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39

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX is composed of those securities included in the Lehman Brothers Municipal Bond Index that are investment-grade and have maturities between two and four years.

The LEHMAN BROTHERS 5-YEAR GENERAL OBLIGATION (GO) INDEX is composed of investment-grade U.S. municipal securities, with maturities of four to six years, that are general obligations of a state or local government.

The LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of those securities included in the Lehman Brothers Municipal Bond Index that have maturities greater than 22 years.

The LEHMAN BROTHERS MUNICIPAL BOND INDEX is a market value-weighted index designed for the long-term tax-exempt bond market.

The LEHMAN BROTHERS NON-INVESTMENT-GRADE MUNICIPAL BOND INDEX is composed of non-investment grade U.S. municipal securities with a remaining maturity of one year or more.

The LEHMAN BROTHERS U.S. AGGREGATE INDEX represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S.
dollar- denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The LEHMAN BROTHERS U.S. TREASURY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of the U.S. Treasury with a remaining maturity of one year or more.

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40

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0710
SH-ANN-56705N

ITEM 2. CODE OF ETHICS.

a.   The registrant has adopted a Code of Ethics for Senior  Financial  Officers that applies to the registrant's  principal  executive  officer,  principal financial officer,  principal  accounting  officer,  and persons performing similar functions.

b.   No response required.

c.   None.

d.   None.

e.   Not applicable.

f.   The registrant's Code of Ethics for Senior Financial  Officers was filed as
     Exhibit 12 (a)(1) to American Century Asset Allocation  Portfolios,  Inc.'s
     Annual Certified  Shareholder Report on Form N-CSR, File No. 811-21591,  on
     September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)  The  registrant's  board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)  Peter F.  Pervere,  Jeanne  D.  Wohlers  and  Ronald J.  Gilson  are the
        registrant's  designated  audit committee  financial  experts.  They are
        "independent" as defined in Item 3 of Form N-CSR.

(a)(3)  Not applicable.

(b)     No response required.

(c)     No response required.

(d)     No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

         FY 2006:  $88,961
         FY 2007:  $93,907

(b)      Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were as follows:

         For services rendered to the registrant:

         FY 2006:  $0
         FY 2007:  $0

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2006:  $0
         FY 2007:  $0

(c)      Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

         For services rendered to the registrant:

         FY 2006:  $13,268
         FY 2007:  $0

         For 2006, these services included review of federal and state income tax forms and federal excise tax forms.

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2006:  $0
         FY 2007:  $0

(d)      All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

         For services rendered to the registrant:

         FY 2006:  $0
         FY 2007:  $0

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2006:  $0
         FY 2007:  $0

(e)(1)   In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation
         S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant's audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
         Regulation S-X, the registrant's audit committee also pre-approves its accountant's engagements for non-audit services with the registrant's investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)   All services described in each of paragraphs (b) through (d) of this
         Item were pre-approved before the engagement by the registrant's audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation
         S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)      The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than 50%.

(g)      The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

         FY 2006:  $254,351
         FY 2007:  $96,897

(h)      The registrant's investment adviser and accountant have notified the registrant's audit committee of all non-audit services that were rendered by the registrant's accountant to the registrant's investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant's audit committee included sufficient details regarding such services to allow the registrant's audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedule of  investments  is included as part of the report to  stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE  OF PROXY VOTING  POLICIES  AND  PROCEDURES  FOR  CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY  SECURITIES  BY  CLOSED-END  MANAGEMENT  INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)  The  registrant's  principal  executive  officer  and  principal  financial officer  have  concluded  that the  registrant's  disclosure  controls  and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940)  are  effective  based on their  evaluation  of  these  controls  and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the  registrant's  internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment  Company Act of
     1940) that occurred  during the  registrant's  second fiscal quarter of the period  covered  by this  report  that  have  materially  affected,  or are reasonably likely to materially affect,  the registrant's  internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Registrant's Code of Ethics for Senior Financial Officers,  which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as
        Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.'s
        Certified  Shareholder  Report on Form  N-CSR,  File No.  811-21591,  on
        September 29, 2005.

(a)(2)  Separate  certifications by the registrant's principal executive officer and  principal  financial  officer,  pursuant  to  Section  302  of  the
        Sarbanes-Oxley  Act of 2002  and  Rule  30a-2(a)  under  the  Investment
        Company  Act  of  1940,  are  filed  and  attached   hereto  as  Exhibit
        99.302CERT.

(a)(3)  Not applicable.

(b)     A certification  by the registrant's  chief executive  officer and chief financial officer,  pursuant to Section 906 of the Sarbanes-Oxley Act of
        2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

By:      /s/   Jonathan S. Thomas
         ---------------------------------------
         Name:    Jonathan S. Thomas
         Title:   President

Date:    October 30, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:      /s/   Jonathan S. Thomas
         ---------------------------------------
         Name:   Jonathan S. Thomas
         Title:  President
                 (principal executive officer)

Date:    October 30, 2007

By:      /s/   Robert J. Leach
         ---------------------------------------
         Name:   Robert J. Leach
         Title:  Vice President, Treasurer, and
                 Chief Financial Officer
                 (principal financial officer)

Date:    October 30, 2007